Exhibit 3.1

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 12

CERTIFICATE OF CONTINUANCE

(Section 292, 412)

81800 Canada Ltd.	21782-87
Name of Corporation	Number

I certify that the Corporation was continued under The Corporations Act as set out in the attached Articles of Continuance.

Registrar	Date of Continuance

/s/ [ILLEGIBLE]	August 28, 1987

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM II

ARTICLES OF CONTINUANCE
(Sections 291, 411)

1 – Name of Corporation

The name of the Corporation is 81800 Canada Ltd.

2 – The place in Newfoundland where the registered office is situated

The registered office of the Corporation is situated at 55 Kenmount Road in the City of St. John’s, Province of Newfoundland.

3 – The classes and any maximum number of shares that the corporation is authorized to issue

The classes and number of shares that the Corporation is authorized to issue are set forth in Schedule 1 annexed hereto which is incorporated in this form

4 – Restrictions If any on share transfers

There are no restrictions on the transfer of shares of the Corporation.

5 – Number (or minimum and maximum number) of directors

The Board of Directors of the Corporation shall consist of not less than 3 and not more than 15 Directors.

6 – Restrictions if any on business the corporation may carry on

There are no restrictions on the business which the Corporation may carry on.

7 – (1) If change of name effected, previous name

N/A

(2) Details of incorporation Incorporated under the Canada Business Corporations Act on June 28, 1977

8 – Other provisions, if any

Meetings of shareholders may be held inside or outside the Province of Newfoundland at any place that the Directors may, from time to time, determine.

Date	Signature	Description of Office

August 27, 1987	/s/ [ILLEGIBLE]	President and Secretary
For Departmental use only
Corporation No. 21782-87		Filed Aug 28/87

667

SCHEDULE 1

to Articles of Continuance of

81800 Canada Ltd.

CLASSES AND NUMBER OF SHARES

The classes and number of shares that the Corporation is authorized to issue are as follows:

(a)              an unlimited number of Common Shares without nominal or par value

(b)              an unlimited number of First Preference Shares without nominal or par value

(c)               an unlimited number of Second Preference Shares without nominal or par value

The rights, privileges, restrictions and conditions attached to the First Preference Shares are described in Appendix 1 annexed to this Schedule and incorporated in these Articles of Continuance.

The rights, privileges, restrictions and conditions attached to the Second Preference Shares are described in Appendix 2 annexed to this Schedule and incorporated in these Articles of Continuance.

First Preference Shares and Second Preference Shares may be issued in one or more series and the Board of Directors shall fix the number of shares in each series and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of each series, subject to the limitation set forth in these Articles of Continuance.

APPENDIX 1

FIRST PREFERENCE SHARES

The voting, preferential, deferred, qualified or other rights, privileges or conditions attaching to the Cumulative Redeemable First Preference Shares (herein collectively referred to as the “First Preference Shares”) are as follows or as may be provided pursuant thereto:

1.                      Description of First Preference Shares

The First Preference Shares may be issued from time to time in one or more series, and subject as hereinunder provided, the First Preference Shares of each series shall rank equally with and shall in all respects possess the same rights, preferences and priorities and be subject to the same restrictions and conditions as the First Preference Shares of every other series except that one series may differ from another or others in respect of any one or more of the following matters, namely:

(i)                  the rate or amount of the preferential dividend and the dates and places of payment thereof and the dates from which the same shall accrue;

(ii)               the rate or amount of premium payable upon liquidation, dissolution, winding-up or distribution of assets for the purpose of winding up the affairs of the Corporation resulting from voluntary action on the part of the shareholders;

(iii)            the rate or amount of premium payable on redemption;

(iv)           any right of conversion into any other shares of the capital stock of the Corporation;

(v)              the terms and conditions of any share purchase plan or sinking fund;

(vi)           any restrictions respecting payment of dividends on any shares ranking after the First Preference Shares of any such series; and

(vii)        the voting rights, if any, which the holders of First Preference Shares will have at General Meetings of the Corporation. All said matters shall in respect of each series be determined by the Directors prior to the issue of new First Preference Shares of such series, provided that if the dates from which the preferential dividend shall accure shall not he so determined the same shall be fixed in accordance with the provisions of Paragraph 2 hereof.

2.                      Dividends

The First Preference Shares shall confer upon the holders thereof the right to fixed, cumulative, preferential, cash dividends on the amount paid up thereon, when and as declared out of the profits of the Corporation available for dividends, payable in quarterly instalments, at such rate or in such amount as may be determined by the Directors in respect of each series prior to allotment, such dividends to accrue and be cumulative in respect to each series from such date or dates as may be determined from time to time by the Directors prior to allotment or, in default of such determination, then from the date of allotment. The holders of the First Preference Shares shall not be entitled to any further or other dividends than those expressly provided for by the Directors in respect of each series prior to allotment. With respect to each series of First Preference Shares, dividends shall be paid to the registered holders appearing on the register at the close of business on such a day preceding the day fixed for the payment of the dividend as may be determined from time to time by the Directors. Until other stock or shares of the Corporation shall have been exhausted the First Preference Shares shall not be liable to cancellation or reduction by reason of loss or depreciation of the Corporation’s assets.

3.                      Winding-Up or Dissolution

In the event of liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the First Preference Shares shall be entitled to receive

(i)                             the consideration for the issue and allotment thereof, together with all unpaid preferential dividends, whether or not earned or declared (which for such purposes shall be calculated as if such dividends were accruing from day to day for the period from the expiration of the last period for which dividends have been paid up to and including the date of distribution) and,

(ii)                           if such liquidation, dissolution, winding-up or distribution shall result from voluntary action on the part of the shareholders, an additional amount equal to the premium fixed for that purpose by the Directors in respect of each series prior to allotment before any amount shall be paid to or any property or assets of the Corporation distributed among the holders of any other shares of the Corporation. Any such liquidation, dissolution, winding-up or distribution following the exercise of any statutory right to purchase the undertaking of the Corporation shall not be deemed to result from voluntary action on the part of the shareholders. After payment to the holders of the First Preference Shares of the amount so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

4.                      Return of Capital

When any dividends or amounts payable on a return of capital on the First Preference Shares in accordance with the foregoing provisions are not paid in full, the First Preference Shares of all series shall participate rateably in respect of such dividends in accordance with the sums which would be payable on such First Preference Shares if all such dividends were declared and paid in full, and shall participate rateably in respect of such return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full.

5.                      Redemption

Subject to the provisions of Paragraph 7 hereof and to compliance with the provisions of The Corporations Act of Newfoundland as from time to time in force, First Preference Shares of any one or more series or any part thereof may at any time and from time to time be redeemed by the Corporation at a redemption price consisting of the consideration for the allotment and issue thereof and such premium thereon, if any, as may have been fixed for that purpose by the Directors in respect of such series prior to allotment plus accrued and unpaid preferential dividends calculated to the date fixed for redemption upon giving not less than thirty days’ notice in writing to each holder of the First Preference Shares so called for redemption at his registered place of address in the manner prescribed in the Corporation’s by-laws. If the Corporation desires at any time to call for redemption and redeem less than all the outstanding First Preference Shares of any series the shares to be redeemed shall be selected by lot in such manner as the Directors of the Corporation may determine, or if the Directors so determine, may be redeemed pro rata from each of the holders of First Preference Shares of any series so to be redeemed. If notice of any such redemption is duly given as aforesaid and an amount sufficient to redeem the First Preference Shares called for redemption at the redemption price plus accrued and unpaid preferential dividends as aforesaid be deposited with the Corporation’s Transfer Agent or Bankers or otherwise as specified in the Notice on or before the date fixed for redemption, dividends on the First Preference Shares so called for redemption shall cease to accrue after the date fixed for redemption and the holders of such First Preference Shares shall thereafter have no other right except to receive payment out of the redemption moneys so deposited upon surrender of their share certificates. First Preference Shares redeemed by the Corporation hereunder shall not be reissued.

6.                      Purchase for Cancellation

Subject to the provisions of Paragraph 7 hereof and to compliance with the provisions of The Corporations Act of Newfoundland as from time to time in force, the Corporation shall have the right at its option at any time and from time to time to acquire First Preference Shares of any series by purchase for cancellation in the market (including purchase through or from an investment dealer or through a member of a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the First Preference Shares of the series in question at a price or prices not exceeding in any case the redemption price at which First Preference Shares of such series may be called for redemption plus accrued and unpaid preferential dividends calculated to the date of purchase plus reasonable costs of purchase. From and after the date of purchase of any First Preference Shares the same shall be deemed to have been redeemed and shall be cancelled and shall not be reissued.

7.                      Preference as to Dividends

(i)             No dividends shall at any time be declared or paid on or set apart for any other shares of the Corporation unless all dividends on the First Preference Shares then outstanding accrued for all previous dividend periods shall have been declared and paid or provided for at the date of such declaration or payment or setting apart.

(ii)          Unless all the First Preference Shares then outstanding are being redeemed or purchased, the Corporation shall not call for redemption or purchase or otherwise acquire any First Preference Shares or any other shares of the Corporation unless all accrued dividends on the First Preference Shares then outstanding for all previous dividend periods shall have been declared and paid or provided for at the date of such call for redemption or purchase or other acquisition.

8.                      Voting Rights

The First Preference Shares shall confer upon the holders thereof such voting rights, if any, at General Meetings of the Corporation that are determined by the Directors under Paragraph I hereof, provided however that such voting rights to be so conferred shall in no event exceed one vote per each ten dollars of consideration for the issue and allotment of each such share.

9.                      Subscription for Additional Securities

The holders of the First Preference Shares shall not be entitled as of right to subscribe for or purchase any part of any issue or any shares or of any bonds, debentures or other securities of the Corporation now or hereafter authorized.

10.               Prior Ranking Preference Shares

So long as any First Preference Shares shall remain outstanding the Corporation shall not issue any class of shares ranking as to dividends or assets in priority to the First Preference Shares.

11.               Modification of Rights

The provisions hereinbefore and hereinafter contained may be repealed, modified, amended or amplified in whole or in part by special resolution of the Corporation if approved by a resolution adopted at a meeting of the holders of the First Preference Shares called and held in accordance with the provisions hereinafter set forth by not less than two-thirds of the votes cast on such resolution. If the special resolution especially affects the rights of the holders of any series in a manner or to an extent substantially different to that in or to which the rights of the holders of any other series are affected, then such special resolution shall, in addition, be approved by a resolution adopted at a meeting of the holders of the First Preference Shares of such series so especially affected by not less than two-thirds of the votes cast on such resolution and the provisions of the next following paragraph shall apply, mutatis mutandis to the calling and holding of such meeting. If such special resolution does not affect the rights of any particular series, then the approval of the holders of the First Preference Shares of such series shall not be required. At any meeting of the holders of First Preference Shares each holder shall possess thereat one vote in respect of each Preference Share held by him.

14.               Meetings of Holders of First Preference Shares

Meetings of holders of First Preference Shares may be called pursuant to a resolution of the Directors. At least fourteen (14) days’ notice thereof shall be given in the manner prescribed by the Corporation’s by-laws. A quorum at any meeting of First Preference Shareholders shall consist of two or more holders of First Preference Shares present in person and representing in their own right or as proxies for holders of Preference Shares not less than a majority of the Preference Shares then outstanding; provided, however, that, if at any such meeting the holders of a majority of the outstanding First Preference Shares shall not be present or represented by proxy within one-half hour of the time appointed for the meeting, then the meeting shall stand adjourned for fourteen (14) days and shall accordingly be held on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting and at least seven (7) days’ notice shall be given of such adjourned meeting in the manner prescribed by the by-laws but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of First Preference Shares present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened. Except as hereinbefore specifically provided, the formalities to be observed in respect of the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed in the Corporation’s by-laws with respect to General Meetings of the Corporation.

APPENDIX 2

SECOND PREFERENCE SHARES

The voting, preferential, deferred, qualified or special rights, privileges or conditions attaching to the Cumulative Redeemable Second Preference Shares (herein collectively referred to as the “Second Preference Shares”) are as follows or as may be provided pursuant thereto:

1.                      Priority

The Second Preference Shares of all series shall rank junior to the First Preference Shares heretofore or hereafter created (the “First Preference Shares”) or issued with respect to priority in payment of dividends and with respect to distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, and the Second Preference Shares will be subject in all respects to the voting, preferential, deferred, qualified or special rights, privileges or conditions attaching to the First Preference Shares as a class and to each series of First Preference Shares.

2.                      Description of Second Preference Shares

The Second Preference Shares may be issued from time to time in one or more series, and subject as hereinunder provided, the Second Preference Shares of each series shall rank equally with and shall in all respects possess the same rights, preferences and priorities and be subject to the same restrictions and conditions as the Second Preference Shares of every other series except that one series may differ from another or others in respect of any one or more of the following matters, namely:

(i)                     the rate or amount of the preferential dividend and the dates and places of payment thereof and the dates from which the same shall accrue;

(ii)                  the rate or amount of premium payable upon liquidation, dissolution, winding-up or distribution of assets for the purpose of winding up the affairs of the Corporation resulting from voluntary action on the part of the shareholders;

(iii)               the rate or amount of premium payable on redemption;

(iv)              any right or conversion into any other shares of the capital stock of the Corporation;

(v)                 the terms and conditions of any share purchase plan or sinking fund;

(vi)              any restrictions respecting payment of dividends on any shares ranking after the Second Preference Shares of any such series: and

(vii)           the voting rights, if any, which the holders of Second Preference Shares will have at General Meetings of the Corporation. All said matters shall in respect of each series be determined by the Directors prior to the issue of new Second Preference Shares of such series, provided that if the dates from which the preferential dividend shall accrue shall not be so determined the same shall be fixed in accordance with the provisions of Paragraph 3 hereof.

3.                      Dividends

The Second Preference Shares shall confer upon the holders thereof the right to fixed, cumulative, preferential, cash dividends on the amount paid up thereon, when and as declared out of the profits of the Corporation available for dividends, payable in quarterly instalments, at such rate or in such amount as may be determined by the Directors in respect of each series prior to allotment, such dividends to accrue and be cumulative in respect to each series from such date or dates as may be determined from time to time by the Directors prior to allotment or, in default of such determination, then from the date of allotment. The holders of the Second Preference shares shall not be entitled to any further or other dividends than those expressly provided for by the Directors in respect of each series. With respect to each series of Second Preference Shares, dividends shall be paid to the registered holders appearing on the register at the close of businss on such a day preceding the day fixed for the payment of the dividend as may be determined from time to time by the Directors. Until other stock or shares of the Corporation ranking junior to the Second Preference Shares with respect to distribution of assets shall have been exhausted the Second Preference Shares shall not be liable to cancellation or reduction by reason of loss or depreciation of the Corporation’s assets.

4.                      Winding-up or Dissolution

In the event of liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the Second Preference Shares shall be entitled to receive

(i)                     the consideration for the issue and allotment thereof, together with all unpaid preferential dividends, whether or not earned or declared (which for such purposes shall be calculated as if such dividends were accruing from day to day for the period from the expiration of the last period for which dividends have been paid up to and including the date of distribution) and,

(ii)                  if such liquidation, dissolution, winding-up or distribution shall result from voluntary action on the part of the shareholders, an additional amount equal to the premium fixed for that purposes by the Directors in respect of each series prior to allotment before any amount shall be paid to or any property or assets of the Corporation distributed among the holders of any other shares of the Corporation ranking junior to the Second Preference Shares. Any such liquidation, dissolution, winding-up or distribution following the exercise of any statutory right to purchase the undertaking of the Corporation shall not be deemed to result from voluntary action on the part of the shareholders. After payment to the holders of the Second Preference Shares of the amount so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

5.                      Return of Capital

When any dividends or amounts payable on a return of capital on the Second Preference Shares in accordance with the foregoing provisions are not paid in full, the Second Preference Shares of all series shall participate rateably in respect of such dividends in accordance with the sums which would be payable on such Second Preference Shares if all such dividends were declared and paid in full, and shall participate rateably in respect of such return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full.

6.                      Redemption

Subject to the provisions of Paragraph 8 hereof and to compliance with the provisions of The Corporations Act of Newfoundland as from time to time in force, Second Preference Shares of any one or more series or any part thereof may at any time and from time to time be redeemed by the Corporation at a redemption price consisting of the consideration for the allotment and issue thereof and such premium thereon, if any, as may have been fixed for that purpose by the Directors in respect of such series prior to allotment plus accrued and unpaid preferental dividends calculated to the date fixed for redemption upon giving not less than thirty days’ notice in writing to each holder of the Second Preference Shares so called for redemption at his registered place of address in the manner prescribed in the Corporation’s by-laws. If the Corporation desires at any time to call for redemption and redeem less than all the outstanding Second Preference Shares of any series the shares to be redeemed shall be selected by lot in such manner as the Directors of the Corporation may determine or, if the Directors so determine may be redeemed pro rata from each of the holders of Second Preference Shares of any series so to be redeemed. If notice of any such redemption is duly given as aforesaid and an amount sufficient to redeem the Second Preference Shares called for redemption at the redemption price plus accrued and unpaid preferential dividends as aforesaid be deposited with the Corporation’s transfer agent or bankers or otherwise as specified in the notice on or before the date fixed for redemption, dividends on the Second Preference Shares so called for redemption shall cease to accrue after the date fixed for redemption and the holders of such Second Preference Shares shall thereafter have no other right except to receive payment out of the redemption moneys so deposited upon surrender of their share certificates. Second Preference Shares redeemed by the Corporation hereunder shall not be reissued.

7.                      Purchase for Cancellation

Subject to the provisions of paragraph 8 hereof and to compliance with the provisions of The Corporations Act of Newfoundland as from time to time in force, the Corporation shall have the right at its option at any time and from time to time to acquire Second Preference Shares of any series by purchase for cancellation in the market (including purchase through or from an investment dealer or through a member of a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Second Preference Shares of the series in question at a price or prices not exceeding in any case the redemption price at which Second Preference Shares of such series may be called for redemption plus accrued an unpaid preferential dividends calculated to the date of purchase plus reasonable costs of purchase. From and after the date of purchase of any such Second Preference Shares, the same shall be deemed to have been redeemed and shall be cancelled and shall not be reissued.

8.                      Preference as to Dividends

(i)                     No dividends shall at any time be declared or paid on or set apart for any other shares ranking junior to the Second Preference Shares of the Corporation unless all dividends on the Second Preference Shares then outstanding accrued for all previous dividend periods shall have been declared and paid or provided for at the date of such declaration or payment or setting apart.

(ii)                  Unless all the Second Preference Shares then outstanding are being redeemed or purchased, the Corporation shall not call for redemption or purchase or otherwise acquire any Second Preference Shares or any other shares of the Corporation ranking junior to the Second Preference Shares unless all accrued dividends on the Second Preference Shares then outstanding for all previous dividend periods shall have been declared and paid or provided for at the date of such call for redemption or purchase or other acquisition.

9.                      Voting Rights

The Second Preference Shares shall confer upon the holders such voting rights, if any, at General Meetings of the Corporation that are determined by the Directors under Paragraph 2 hereof, provided however that such voting rights to be so conferred shall in no event exceed one vote per each ten dollars of consideration for the issue and allotment of each such share.

10.               Subscription for Additional Securities

The Holders of the Second Preference Shares shall not be entitled as of right to subscribe for or purchase any part of any issue of any shares or of any bonds, debentures or other securities of the Corporation now or hereafter authorized.

11.               Prior Ranking Preference Shares

So long as any Second Preference Shares shall remain outstanding the Corporation shall not issue any class of shares ranking as to dividends or assets in priority to or pari passu with the Second Preference Shares other than additional First Preference Shares ranking pari passu with those now authorized and additional Second Preference Shares ranking pari passu with those now authorized, all upon compliance with the provisions of The Corporations Act and the by-laws of the Corporation.

12.               Modification of Rights

The provision hereinbefore and hereinafter contained may be repealed, modified, amended or amplified in whole or in part by special resolution of the Corporation if approved by a resolution adopted at a meeting of the holders of the Second Preference Shares called and held in accordance with the provisions hereinafter set forth by not less than two-thirds of the votes cast on such resolution. If the special resolution especially affects the rights of the holders of any series in a manner or to an extent substantially different to that in or to which the rights of the holders of any other series are affected, then such special resolution shall, in addition, be approved by a resolution adopted at a meeting of the holders of the Second Preference Shares of such series so especially affected by not less than two-thirds of the votes cast on such resolution and the provisions of the next following paragraph shall apply, mutatis mutandis to the calling and holding of such meeting. If such special resolution does not affect the rights of any particular series, then the approval of the holders of the Second Preference Shares of such series shall not be required. At any meeting of the holders of Second Preference Shares each holder shall possess thereat one vote in respect of each Second Preference Share held by him.

13.               Meetings of Holders of Second Preference Shares

Meetings of holders of Second Preference Shares may be called pursuant to a resolution of the Directors. At least fourteen (14) days’ notice thereof shall be given in the manner prescribed by the Corporation’s by-laws. A quorum at any meeting of Second Preference Shareholders shall consist of two or more holders of Second Preference Shares present in person and representing in their own right or as proxies for holders of Second Preference Shares not less than a majority of the Second Preference Shares then outstanding; provided however, that, if at any such meeting the holders of a majority of the outstanding Second Preference Shares shall not be present or represented by proxy within one-half hour of the time appointed for the meeting, then the meeting shall stand adjourned for fourteen (14) days and shall accordingly be held on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting and at least seven (7) days’ notice shall be given of such adjourned meeting in the manner prescribed by the by-laws but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of Second Preference Shares present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally convened. Except as hereinbefore specifically provided, the formalities to be observed in respect of the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed in the Corporation’s by-laws with respect to General Meetings of the Corporation.

Consumer and	Consommation
Corporate Affairs Canada	et Corporations Canada

Canada Business	Loi sur les sociétés
Corporations Act	commerciales canadiennes

C A N A D A

CANADA BUSINESS CORPORATIONS ACT

( Section 182(1) )

Having considered the proposed continuation of

81800 CANADA LTD.

81800 CANADA LTEE

in the Province of Rewfoundland, I am satisfied that such continuation will not adversely affect creditors or shareholders of the corporation. Upon receipt of satisfactory notice of the continuation a Certificate of Discontinuance will be issued.

Dated: August 25, 1987

/s/ Frederick H. Sparling
Frederick H. Sparling
Director
Canada Business Corporations Act

Canada

AVIS	NOTICE

Veuillez noter que conformément aux dispositions des paragraphes 182(7) et (8) de la Loi sur les sociétés commerciales canadiennes, cette société restera sous le régime de cette Loi jusqu’au moment où nous émettrons un certificat de changement de régime. Afin d’atteindre ce but, le Directeur doit recevoir un avis attestant à sa satisfaction que la société a été prorogée sous le régime d’une autre juridiction, de même que les frais de dépôt de $200 (à moins qu’ils ne soient déjà payés).

Please note that in conformity with subsections 182(7) and (8) of the Canada Business Corporations Act, this corporation will remain under the jurisdiction of that Act until we have issued a Certificate of Discontinuance. In order to do so, the Director must receive notice satisfactory to him that the corporation has been continued under the laws of another jurisdiction, and the $200 filing fee (unless it has already been paid).

L’original, ou une copie certifiée ou notariée du certificat qui proroge la société commerciale ou autre document émis par le régime qui autorise l’importation, peut constituer un avis satisfaisant. Dans le cas ou une copie de l’avis est envoyée directement par le régime qui autorise l’importation au Directeur, la certification de l’avis n’est pas requise.

The original, or a certified or notarized copy of the Continuation document or other document issued by the importing authority will constitute satisfactory notice. Where a copy of the notice is sent directly from the importing jurisdiction to the Director, certification is not required.

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 28, 56, 282, 310, 311)

Fortis Inc.	21782-87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 28 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 56 of The Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐

(c)	under sub-section 282(1) of The Corporations Act as set out in the attached Articles of Amendment;	☒

(d)	under section 310 of The Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 311 of The Corporations Act as set out in the attached Articles of Arrangement.	☐

Registrar	Date of Amendment

/s/ [ILLEGIBLE]	October 13, 1987

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 56, 281)

1 — Name of Corporation	2 — Corporation No.

81800 Canada Ltd.	21782
3 — The articles of the above-named corporation are amended as follows:

By changing the name from “81800 Canada Ltd.” to “Fortis Inc.”

Signature
Date	/s/ Raymond F. Gosine	Description of Office
October 12, 1987	Raymond F. Gosine	Corporate Secretary
For Departmental use only
Filed —
Oct 13 1987

32

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 28, 56, 282, 310, 311)

Fortis Inc.	21782-87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 28 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 56 of The Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☒

(c)	under sub-section 282(1) of The Corporations Act as set out in the attached Articles of Amendment;	☐

(d)	under section 310 of The Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 311 of The Corporations Act as set out in the attached Articles of Arrangement.	☐

Registrar	Date of Amendment

/s/ [ILLEGIBLE]	October 15, 1987

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 56, 281)

1 — Name of Corporation	2 — Corporation No.

Fortis Inc.
3 — The articles of the above-named corporation are amended as follows:

1.              By adding as a fifth paragraph to Schedule 1 the following:
“The rights, privileges, restrictions and conditions attached to the Common Shares are described in Appendix 3 annexed to this Schedule and incorporated in these Articles of Continuance.”

2. By adding as Appendix 3 to Schedule 1 the attached Appendix marked “A”.

Date	Signature	Description of Office

/s/ R. F. Gosine
October 15, 1987	R. F. Gosine	Corporate Secretary
For Departmental use only
Filed – Oct 15 / 87

“A”

APPENDIX 3

COMMON SHARES

Subject to the rights, privileges and conditions attaching to the Cumulative Redeemable First Preference Shares and the Cumulative Redeemable Second Preference Shares respectively, the Common Shares shall have attached and be subject to the following rights and conditions.

1.                      Dividends

The Common Shares shall confer upon the holders thereof the right to receive for any fiscal year of the Corporation, if, as and when declared in the discretion of the Board of Directors, out of surplus or net profits of the Corporation dividends in such amounts and payable at such times and places in Canada as the Board of Directors may from time to time determine.

2.                      Voting Rights

Each holder of Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation, except class meetings of the holders of another class of shares, and at all such meetings shall be entitled to one (1) vote in respect of each Common Share held by such holder.

3.                      Winding-Up or Dissolution

In the event of any liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the Common Shares shall subject to the rights of the holders of any class or classes of shares ranking in priority thereof, be entitled to share equally, share for share, in all distribution of the assets of the Corporation.

4.                      Modification of Rights

The Corporation in general meeting if empowered so to do may at any time or from time to time alter, amend, or repeal the terms of this and the foregoing paragraphs or have the application thereof suspended in any particular case and changes made in the provisions attaching to the Common Shares, but the same shall not be effective or acted upon unless and until sanctioned at a meeting of the holders of the Common Shares by resolutions carried by the affirmative vote of the holders of not less than three-fourths of the Common Shares who are entitled to vote and who vote either by themselves or by proxies at such meeting. The formalities to be observed with respect to the giving of notice of any meeting of the holders of Common

Shares and the conduct thereof and the quorum therefor shall mutatis mutandis be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders.

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 28, 56,282, 310, 311)

Fortis Inc.	21782-87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 28 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 56 of The Corporations Act as set out in the attached Articles of	☐
Amendment designating a series of shares;

(c)	under sub-section 282(1) of The Corporations Act as set out in the attached Articles	☐
of Amendment;

(d)	under section 310 of The Corporations Act as set out in the attached Articles of	☐
Reorganization;

(e)	under section 311 of The Corporations Act as set out in the attached Articles of	☒
Arrangement.

Registrar	Date of Amendment

/s/ [ILLEGIBLE]	December 29, 1987

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 15

ARTICLES OF ARRANGEMENT
(Section 311)

1 — Name of Corporation	2 — Corporation No.

FORTIS Inc.

In accordance with the order approving the arrangement, the [ILLEGIBLE] arrangement as set out in the order attached hereto becomes effective on December 29th., 1987.

Date	Signature	Description of Office

December 29, 1987	/s/ [ILLEGIBLE]	Vice-President, Corporate
Secretary
For Departmental use only
Field –

1987 No. St. J. 2777

IN THE SUPREME COURT OF NEWFOUNDLAND

TRIAL DIVISION

IN THE MATTER of section

311 of The Corporations Act,

S.N. 1986, c. 12; and

IN THE MATTER of an

application of Newfoundland

Light & Power Co. Limited for

approval of an arrangement to

exchange the common shares of

Newfoundland Light & Power Co.

Limited for the common shares

of another body corporate.

ORDER

Before the Honourable Mr. Justice Gerald F. Lang:

UPON HEARING Counsel for Newfoundland Light & Power Co. Limited (the “Applicant”) AND UPON reading the Originating Application filed herein, AND UPON reading the Affidavits of Raymond F. Gosine, Kevin S. Warr, Peter Alteen, Willard J. Johnston and J. Peter Gagnon, filed herein, IT IS ORDERED THAT:

(a)                 the Plan of Arrangement attached hereto and marked “A” (the “Arrangement”) as approved by special resolution (the “Special Resolution”) of the holders of Class A and Class B common shares of the Applicant at a meeting held on November 24, 1987 (the “Meeting”), be approved under and in accordance with section 311 of The Corporations Act;

(b)                 Upon the passing of a resolution by the Board of Directors of the Applicant approving the Arrangement and setting the effective date, the Arrangement shall become binding upon the Applicant and holders of all issued and outstanding Class A and Class B common shares of the Applicant;

(c)                  Should the Board of Directors of the Applicant not pass a resolution approving the Arrangement within 60 days from the date hereof or should the Board of Directors revoke the Special Resolution at any time prior to the effective date, then the Arrangement shall be deemed to be cancelled and of no legal effect; and

(d)                 All holders of Class A or Class B common shares who, at or before the Meeting, objected in writing to the Special Resolution shall have the right of dissent under Section 300 to 309 of The Corporations Act.

DATED at St. John’s this 25th, day of November, 1987.

/s/ [ILLEGIBLE]
[ILLEGIBLE]

2

“A”

PLAN OF ARRANGEMENT

Under Section 311 of The Corporations Act

Article 1 - Interpretation

1.01        In this Plan of Arrangement, unless there is something in the subject matter or context in-consistent therewith:

(a)                 “Act means the Corporations Act, chapter 12 of the Statutes of Newfoundland 1986 as amended;

(b)                 “Effective Date” means the date shown on the Certificate of Amendment to be issued to NLP under the Act pursuant to Articles of Arrangement to be filed by NLP;

(c)                  “NLP” means Newfoundland Light & Power Co. Limited, a corporation organized and existing under the laws of the Province of Newfoundland;

(d)                 “NLP Common Shares” means the outstanding whole and functional Class ‘A’ and Class ‘B’ Common Shares of NLP;

(e)                  “Fortis” means Fortis Inc., a corporation organized and existing under the laws of the Province of Newfoundland;

(f)                  “Fortis Common Shares” means the Common Shares of Fortis.

Article 2 - Summary of the Arrangement

2.01        All holders of NLP Common Shares shall, by reason of the exchange of their NLP Common Shares for Fortis Common Shares, cease to be shareholders of NLP and, except for dissenting shareholders whose shares are purchased by NLP pursuant to the provisions of sections 300 to 309 inclusive of the Act, shall become holders of an equal number of Fortis Common Shares.

2.02        The exchange of NLP Common Shares for Fortis Common Shares shall occur on the Effective Date.

Article 3 - The Arrangement

3.01        On the Effective Date, the following shall occur and be deemed to occur without further acts or formality:

(a)                 all of the NLP Common Shares, except those referred to in subsection 4.01 (a), shall be and be deemed to be transferred to Fortis in exchange for Fortis Common Shares to be issued on the basis of one Fortis Common Share for each NLP Common Share;

(b)                 with respect to each holder of NLP Common Shares to whom subsection 3.01 (a) applies:

(i)             such holder’s NLP Common Shares shall be and be deemed to be transferred to Fortis.;

(ii)          such holder shall cease to be a holder of NLP Common Shares and such holder’s name shall be removed from the register of NLP Common Shares with respect to such NLP Common Shares transferred to Fortis;

(iii)       there shall be issued to such holder as fully paid and non-assessable shares the number of Fortis Common Shares calculated on the basis set forth in subsection 3.01 (a) and such holder’s name shall be added to the register of Fortis Common Shares as the registered holder of such Fortis Common Shares;

(iv)      Fortis shall be and be deemed to be the transferee and sole holder of the NLP Common Shares so transferred to it, its name shall be entered in the register of the holders of NLP Common Shares and it shall, as soon as reasonably practicable, be entitled to receive certificates representing such NLP Common Shares; and

(c)                  the share certificates representing the NLP Common Shares shall be deemed to represent for all purposes Fortis Common Shares.

Articles 4 - Dissenting Shareholders

4.01                Holders of NLP Common Shares who exercise rights of dissent under the provisions of sections 300 to 309 inclusive of the Act and who:

(a)                 ultimately are entitled to be paid fair value for their NLP Common Shares, shall be deemed to have transferred their NLP Common Shares to NLP on the Effective Date;

(b)                 ultimately are not entitled to be paid fair value for their NLP Common Shares, shall be deemed to have exchanged their NLP Common Shares on the Effective Date for Fortis Common Shares as provided in subsection 3.01 (a):

but in no case shall NLP be required to recognize such holders as shareholders of NLP from and after the Effective Date, and the names of such holders shall be deleted from the register of holders of NLP Common Shares from and after the Effective Date.

NEWFOUNDLAND LIGHT & POWER CO. LIMITED

Certified extract from the Minutes of a

Meeting of the Board of Directors of

Newfoundland Light & Power Co. Limited

WHEREAS, by Special Resolution passed by the holders of Class A and Class B Common shares (“the Shareholders”) at a meeting held on November 24, 1987, the Arrangement under Section 311 of the Corporations Act was approved and authorized; and

WHEREAS, by Order of the Supreme Court of Newfoundland, Trial Division, dated November 25, 1987, the said Arrangement was approved and was deemed to become binding upon the Company and the Shareholders upon the passing of a resolution by the Board of Directors of the Company also approving the Arrangement and setting the effective date;

NOW THEREFORE BE IT RESOLVED THAT the Arrangement under Section 311 of the Corporations Act set forth in the Plan of Arrangement in Schedule B to the Notice of Special Meeting of the Holders of Class “A” and Class “B” Common shares on Tuesday, November 24, 1987 be and it is hereby approved and authorized; and THAT the Arrangement become effective on December 29, 1987.

The undersigned R.F. Gosine, Vice-President, & Corporate Secretary of Newfoundland Light & Power Co. Limited, hereby certifies that the foregoing is a true and correct copy of a resolution adopted at a meeting of the Board of Directors of such Company duly held on the 4th. day of December, 1987 at which a quorum was present and acting throughout, which resolution remains in full force and effect.

WITNESS my hand and the seal of the Company, this 29th. day of December, l987.

/s/ R. F. Gosine
Vice–President, & Corporate Secretary

2

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 28, 56, 282, 310, 311)

Fortis Inc.	21782—87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 28 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 56 of The Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☐

(c)	under sub-section 282(1) of The Corporations Act as set out in the attached Articles of Amendment;	☒

(d)	under section 310 of The Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 311 of The Corporations Act as set out in the attached Articles of Arrangement.	☐

Registrar	Date of Amendment

/s/ [ILLEGIBLE]	September 11, 1990

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 56, 281)

1 – Name of Corporation	2 – Corporation No.

FORTIS INC.	21782
3 – The articles of the above-named corporation are amended as follows:

Designating a series of shares of the First Preference Share Class, to be known as “First Preference Shares, Series A”, as described in Schedule “A” attached hereto.

Date	Signature	Description of Office

Sept.	/s/ [ILLEGIBLE]	Solicitor; FORTIS INC.
For Departmental use only
	Solicitor	Filed –
FORTIS INC.

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES A

The first series of First Preference Shares shall consist of 2,000,000 shares designated “Fixed Rate Cumulative Redeemable Retractable First Preference Shares, Series A” (the “Series A Preference Shares”) and, in addition to, and subject to, the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.                                      DIVIDENDS

1.1                               Declaration and Payment of Dividends.

The holders of the Series A Preference Shares, in priority to the common shares, the Second Preference Shares and any shares of any other class of the Corporation ranking junior to the Series A Preference Shares, shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $2.175 per share per annum payable in equal quarterly instalments on the last day of March, June, September and December in each year (each being a “Dividend Payment Date”), the first such Dividend Payment Date to be December 31, 1990. Such dividends shall accrue from the date of issue of the Series A Preference Shares.

1.2                               Amount of Dividend.

The amount of the dividend for any period which is less than a full quarter of a year with respect to any Series A Preference Share:

(i)                             which is issued, redeemed or purchased; or

(ii)                          where assets of the Corporation are distributed to the holders of Series A Preference Shares pursuant to section 6 hereof;

shall be equal to the amount calculated by multiplying $0.54375 by a fraction of which the numerator is the number of days in such quarter that such share has been outstanding (including the Dividend Payment Date at the beginning of such quarter if the share was outstanding on that date and excluding the Dividend Payment Date at the end of such quarter if such share was outstanding on that date) and the denominator is the number of days in such quarter (including the Dividend Payment Date at the beginning thereof and excluding the next succeeding Dividend Payment Date).

The amount of the dividend payable in respect of each Series A Preference Share on the first Dividend Payment Date following the date of issue shall be that proportion of $1.08750 which the number of days from and including the date of issue to but excluding such Dividend Payment Date is to the total number of days in the two quarters immediately preceding such Dividend Payment Date.

1.3                               Cumulation of Dividends.

The board of directors of the Corporation shall be entitled to declare part of the preferential cumulative cash dividend for any fiscal year notwithstanding that the dividend for such fiscal year may not be declared in full. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all the Series A Preference Shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of the Series A Preference Shares shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for in this paragraph 1.3.

1.4                               Method of Payment.

Each dividend declared on the Series A Preference Shares shall be paid by forwarding by prepaid first class mail, mailed on or before the Dividend Payment Date, addressed to each holder of Series A Preference Shares at his address as it appears on the books of the Corporation or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the books of the Corporation, a cheque for such dividend (less the amount of any tax or other amounts required to be deducted or withheld by the Corporation) payable to or to the order of such holder (or, in the case of joint holders, payable to, and in the name of, all such holders, in the absence of written instructions from them to the contrary) in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being. Notwithstanding the foregoing, any dividend cheque may be delivered to a holder of Series A Preference Shares at his address as aforesaid. The mailing or delivery of any such cheque in the foregoing manner shall satisfy the Corporation’s obligation with respect to the payment of such dividend to the extent of the sum represented by such cheque (plus the amount of any tax or other amounts required to be deducted or withheld as aforesaid) unless such cheque is not paid on presentation. Each dividend on the Series A Preference Shares shall be paid to the registered holders appearing on the registers at the close of business on such day (which shall not be more than 30 days preceding the date fixed for payment of such dividend) as may be determined in advance from time to time by the directors. Dividends which are represented by cheques which have not been presented to the Corporation’s bankers for payment or which otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

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2.             REDEMPTION

2.1          Optional Redemption.

Subject to the provisions of The Corporations Act of Newfoundland and as hereinafter provided, the Corporation shall not redeem the Series A Preference Shares or any of them prior to September 30, 1997. On and after September 30, 1997, the Corporation, upon giving notice as hereinafter provided, may redeem all at any time and part from time to time of the then outstanding Series A Preference Shares, on payment for each share to be redeemed of the price of $25.00 together with an amount equal to all accrued and unpaid cumulative preferential dividends thereon calculated to but excluding the date fixed for redemption, the whole constituting and herein referred to as the “Redemption Price”.

2.2          Partial Redemption.

If less than all the Series A Preference Shares are at any time to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the board of directors may determine or, if the board of directors so determines, on a pro rata basis, disregarding fractions, according to the number of Series A Preference Shares held by each of the registered holders thereof. If only a part of the Series A Preference Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first-mentioned certificate.

2.3          Method of Redemption.

2.3.1.                   In any case of redemption of Series A Preference Shares, the Corporation shall, not less than 30 days and not more than 60 days before the date specified for redemption, send by prepaid first class mail or deliver to the registered address of each person who at the date not more than seven days prior to the date of mailing or delivery is a holder of Series A Preference Shares to be redeemed a notice in writing of the intention of the Corporation to redeem Series A Preference Shares registered in the name of such holder. Accidental failure or omission to give such notice to one or more holders shall not affect the validity of such redemption, but upon such failure or omission being discovered, notice shall be given forthwith to such holder or holders and such notice shall have the same force and effect as if given in due time. A notice of redemption shall set out the number of Series A Preference Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price, the date specified for redemption and the place or places within Canada (which shall include a place or places in each of St. John’s, Montreal and Toronto) at which holders of Series A Preference Shares may present and surrender a certificate or certificates representing such shares for redemption.

2.3.2.                   On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the holders of Series A Preference Shares

3

to be redeemed the Redemption Price of such shares on presentation and surrender of the certificate or certificates representing the Series A Preference Shares called for redemption, at the registered office of the Corporation or any other place or places within Canada specified in the notice of redemption. Payment in respect of Series A Preference Shares being redeemed shall be made by cheque drawn on a Canadian chartered bank and payable to the holder thereof in lawful money of Canada at par at any branch in Canada of such bank and such payment shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the holders of Series A Preference Shares so called for redemption unless the cheque is not honoured when presented for payment.

2.3.3.                   From and after the date specified for redemption in any such notice of redemption, the Series A Preference Shares called for redemption shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders thereof shall not be entitled to exercise any rights as shareholders in respect thereof unless payment of the Redemption Price shall not be made upon presentation and surrender of the certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. Payment of the Redemption Price shall be deemed to have been made upon payment in accordance with paragraph 2.3.3 or upon the deposit of the Redemption Price in accordance with paragraph 2.3.4.

2.3.4.                   The Corporation shall have the right at any time on or after the mailing or delivery of notice of its intention to redeem Series A Preference Shares to deposit the Redemption Price of the Series A Preference Shares so called for redemption, or of such of the Series A Preference Shares which are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, with the Corporation’s transfer agent or to a special account in any specified Canadian chartered bank or any specified trust company in Canada named in such notice of redemption or in a subsequent notice to the registered holders of the shares in respect of which the deposit is made, to be paid without interest to or to the order of the respective holders of Series A Preference Shares whose shares have been called for redemption, upon presentation and surrender to such chartered bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is later, the Series A Preference Shares in respect of which such deposit shall have been made shall be deemed to have been redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving their proportion (less any tax required to be deducted or withheld therefrom) of the amount so deposited without interest, upon presentation and surrender of the certificate or certificates representing the Series A Preference Shares being redeemed. Any interest allowed on any such deposit shall belong to the Corporation.

2.3.5.                   Redemption moneys that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including moneys held on deposit in a special account as provided for above) for a

4

period of six years from the date specified for redemption shall be forfeited to the Corporation.

2.3.6.                   Series A Preference Shares redeemed by the Corporation pursuant to this section 2 shall not be reissued.

3.             RETRACTION AT THE OPTION OF THE HOLDER

3.1          Right to Require Retraction.

Subject to the provisions of The Corporations Act of Newfoundland and to the provisions of section 5 hereof, a holder of Series A Preference Shares shall be entitled to require the Corporation to redeem, on September 30, 1997 (the “Retraction Date”), any or all of the Series A Preference Shares registered in his name on that date which is at a price per share equal to $25.00 together with an amount equal to all accrued and unpaid dividends thereon to but excluding the Retraction Date (or, if applicable, the Subsequent Retraction Date as defined in paragraph 3.3) (the whole constituting and being herein referred to as the “Retraction Price”). The Corporation shall, not later than August 22, 1997 and not earlier than July 23, 1997, mail or deliver to each registered holder of Series A Preference Shares a notice in writing setting out the number of Series A Preference Shares held by such holder, according to the records of the Corporation or its transfer agent, and stating (a) that the Series A Preference Shares may be redeemed on September 30, 1997 at the option of the holder, (b) the place or places within Canada (which shall include the principal office of the transfer agent for the Series A Preference Shares in St. John’s, Montreal and Toronto) at which holders of Series A Preference Shares may present and surrender their shares for redemption on or before the close of business on September 23, 1997 and (c) if the Corporation has reason to believe that, in accordance with the provisions of paragraph 3.3, the Corporation will not be permitted to redeem all of the Series A Preference Shares which may be tendered for redemption, the maximum number of Series A Preference Shares which the Corporation expects it will be permitted to redeem.

3.2          Method of Retraction.

3.2.1.                   In order to elect to have the Corporation redeem Series A Preference Shares pursuant to the retraction privilege, each holder of Series A Preference Shares who desires to have the Corporation redeem any or all of such holder’s Series A Preference Shares on the Retraction Date must, on or before September 23, 1997, tender to the transfer agent (the “Transfer Agent”) for the Series A Preference Shares at its principal office in St. John’s, Montreal or Toronto or at such other additional place or places within Canada designated by the Corporation in the notice delivered pursuant to paragraph 3.1, the certificate or certificates representing the Series A Preference Shares which the holder wishes to have the Corporation redeem with the retraction panel on such share certificate, or such other election form as may be designated by the Corporation for such purposes which includes at least substantially the same information

5

as the retraction panel on the share certificate, in both cases duly completed by the registered holder specifying the number of Series A Preference Shares represented by such certificate that are to be redeemed by the Corporation on the Retraction Date. Such presentation and surrender of the Series A Preference Shares for redemption shall be irrevocable except with respect to those Series A Preference Shares which are not redeemed by the Corporation on the Retraction Date.

3.2.2.                   Subject to applicable law and to the provisions of section 5 hereof, the Corporation shall, on the Retraction Date, redeem, at a price per Series A Preference Share equal to the Retraction Price, the Series A Preference Shares in respect of which the certificates have been surrendered for redemption in accordance with the provisions of this paragraph 3.2. Payment of the Retraction Price may be made by cheque of the Corporation and such payment of the Retraction Price shall be a full and complete discharge of the Corporation’s obligation to pay the Retraction Price owed to the holders of the Series A Preference Shares so presented and surrendered for redemption. Subject as hereinafter provided, the Series A Preference Shares so presented and surrendered for redemption shall be and be deemed to be redeemed on the Retraction Date. From and after the Retraction Date, a holder of any Series A Preference Share presented and surrendered for redemption shall not be entitled to dividends or to exercise any of the rights of a holder of Series A Preference Shares in respect thereof except the right to receive the Retraction Price, provided that if payment of the Retraction Price is not duly made by or on behalf of the Corporation in accordance with the provisions hereof, then the rights of such holder shall remain unaffected.

3.2.3.                   If part only of the Series A Preference Shares represented by any certificate are redeemed as aforesaid, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

3.2.4.                   Redemption moneys that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including moneys held on deposit in a special account as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

3.2.5.                   Series A Preference Shares redeemed pursuant to this section 3 shall not be reissued.

3.3          Retraction Subject to Applicable Law.

If, on the Retraction Date, the Corporation determines that it will not be permitted, under solvency provisions, other provisions of any applicable law or the provisions of section 5 hereof, to redeem all of the Series A Preference Shares tendered for redemption, the Corporation shall redeem, on the Retraction Date, that number of Series A Preference Shares which it is then permitted to redeem in accordance with the aforementioned provisions of law or section 5 hereof (rounded to the next lower multiple of 1,000) and the shares so to be redeemed shall be selected pro rata (disregarding

6

fractions). In such case if a part only of the Series A Preference Shares represented by any certificate shall be redeemed, a new certificate for the Series A Preference Shares not so redeemed shall be issued at the expense of the Corporation and held on the terms hereinafter set out.

If the Corporation shall fail to redeem, because of any of the aforementioned provisions, all Series A Preference Shares in respect of which the holders thereof shall have exercised the retraction privilege (such shares not so redeemed being hereinafter referred to as the “Deposited Shares” and the holders who shall have exercised the retraction privilege in respect thereof being hereinafter referred to as the “Retracting Shareholders”), the Corporation shall continue to hold the Deposited Shares and shall, as soon as possible (but in any event within 14 days) after the Retraction Date, send a notice to each Retracting Shareholder stating:

(i)                             the number of Deposited Shares of such Retracting Shareholder held by the Corporation,

(ii)                          the intention of the Corporation to redeem on each subsequent Dividend Payment Date (the “Subsequent Retraction Date”) thereafter from all Retracting Shareholders who tendered in respect of the Retraction Date, on a pro rata basis, that number of Deposited Shares as it is then permitted by applicable law to redeem, and

(iii)                       the right of such Retracting Shareholder to require the Corporation to return to him all of the Deposited Shares with the result that the obligation of the Corporation to redeem the Deposited Shares so returned on the Retraction Date shall cease.

The Corporation shall, on each Subsequent Retraction Date thereafter if it is permitted on such date by such provisions, redeem, on a pro rata basis from all Retracting Shareholders who tendered in respect of the Retraction Date, that number of Deposited Shares as it is then permitted by applicable law to redeem at the Retraction Price. The Series A Preference Shares to be redeemed on the Subsequent Retraction Date shall be redeemed in accordance with this paragraph 3.3 save and except that payment therefor shall be accompanied by a statement to each Retracting Shareholder setting out the number of Deposited Shares of such Retracting Shareholder redeemed and the number of Deposited Shares remaining in the name of such Retracting Shareholder. Except as otherwise provided herein, Retracting Shareholders shall continue to be entitled to exercise all of the rights of shareholders in respect of the Deposited Shares and to receive dividends thereon except that, in order to obtain possession of the share certificate or certificates representing the Deposited Shares, a Retracting Shareholder must give ten days’ written notice to the Corporation (given not less than 20 days prior to any Subsequent Retraction Date) requiring the Corporation to return to him all of the Deposited Shares held in his name by the Corporation. Upon receipt of such written notice the Corporation shall promptly send to such Retracting Shareholder a share certificate or share certificates for that number of Series A Preference Shares which such

7

Retracting Shareholder has requested the Corporation to return. Such shares shall then cease to be Deposited Shares and such Retracting Shareholders shall cease to have any right to receive any payment with respect thereto in connection with any Subsequent Retraction Date as provided in this paragraph 3.3.

If the directors of the Corporation have acted in good faith in making any of the determinations referred to above as to the number of Series A Preference Shares which the Corporation was permitted at any time to redeem, the Corporation shall have no liability in the event that any such determination proves inaccurate.

4.             PURCHASE FOR CANCELLATION BY THE CORPORATION

4.1                       Subject to the provisions of section 5 hereof and the provisions of The Corporations Act of Newfoundland, the Corporation may at any time and from time to time purchase for cancellation all or any part of the then outstanding Series A Preference Shares in the open market (including purchases through or from an investment dealer or a member of a recognized stock exchange) or by invitation for tenders addressed to all of the holders of Series A Preference Shares then outstanding, at the lowest price or prices at which, in the opinion of the board of directors, such shares are then obtainable, but not exceeding a price per share equal to the then applicable Redemption Price. If, in response to an invitation for tenders under the provisions of this section 4, more Series A Preference Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, then the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices and, if more Series A Preference Shares are tendered at any such price than the Corporation is prepared to purchase, the Series A Preference Shares tendered at that price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series A Preference Shares so tendered by each of the holders of the Series A Preference Shares who submitted tenders at that price.

4.2                       Series A Preference Shares purchased by the Corporation pursuant to this section 4 shall not be reissued.

5.                                      RESTRICTIONS ON DIVIDENDS,
RETIREMENT AND ISSUANCE OF SHARES

While any Series A Preference Shares are outstanding, the Corporation shall not, without the approval of the holders of Series A Preference Shares given as hereinafter specified:

(a)                                 declare, set aside for payment or pay any dividends on or make distributions on or in respect of any common shares, Second Preference Shares or any other shares of the Corporation ranking junior to the Series A Preference Shares (the “Junior Shares”) (other than dividends consisting of Junior Shares);

8

(b)                                 call for redemption, redeem, purchase, retire or acquire for value or distribute any capital in respect of any Junior Shares (except to the extent and out of net cash proceeds received by the Corporation from a substantially concurrent issue of Junior Shares);

(c)                                  call for redemption, redeem, purchase or otherwise retire or acquire for value less than all of the Series A Preference Shares outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching to any series of First Preference Shares, call for redemption, redeem, purchase or otherwise retire for value any other shares ranking as to capital or dividends on a parity with the Series A Preference Shares; or

(e)                                  reserve, set aside, allot or issue any shares ranking as to capital or dividends prior to or on a parity with the Series A Preference Shares or any securities convertible into or exchangeable for such shares;

unless, in each such case, all dividends then due and payable on the Series A Preference Shares then outstanding accrued up to and including the dividends payable on the immediately preceding respective date or dates for the payment of dividends thereon shall have been declared and paid or set apart for payment, and all amounts, if any, payable pursuant to sections 2 and 3 shall have been paid or set apart for payment.

6.             LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs (the “Liquidation Distribution”), each holder of Series A Preference Shares shall be entitled to receive, before any amount shall be paid by the Corporation or any assets of the Corporation shall be distributed to registered holders of shares ranking as to capital junior to the Series A Preference Shares in connection with the Liquidation Distribution, an amount equal to $25.00 for each Series A Preference Shares held by such holder, together with an amount equal to all accrued but unpaid cumulative dividends thereon (which for such purposes shall be calculated as if such dividends were accruing from day to day for the period from the expiration of the last period for which dividends have been paid up to and including the date of the Liquidation Distribution). After payment to the holders of Series A Preference Shares of the amount so payable to them, they shall not be entitled to share in any further distribution of assets of the Corporation.

9

7.             VOTING RIGHTS

Except where specifically provided by The Corporations Act of Newfoundland and as hereinafter provided, the holders of the Series A Preference Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six consecutive quarterly preferential cumulative cash dividends on the Series A Preference Shares on the dates on which the same should be paid whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series A Preference Shares remain in arrears, the holders of the Series A Preference Shares shall be entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Corporation and shall have one vote for each Series A Preference Share held by them respectively.

8.             AMENDMENTS TO SERIES A PROVISIONS

These provisions attaching to the Series A Preference Shares may be repealed, altered, modified, amended or varied only with the prior approval of the holders of the Series A Preference Shares given in the manner provided in section 9 hereof in addition to any other approval required by The Corporations Act of Newfoundland or any other statutory provision of like or similar effect applicable to the Corporation, from time to time in force.

9.             CONSENTS AND APPROVALS

9.1                       The consent or approval of the holders of Series A Preference Shares with respect to any and all matters may be given by one or more instruments signed by the holders of all of the issued and outstanding Series A Preference Shares or by a resolution passed by at least two-thirds of the votes cast at a meeting of the holders of Series A Preference Shares duly called for that purpose and held upon at least 21 days’ notice, at which two or more holders of a majority of the outstanding Series A Preference Shares are present or represented by proxy. If at any such meeting the holders of a majority of the outstanding Series A Preference Shares are not present or represented by proxy within one half-hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being 14 days later and shall accordingly be held on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting and not less than seven days’ notice shall be given of such adjourned meeting. At such adjourned meeting the holders of the Series A Preference Shares present or represented by proxy may transact the business for which the meeting was originally called and the consent or approval of the holders of the Series A Preference Shares with respect thereto may be given by at least two-thirds of the votes cast at such adjourned meeting.

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9.2                       The formalities to be observed with respect to the giving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed by The Corporations Act of Newfoundland and the by-laws of the Corporation with respect to meetings of shareholders.

9.3                       On every poll taken at every such meeting or adjourned meeting every holder of Series A Preference Shares shall be entitled to one vote in respect of each Series A Preference Share of which he is the registered holder.

10.          NOTICES

10.1                     Any notice required or permitted to be given to any holder of Series A Preference Shares shall be sent by first class mail, postage prepaid, or delivered to such holder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, to the last known address of such shareholder. The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

10.2                     If the directors of the Corporation determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder, or is required to send any cheque or any share certificate to any holder of Series A Preference Shares, whether in connection with the redemption or conversion of Series A Preference Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montreal and Toronto and once in a daily French language newspaper published in Montreal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; or

(b)                                 fulfil the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such holder by the transfer agent for the Series A Preference Shares at its principal offices in the cities of St. John’s, Montreal and Toronto and such cheque and/or certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors of the Corporation determine that mail service is no longer interrupted or threatened to be interrupted such cheque or share certificate, if not theretofore delivered to such holder, shall be sent by mail as herein provided.

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11.          TAX ELECTION

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax at a rate such that no holder of the Series A Preference Shares shall be required to pay tax on dividends received on the Series A Preference Shares under section 187.2 of Part IV.1 of such Act or any successor or replacement provision of similar effect.

12.          THE CORPORATIONS ACT OF NEWFOUNDLAND

References herein to The Corporations Act of Newfoundland means The Corporations Act of Newfoundland as now enacted or as the same may from time to time be amended, re-enacted or replaced, and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions.

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NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 28, 56, 282, 310, 311 and Section 449)

Fortis Inc.	21782—87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 28 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 56 of The Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☒

(c)	under sub-section 282(1) of The Corporations Act as set out in the attached Articles of Amendment;	☐

(d)	under section 310 of The Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 311 of The Corporations Act as set out in the attached Articles of Arrangement.	☐

(f)	under section 449 of The Corporations Act as set out in attached Articles of Amendment.	☐

/s/ [ILLEGIBLE]	Date of Amendment
Registrar	July 22, 1991

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 56, 281)

1 – Name of Corporation	2 – Corporation No.

FORTIS INC.	21782
3 – The articles of the above-named corporation are amended as follows:

Deleting appendices 1 and 2 to Schedule 1 of the Articles of Continuance and substituting the attached therefor

Date	Signature	Description of Office
12 July 1991	/s/ R.F. Gosine	Corporate Secretary
R.F. Gosine
For Departmental use only
Filed —

APPENDIX 1

FIRST PREFERENCE SHARES

The rights, privileges, restrictions and conditions attaching to the First Preference Shares, as a class, are as follows:

1.                                      DIRECTORS’ AUTHORITY TO ISSUE ONE OR MORE SERIES

1.1                               The Board of Directors of the Corporation may issue the First Preference Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the Board of Directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to attach to the shares of such series including, without limiting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of preferential dividends, whether cumulative or non-cumulative or partially cumulative, and whether such rates(s), amount or method(s) of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue, the redemption price and terms and conditions of redemption (if any), the rights of retraction (if any), and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be vested in such holders in the future, voting rights and conversion or exchange rights (if any) and any sinking fund, purchase fund or other provisions attaching thereto. Before the issue of the first shares of a series, the Corporation shall send to the Registrar (as defined in The Corporations Act of Newfoundland) Articles of Amendment in the prescribed form containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the Board of Directors.

2.                                      RANKING OF FIRST PREFERENCE SHARES

2.1                               No rights, privileges, restrictions or conditions attaching to a series of First Preference Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of First Preference Shares that are then outstanding.

2.2                               The First Preference Shares shall be entitled to priority over the Second Preference Shares and the Common Shares and over any other shares of the Corporation ranking junior to the First Preference Shares with respect to priority in the payment of dividends and the return of capital and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

2.3                               If any amount of cumulative dividends, whether or not declared, or amount payable on a return of capital in respect of a series of First Preference Shares is not paid in full, the First Preference Shares of all series shall participate rateably in respect of all accumulated cumulative dividends, whether or not declared, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of amounts payable on return of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full.

2.4                               The First Preference Shares of any series may also be given such other preferences not inconsistent with the provisions hereof over the Second Preference Shares and the Common Shares and over any other shares ranking junior to the First Preference Shares as may be determined by the Board of Directors in the case of such series of First Preference Shares.

3.                                      VOTING RIGHTS

3.1                               Except as hereinafter referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of First Preference Shares, the holders of the First Preference Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of, the shareholders of the Corporation.

4.                                      SPECIFIC MATTERS REQUIRING APPROVAL

4.1                               The provisions of clauses 1.1 to 5.1 inclusive may be deleted, amended, modified or varied in whole or in part by Articles of Amendment issued by the Registrar appointed under The Corporations Act of Newfoundland, but only with the prior approval of the holders of the First Preference Shares given as hereinafter specified in addition to any other approval required by The Corporations Act of Newfoundland or any other statutory provisions of like or similar effect, from time to time in force.

5.                                      APPROVAL OF THE HOLDERS OF THE FIRST PREFERENCE SHARES

5.1                               The approval of the holders of the First Preference Shares with respect to any and all matters hereinbefore referred to may be given by at least two-thirds of the votes cast at a meeting of the holders of the First Preference Shares duly called for that purpose. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed by The Corporations Act of Newfoundland (as from time to time amended, varied or replaced) and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every holder of First Preference Shares shall be entitled to 1 vote in respect of each First Preference Share held.

APPENDIX 2

SECOND PREFERENCE SHARES

The rights, privileges, restrictions and conditions attaching to the Second Preference Shares, as a class, are as follows:

1.             DIRECTORS’ AUTHORITY TO ISSUE ONE OR MORE SERIES

1.1          The Board of Directors of the Corporation may issue the Second Preference Shares at any time and from time to time in one or more series. Before the first shares of a particular series are issued, the Board of Directors of the Corporation shall fix the number of shares in such series and shall determine, subject to the limitations set out in the articles, the designation, rights, privileges, restrictions and conditions to attach to the shares of such series including, without limiting the generality of the foregoing, the rate or rates, amount or method or methods of calculation of preferential dividends, whether cumulative or non-cumulative or partially cumulative, and whether such rate(s), amount or method(s) of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which such preferential dividends shall accrue, the redemption price and terms and conditions of redemption (if any), the rights of retraction (if any), and the prices and other terms and conditions of any rights of retraction and whether any additional rights of retraction may be vested in such holders in the future, voting rights and conversion or exchange rights (if any) and any sinking fund, purchase fund or other provisions attaching thereto. Before the issue of the first shares of a series, the Corporation shall send to the Registrar (as defined in The Corporations Act of Newfoundland) Articles of Amendment in the prescribed form containing a description of such series including the designation, rights, privileges, restrictions and conditions determined by the Board of Directors.

2.             RANKING OF SECOND PREFERENCE SHARES

2.1          No rights, privileges, restrictions or conditions attaching to a series of Second Preference Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Second Preference Shares that are then outstanding.

2.2          The Second Preference Shares shall be entitled to priority over the Common Shares and over any other shares of the Corporation ranking junior to the Second Preference Shares but shall rank junior to the First Preference Shares with respect to priority in the payment of dividends and the return of capital and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

2.3          If any amount of cumulative dividends, whether or not declared, or amount payable on a return of capital in respect of a series of Second Preference Shares is not paid in full, the Second Preference Shares of all series shall participate rateably in respect of all accumulated cumulative dividends, whether or not declared, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of amounts payable on return of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full.

2.4          The Second Preference Shares of any series may also be given such other preferences not inconsistent with the provisions hereof over the Common Shares and any other shares ranking junior to the Second Preference Shares as may be determined by the Board of Directors in the case of such series of Second Preference Shares.

3.             VOTING RIGHTS

3.1          Except as hereinafter referred to or as otherwise provided by law or in accordance with any voting rights which may from time to time be attached to any series of Second Preference Shares, the holders of the Second Preference Shares as a class shall not be entitled as such to receive notice of, to attend or to vote at any meeting of, the shareholders of the Corporation.

4.             SPECIFIC MATTERS REQUIRING APPROVAL

4.1          The provisions of clauses 1.1 to 5.1 inclusive may be deleted, amended, modified or varied in whole or in part by Articles of Amendment issued by the Registrar appointed under The Corporations Act of Newfoundland, but only with the prior approval of the holders of the Second Preference Shares given as hereinafter specified in addition to any other approval required by The Corporations Act of Newfoundland or any other statutory provisions of like or similar effect, from time to time in force.

5.             APPROVAL OF THE HOLDERS OF THE SECOND PREFERENCE SHARES

5.1          The approval of the holders of the Second Preference Shares with respect to any and all matters hereinbefore referred to may be given by at least two-thirds of the votes cast at a meeting of the holders of the Second Preference Shares duly called for that purpose. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed by The Corporations Act of Newfoundland (as from time to time amended, varied or replaced) and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every holder of Second Preference Shares shall be entitled to 1 vote in respect of each Second Preference Share held.

GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 25, 54, 286, 314, 315 and Section 451)

Fortis Inc.	21782-87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 25 of The Corporations Act in accordance with the attached Notice;	☐

(b)	under section 54 of The Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☒

(c)	under sub-section 286(1) of The Corporations Act as set out in the attached Articles of Amendment;	☐

(d)	under section 314 of The Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 315 of The Corporations Act as set out in the attached Articles of Arrangement.	☐

(f)	under section 451 of The Corporations Act as set out in attached Articles of Amendment.	☐

/s/ [ILLEGIBLE]	Date of Amendment
Registrar	December 13, 1995

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

FORTIS INC.	21782
3 – The articles of the above-named corporation are amended as follows:

Designating a series of shares of the First Preference Share Class, to be known as “First Preference Shares, Series B”, as described in Schedule “A” attached hereto.

Date	Signature	Description of Office
Dec. 13, 1995	/s/ [ILLEGIBLE]	Solicitor: Fortis Inc.
For Departmental use only
Filed —

SCHEDULE A

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES B

The second series of First Preference Shares shall consist of 2,000,000 shares designated “Fixed Rate Cumulative Redeemable Retractable First Preference Shares, Series B” (the “Series B Preference Shares”) and, in addition to and subject to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.                                      DIVIDENDS

1.1                               Declaration and Payment of Dividends.

The holders of the Series B Preference Shares, in priority to the common shares, the Second Preference Shares and any shares of any other class of the Corporation ranking junior to the Series B Preference Shares, shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $1.4875 per share per annum payable in equal quarterly instalments on the first day of March, June, September and December in each year (each being a “Dividend Payment Date”), the first such Dividend Payment Date to be March 1, 1996. Such dividends shall accrue from the date of issue of the Series B Preference Shares.

1.2                               Amount of Dividend.

The amount of the dividend for any period which is less than a full quarter of a year with respect to any Series B Preference Share:

(i)                                 which is issued, redeemed or purchased; or

(ii)                                  where assets of the Corporation are distributed to the holders of Series B Preference Shares pursuant to section 6 hereof;

shall be equal to the amount calculated by multiplying $0.371875 by a fraction of which the numerator is the number of days in such quarter that such share has been outstanding (including the Dividend Payment Date at the beginning of such quarter if the share was outstanding on that date and excluding the Dividend Payment Date at the end of such quarter if such share was outstanding on that date) and the denominator is the number of days in such quarter (including the Dividend Payment Date at the beginning thereof and excluding the next succeeding Dividend Payment Date).

The amount of the dividend payable in respect of each Series B Preference Share on the first Dividend Payment Date following the date of issue shall be that proportion of $0.371875 which the number of days from and including the date of issue to but excluding such Dividend Payment Date is to the total number of days in the quarter ending on such Dividend Payment Date (but excluding such Dividend Payment Date).

1.3                               Cumulation of Dividends.

The board of directors of the Corporation shall be entitled to declare part of the fixed preferential cumulative cash dividend for any fiscal year notwithstanding that the dividend for such fiscal year may not be declared in full. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all the Series B Preference Shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of the Series B Preference Shares shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for.

1.4                               Method of Payment.

Each dividend declared on the Series B Preference Shares shall be paid by forwarding by prepaid first class mail, mailed on or before the Dividend Payment Date, addressed to each holder of Series B Preference Shares at his address as it appears on the books of the Corporation or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in the books of the Corporation, a cheque for such dividend (less the amount of any tax or other amounts required to be deducted or withheld by the Corporation) payable to or to the order of such holder (or, in the case of joint holders, payable to, and in the name of, all such holders, in the absence of written instructions from them to the contrary) in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being. Notwithstanding the foregoing, any dividend cheque may be delivered to a holder of Series B Preference Shares at his address as aforesaid. The mailing or delivery of any such cheque in the foregoing manner shall satisfy the Corporation’s obligation with respect to the payment of such dividend to the extent of the sum represented by such cheque (plus the amount of any tax or other amounts required to be deducted or withheld as aforesaid) unless such cheque is not paid on presentation. Each dividend on the Series B Preference Shares shall be paid to the registered holders appearing on the registers at the close of business on such day (which shall not be more than 30 days preceding the date fixed for payment of such dividend) as may be determined in advance from time to time by the directors. Dividends which are represented by cheques which have not been presented to the Corporation’s bankers for payment or which otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

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2.                                      REDEMPTION

2.1                               Optional Redemption.

Subject to the provisions of The Corporations Act (Newfoundland) and as hereinafter provided, the Corporation shall not redeem the Series B Preference Shares or any of them prior to December 2, 2002. On and after December 2, 2002, the Corporation, upon giving notice as hereinafter provided, may redeem all at any time and part from time to time of the then outstanding Series B Preference Shares, on payment for each share to be redeemed of the price of $25.00 together with an amount equal to all accrued and unpaid fixed cumulative preferential dividends thereon calculated to but excluding the date fixed for redemption, the whole constituting and herein referred to as the “Redemption Price”.

2.2                               Partial Redemption.

If less than all the Series B Preference Shares are at any time to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the board of directors may determine or, if the board of directors so determines, on a pro rata basis, disregarding fractions, according to the number of Series B Preference Shares held by each of the registered holders thereof. If only a part of the Series B Preference Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first-mentioned certificate.

2.3                               Method of Redemption.

2.3.1.                                                                  In any case of redemption of Series B Preference Shares, the Corporation shall, not less than 30 days and not more than 60 days before the date specified for redemption, send by prepaid first class mail or deliver to the registered address of each person who at the date not more than seven days prior to the date of mailing or delivery is a holder of Series B Preference Shares to be redeemed a notice in writing of the intention of the Corporation to redeem Series B Preference Shares registered in the name of such holder. Accidental failure or omission to give such notice to one or more holders shall not affect the validity of such redemption, but upon such failure or omission being discovered, notice shall be given forthwith to such holder or holders and such notice shall have the same force and effect as if given in due time. A notice of redemption shall set out the number of Series B Preference Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price, the date specified for redemption and the place or places within Canada (which shall include a place or places in each of St. John’s, Montreal and Toronto) at which holders of Series B Preference Shares may present and surrender a certificate or certificates representing such shares for redemption.

2.3.2.                                                                  On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the holders of Series B Preference Shares

3

to be redeemed the Redemption Price of such shares on presentation and surrender of the certificate or certificates representing the Series B Preference Shares called for redemption, at the registered office of the Corporation or any other place or places within Canada specified in the notice of redemption. Payment in respect of Series B Preference Shares being redeemed (less the amount of any tax or other amounts required to be deducted or withheld by the Corporation) shall be made by cheque drawn on a Canadian chartered bank and payable to the holder thereof in lawful money of Canada at par at any branch in Canada of such bank and such payment shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the holders of Series B Preference Shares so called for redemption unless the cheque is not honoured when presented for payment.

2.3.3.                                                                  From and after the date specified for redemption in any such notice of redemption, the Series B Preference Shares called for redemption shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders thereof shall not be entitled to exercise any rights as shareholders in respect thereof unless payment of the Redemption Price shall not be made upon presentation and surrender of the certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. Payment of the Redemption Price shall be deemed to have been made upon payment in accordance with paragraph 2.3.2 or upon the deposit of the Redemption Price in accordance with paragraph 2.3.4.

2.3.4.                                                                  The Corporation shall have the right at any time on or after the mailing or delivery of notice of its intention to redeem Series B Preference Shares to deposit the Redemption Price of the Series B Preference Shares so called for redemption, or of such of the Series B Preference Shares which are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, with the Corporation’s transfer agent or to a special account in any specified Canadian chartered bank or any specified trust company in Canada named in such notice of redemption or in a subsequent notice to the registered holders of the shares in respect of which the deposit is made, to be paid without interest to or to the order of the respective holders of Series B Preference Shares whose shares have been called for redemption, upon presentation and surrender to such chartered bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is later, the Series B Preference Shares in respect of which such deposit shall have been made shall be deemed to have been redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving their proportion (less any tax required to be deducted or withheld therefrom) of the amount so deposited without interest, upon presentation and surrender of the certificate or certificates representing the Series B Preference Shares being redeemed. Any interest allowed on any such deposit shall belong to the Corporation.

2.3.5.                                                                  Redemption moneys that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including moneys held on deposit in a special account as provided for above) for a

4

period of six years from the date specified for redemption shall be forfeited to the Corporation.

2.3.6.                                                                  Series B Preference Shares redeemed by the Corporation pursuant to this section 2 shall not be reissued.

3.                                      RETRACTION AT THE OPTION OF THE HOLDER

3.1                               Right to Require Retraction.

Subject to the provisions of The Corporations Act (Newfoundland) and to the provisions of section 5 hereof, a holder of Series B Preference Shares shall be entitled to require the Corporation to redeem, on December 2, 2002 (the “Retraction Date”), any or all of the Series B Preference Shares registered in his name on that date at a price per share equal to $25.00 together with an amount equal to all accrued and unpaid dividends thereon to but excluding the Retraction Date (or, if applicable, the Subsequent Retraction Date as defined in paragraph 3.3) (the whole constituting and being herein referred to as the “Retraction Price”). The Corporation shall, not later than October 28, 2002 and not earlier than September 27, 2002, mail or deliver to each registered holder of Series B Preference Shares a notice in writing setting out the number of Series B Preference Shares held by such holder, according to the records of the Corporation or its transfer agent, and stating (a) that the Series B Preference Shares may be redeemed on December 2, 2002 at the option of the holder, (b) the place or places within Canada (which shall include the principal office of the transfer agent for the Series B Preference Shares in St. John’s, Montreal and Toronto) at which holders of Series B Preference Shares may present and surrender their shares for redemption on or before the close of business on November 25, 2002 and (c) if the Corporation has reason to believe that, in accordance with the provisions of paragraph 3.3, the Corporation will not be permitted to redeem all of the Series B Preference Shares which may be tendered for redemption, the maximum number of Series B Preference Shares which the Corporation expects it will be permitted to redeem.

3.2                               Method of Retraction.

3.2.1.                                                                  In order to elect to have the Corporation redeem Series B Preference Shares pursuant to the retraction privilege, each holder of Series B Preference Shares who desires to have the Corporation redeem any or all of such holder’s Series B Preference Shares on the Retraction Date must, on or before November 25, 2002 tender to the transfer agent (the “Transfer Agent”) for the Series B Preference Shares at its principal office in St. John’s, Montreal or Toronto or at such other additional place or places within Canada designated by the Corporation in the notice delivered pursuant to paragraph 3.1, the certificate or certificates representing the Series B Preference Shares which the holder wishes to have the Corporation redeem with the retraction panel on such share certificate, or such other election form as may be designated by the Corporation for such purposes which includes at least substantially the same information

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as the retraction panel on the share certificate, in both cases duly completed by the registered holder specifying the number of Series B Preference Shares represented by such certificate that are to be redeemed by the Corporation on the Retraction Date. Such presentation and surrender of the Series B Preference Shares for redemption shall be irrevocable except with respect to those Series B Preference Shares which are not redeemed by the Corporation on the Retraction Date.

3.2.2.                                                                  Subject to applicable law and to the provisions of section 5 hereof, the Corporation shall, on the Retraction Date, redeem, at a price per Series B Preference Share equal to the Retraction Price, the Series B Preference Shares in respect of which the certificates have been surrendered for redemption in accordance with the provisions of this paragraph 3.2. Payment of the Retraction Price may be made by cheque of the Corporation (less the amount of any tax or other amounts required to be deducted or withheld by the Corporation) and such payment of the Retraction Price shall be a full and complete discharge of the Corporation’s obligation to pay the Retraction Price owed to the holders of the Series B Preference Shares so presented and surrendered for redemption. Subject as hereinafter provided, the Series B Preference Shares so presented and surrendered for redemption shall be and be deemed to be redeemed on the Retraction Date. From and after the Retraction Date, a holder of any Series B Preference Share presented and surrendered for redemption shall not be entitled to dividends or to exercise any of the rights of a holder of Series B Preference Shares in respect thereof except the right to receive the Retraction Price, provided that if payment of the Retraction Price is not duly made by or on behalf of the Corporation in accordance with the provisions hereof, then the rights of such holder shall remain unaffected.

3.2.3.                                                                  If part only of the Series B Preference Shares represented by any certificate are redeemed as aforesaid, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

3.2.4.                                                                  Redemption moneys that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including moneys held on deposit in a special account as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

3.2.5.                                                                  Series B Preference Shares redeemed pursuant to this section 3 shall not be reissued.

3.3                               Retraction Subject to Applicable Law.

If, on the Retraction Date, the Corporation determines that it will not be permitted, under solvency provisions, other provisions of any applicable law or the provisions of section 5 hereof, to redeem all of the Series B Preference Shares tendered for redemption, the Corporation shall redeem, on the Retraction Date, that number of Series B Preference Shares which it is then permitted to redeem in accordance with the

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aforementioned provisions of law or section 5 hereof (rounded to the next lower multiple of 1,000) and the shares so to be redeemed shall be selected pro rata (disregarding fractions). If a part only of the Series B Preference Shares represented by any certificate shall be redeemed, a new certificate for the Series B Preference Shares not so redeemed shall be issued at the expense of the Corporation and held on the terms hereinafter set out.

If the Corporation shall fail to redeem, because of any of the aforementioned provisions, all Series B Preference Shares in respect of which the holders thereof shall have exercised the retraction privilege (such shares not so redeemed being hereinafter referred to as the “Deposited Shares” and the holders who shall have exercised the retraction privilege in respect thereof being hereinafter referred to as the “Retracting Shareholders”), the Corporation shall continue to hold the Deposited Shares and shall, as soon as possible (but in any event within 14 days) after the Retraction Date, send a notice to each Retracting Shareholder stating:

(i)                             the number of Deposited Shares of such Retracting Shareholder held by the Corporation,

(ii)                          the intention of the Corporation to redeem on each subsequent Dividend Payment Date (the “Subsequent Retraction Date”) thereafter from all Retracting Shareholders who tendered in respect of the Retraction Date, on a pro rata basis, that number of Deposited Shares as it is then permitted by applicable law to redeem, and

(iii)                          the right of such Retracting Shareholder to require the Corporation to return to him all of the Deposited Shares with the result that the obligation of the Corporation to redeem the Deposited Shares so returned shall cease.

The Corporation shall on each Subsequent Retraction Date thereafter, if it is permitted on such date by such provisions, redeem on a pro rata basis from all Retracting Shareholders who tendered in respect of the Retraction Date that number of Deposited Shares as it is then permitted by applicable law to redeem at the Retraction Price. The Series B Preference Shares to be redeemed on the Subsequent Retraction Date shall be redeemed in accordance with this paragraph 3.3 save and except that payment therefor shall be accompanied by a statement to each Retracting Shareholder setting out the number of Deposited Shares of such Retracting Shareholder redeemed and the number of Deposited Shares remaining in the name of such Retracting Shareholder. Except as otherwise provided herein, Retracting Shareholders shall continue to be entitled to exercise all of the rights of shareholders in respect of the Deposited Shares and to receive dividends thereon except that, in order to obtain possession of the share certificate or certificates representing the Deposited Shares, a Retracting Shareholder must give ten days’ written notice to the Corporation (given not less than 20 days prior to any Subsequent Retraction Date) requiring the Corporation to return to him all of the Deposited Shares held in his name by the Corporation. Upon receipt of such written

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notice the Corporation shall promptly send to such Retracting Shareholder a share certificate or share certificates for that number of Series B Preference Shares which such Retracting Shareholder has requested the Corporation to return. Such shares shall then cease to be Deposited Shares and such Retracting Shareholders shall cease to have any right to receive any payment with respect thereto in connection with any Subsequent Retraction Date as provided in this paragraph 3.3.

If the directors of the Corporation have acted in good faith in making any of the determinations referred to above as to the number of Series B Preference Shares which the Corporation was permitted at any time to redeem, the Corporation shall have no liability in the event that any such determination proves inaccurate.

4.                                      PURCHASE FOR CANCELLATION BY THE CORPORATION

4.1                                                                               Subject to the provisions of section 5 hereof and the provisions of The Corporations Act (Newfoundland), the Corporation may at any time and from time to time purchase for cancellation all or any part of the then outstanding Series B Preference Shares in the open market (including purchases through or from an investment dealer or a member of a recognized stock exchange) or by invitation for tenders addressed to all of the holders of Series B Preference Shares then outstanding, at the lowest price or prices at which, in the opinion of the board of directors, such shares are then obtainable, but not exceeding a maximum price per share equal to the sum of (a) $25.00 and (b) an amount equal to all accrued and unpaid fixed cumulative preferential dividends thereon calculated to but excluding the date of purchase. If, in response to an invitation for tenders under the provisions of this section 4, more Series B Preference Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, then the Corporation shall accept, to the extent required, the tenders submitted at the lowest price and then, if and as required, the tenders submitted at the next progressively higher prices and, if more Series B Preference Shares are tendered at any such price than the Corporation is prepared to purchase, the Series B Preference Shares tendered at that price shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Series B Preference Shares so tendered by each of the holders of the Series B Preference Shares who submitted tenders at that price.

4.2                                                                               Series B Preference Shares purchased by the Corporation pursuant to this section 4 shall not be reissued.

5.                                      RESTRICTIONS ON DIVIDENDS,

RETIREMENT AND ISSUANCE OF SHARES

While any Series B Preference Shares are outstanding, the Corporation shall not, without the approval of the holders of the Series B Preference Shares given as hereinafter specified:

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(a)                                 declare, set aside for payment or pay any dividends on or make distributions on or in respect of any common shares, Second Preference Shares or any other shares of the Corporation ranking junior to the Series B Preference Shares (the “Junior Shares”) (other than dividends consisting of Junior Shares);

(b)                                 call for redemption, redeem, purchase, retire or acquire for value or distribute any capital in respect of any Junior Shares (except to the extent and out of net cash proceeds received by the Corporation from a substantially concurrent issue of Junior Shares);

(c)                                  call for redemption, redeem, purchase or otherwise retire or acquire for value less than all of the Series B Preference Shares outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching to any series of First Preference Shares, call for redemption, redeem, purchase or otherwise retire for value any other shares ranking as to capital or dividends on a parity with the Series B Preference Shares; or

(e)                                  reserve, set aside, allot or issue any shares ranking as to capital or dividends prior to or on a parity with the Series B Preference Shares or any securities convertible into or exchangeable for such shares;

unless, in each such case, all dividends then due and payable on the Series B Preference Shares then outstanding accrued up to and including the dividends payable on the immediately preceding respective date or dates for the payment of dividends thereon shall have been declared and paid or set apart for payment, and all amounts, if any, payable pursuant to sections 2 and 3 shall have been paid or set apart for payment.

6.                                      LIQUIDATION, DISSOLUTION OR WINDING-UP

In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs (the “Liquidation Distribution”), each holder of Series B Preference Shares shall be entitled to receive, before any amount shall be paid by the Corporation or any assets of the Corporation shall be distributed to registered holders of shares ranking as to capital junior to the Series B Preference Shares in connection with the Liquidation Distribution, an amount equal to $25.00 for each Series B Preference Share held by such holder, together with an amount equal to all accrued but unpaid cumulative dividends thereon (which for such purposes shall be calculated as if such dividends were accruing from day to day for the period from the expiration of the last period for which dividends have been paid up to and including the date of the Liquidation Distribution). After payment to the holders of Series B Preference Shares of the amount so payable to them, they shall not be entitled to share in any further distribution of assets of the Corporation.

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7.                                      VOTING RIGHTS

Except where specifically provided by The Corporations Act (Newfoundland) as hereinafter provided, the holders of the Series B Preference Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting unless and until the Corporation from time to time shall fail to pay in the aggregate six consecutive quarterly fixed preferential cumulative cash dividends on the Series B Preference Shares on the dates on which the same should be paid whether or not such dividends have been declared and whether or not there are any moneys of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividends on the Series B Preference Shares remain in arrears, the holders of the Series B Preference Shares shall be entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Corporation (other than any meetings of the holders of any other class or series of shares of the Corporation required by applicable law to be held as a separate class or series meeting) and shall have one vote for each Series B Preference Share held by them respectively.

8.                                      AMENDMENTS TO SERIES B PROVISIONS

These provisions attaching to the Series B Preference Shares may be repealed, altered, modified, amended or varied only with the prior approval of the holders of the Series B Preference Shares given in the manner provided in section 9 hereof in addition to any other approval required by The Corporations Act (Newfoundland) or any other statutory provision of like or similar effect applicable to the Corporation, from time to time in force.

9.                                      CONSENTS AND APPROVALS

9.1                                                                               The consent or approval of the holders of Series B Preference Shares with respect to any and all matters may be given by one or more instruments signed by the holders of all of the issued and outstanding Series B Preference Shares or by a resolution passed by at least two-thirds of the votes cast at a meeting of the holders of Series B Preference Shares duly called for that purpose and held upon at least 21 days’ notice, at which two or more holders of a majority of the outstanding Series B Preference Shares are present or represented by proxy. If at any such meeting the holders of a majority of the outstanding Series B Preference Shares are not present or represented by proxy within one half-hour after the time appointed for such meeting then the meeting shall be adjourned to such date being 14 days later and shall accordingly be held on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting and not less than seven days’ notice shall be given of such adjourned meeting. At such adjourned meeting the holders of the Series B Preference Shares present or represented by proxy may transact the business for which the meeting was originally called and the consent or approval of the holders of the

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Series B Preference Shares with respect thereto may be given by at least two-thirds of the votes cast at such adjourned meeting.

9.2                                                                               The formalities to be observed with respect to the giving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed by The Corporations Act (Newfoundland) and the by-laws of the Corporation with respect to meetings of shareholders.

9.3                                                                               On every poll taken at every such meeting or adjourned meeting every holder of Series B Preference Shares shall be entitled to one vote in respect of each Series B Preference Share of which he is the registered holder.

10.                               NOTICES

10.1                                                                        Any notice required or permitted to be given to any holder of Series B Preference Shares shall be sent by first class mail, postage prepaid, or delivered to such holder at his address as it appears on the records of the Corporation or, in the event of the address of any such shareholder not so appearing, to the last known address of such shareholder (provided that, in the case of joint holders, to such address of the joint holder whose name stands first in the books of the Corporation). The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

10.2                                                                        If the directors of the Corporation determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder, or is required to send any cheque or any share certificate to any holder of Series B Preference Shares, whether in connection with the redemption or conversion of Series B Preference Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montreal and Toronto and once in a daily French language newspaper published in Montreal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; or

(b)                                 fulfil the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such holder by the transfer agent for the Series B Preference Shares at its principal offices in the cities of St. John’s, Montreal and Toronto and such cheque and/or certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors of the Corporation determine that mail service is no longer interrupted or threatened to be interrupted such cheque or share certificate,

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if not theretofore delivered to such holder, shall be sent by mail as herein provided.

11.                               TAX ELECTION

The Corporation shall elect, in the manner and within the time provided under section 191.2 of the Income Tax Act (Canada) or any successor or replacement provision of similar effect, to pay tax on dividends paid on the Series B Preference Shares at a rate such that no holder of the Series B Preference Shares shall be required to pay tax on dividends received on the Series B Preference Shares under section 187.2 of Part IV.1 of such Act or any successor or replacement provision of similar effect.

12.                               THE CORPORATIONS ACT (NEWFOUNDLAND)

References herein to The Corporations Act (Newfoundland) means The Corporations Act (Newfoundland) as now enacted or as the same may from time to time be amended, re-enacted or replaced, and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions.

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GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

Department of Government Services and Lands

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 25, 54, 286, 314, 315 and Section 451)

Fortis Inc.	21782–87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a)	under section 25 of the Corporations Act in accordance with the attached Notice;	☐

(b)	under section 54 of the Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☒

(c)	under section 286 of the Corporations Act as set out in the attached Articles of Amendment;	☐

(d)	under section 314 of the Corporations Act as set out in the attached Articles of Reorganization;	☐

(e)	under section 315 of the Corporations Act as set out in the attached Articles of Arrangement;	☐

(f)	under section 451 of the Corporations Act as set out in the attached Articles of Amendment.	☐

/s/ Marilyn Ryan
For Registrar	Date of Amendment

May 27, 2003

GOVERNMENT OF
NEWFOUNDLAND AND LABRADOR,

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87

3 – The articles of the above-named corporation are amended as follows:

Designating a third series of First Preference Shares of the Corporation as “Cumulative Redeemable Convertible First Preference Shares, Series C” having, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, the rights, privileges, restrictions and conditions set forth in the Schedule annexed hereto.

Date	Signature	Description of Office

	/s/ Ronald W. McCabe	General Counsel and
MAY 27, 2003	Ronald W. McCabe	Corporate Secretary
For Department Use Only
Filed —

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES C

The third series of First Preference Shares of the Corporation shall consist of 5,000,000 First Preference Shares which shall be designated as Cumulative Redeemable Convertible First Preference Shares, Series C (hereinafter referred to as the “Series C Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series C Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series C Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series C Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series C Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(c)                                  “CDS” has the meaning given to that term in Section 15;

(d)                                 “Common Shares” means the common shares of the Corporation;

(e)                                  “Corporation’s Conversion Date” has the meaning given to that term in Section 5.1;

(f)                                   “Corporation’s Conversion Notice” has the meaning given to that term in Section 5.1;

(g)                                  “Conversion Price” has the meaning given to that term in Section 5.1;

(h)                                 “Current Market Price” has the meaning given to that term in Section 5.1;

(i)                                     “Dividend Payment Date”, in respect of the dividends payable on the Series C Shares, means the first day of March, June, September and December of each year commencing with September 1, 2003;

(j)                                    “Dividend Period” means the period from and including the date of initial issue of the Series C Shares up to but excluding September 1, 2003 and, thereafter, the period from and including a Dividend Payment Date up to but excluding the next succeeding Dividend Payment Date;

(k)                                 “Holders” has the meaning given to that term in Section 3.1;

(l)                                     “Holder’s Conversion Date” has the meaning given to that term in Section 5.2;

(m)                             “Holder’s Conversion Notice” has the meaning given to that term in Section 5.2;

(n)                                 “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(o)                                 “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(p)                                 “ITA” has the meaning given to that term in Section 13;

(q)                                 “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(r)                                    “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(s)                                   “Redemption Price” has the meaning given to that term in Section 4.1;

(t)                                    “Series C Dividends” has the meaning given to that term in Section 3.1;

(u)                                 “Subject Shares” has the meaning given to that term in Section 5.2; and

(v)                                 “TSX” means the Toronto Stock Exchange.

1.2                               Reference to Statutes

Any reference in these Series C Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series C Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be

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payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series C Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series C Share shall be $25.00.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series C Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series C Dividends”) at the rate of $1.3625 per Series C Share per annum payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series C Shares.

3.2                               Dividends for Other than a Full Dividend Period

The amount of the dividend for any period which is more or less than a full Dividend Period shall be equal to:

(a)                                 in respect of the period beginning on and including the date of initial issue of the Series C Shares to but excluding September 1, 2003 (the “Initial Dividend Period”), an amount per Series C Share equal to the amount obtained (rounded to four decimal places) when $1.3625 is multiplied by a fraction, the numerator of which is the number of days from and including the date of issue of the Series C Shares up to but excluding September 1, 2003, and the denominator of which is 365; and

(b)                                 in respect of any period other than the Initial Dividend Period that is more or less than a full Dividend Period, an amount per Series C Share equal to the amount obtained (rounded to four decimal places) when $1.3625 is multiplied by a fraction, the numerator of which is the number of days in the relevant period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of such period falls.

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3.3                               Method of Payment

Series C Dividends shall (except in the case of redemption in which case payment of Series C Dividends shall be made on surrender of the certificate representing the Series C Shares to be redeemed) be paid by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series C Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series C Dividends accrued and unpaid to such date are not paid in full on all of the Series C Shares then outstanding, such Series C Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series C Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series C Shares prior to June 1, 2010. On and after this date, subject to the terms of any shares ranking prior to the Series C Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, at any time redeem all, or from time to time any part, of the then outstanding Series C Shares by the payment of an amount in cash for each Series C Share so redeemed equal to:

(a)                                 $25.75 if redeemed before June 1, 2011;

(b)                                 $25.50 if redeemed on or after June 1, 2011, but before June 1, 2012;

(c)                                  $25.25 if redeemed on or after June 1, 2012, but before June 1, 2013; and

(d)                                 $25.00 if redeemed on or after June 1, 2013,

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in each case, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series C Shares are at any time to be redeemed, then the particular Series C Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series C Shares to be redeemed under this Section 4.2, any fractional amount of a Series C Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series C Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series C Shares to each person who at the date of giving such notice is a Holder of Series C Shares to be redeemed. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder of Series C Shares to be redeemed in the manner provided for in Section 14. Such notice shall set out the number of such Series C Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series C Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series C Shares so called for redemption. Such payment shall be made by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the holders of Series C Shares so called for redemption unless the cheque is not honoured when presented for payment. From and after the date specified in any such notice, the Series C Shares called for redemption shall cease to be entitled to Series C Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series C Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust Corporation or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of

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such shares, to be paid to them respectively upon surrender to such bank or banks or trust Corporation or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series C Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Conversion of Series C Shares

5.1                               Conversion at the Option of the Corporation

The Series C Shares shall not be convertible at the option of the Corporation prior to June 1, 2010. On and after June 1, 2010, the Corporation may, subject to applicable law and, if required, to other regulatory approvals, and upon notice as hereinafter described, convert all, or from time to time any part, of the then outstanding Series C Shares into that number of freely-tradeable Common Shares (per Series C Share) determined by dividing an amount equal to:

(a)                                 $25.75 if converted before June 1, 2011;

(b)                                 $25.50 if converted on or after June 1, 2011, but before June 1, 2012;

(c)                                  $25.25 if converted on or after June 1, 2012, but before June 1, 2013; and

(d)                                 $25.00 if converted on or after June 1, 2013,

in each case, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Corporation’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Corporation’s Conversion Date (collectively, the “Conversion Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law), by the greater of $1.00 or 95 per cent of the weighted average trading price of the Common Shares on the TSX (or, if the Common Shares do not trade on the TSX on the date specified for conversion, on the exchange or trading system with the greatest volume of Common Shares traded during the 20 trading day period referred to below) for the 20 consecutive trading days ending on: (i) the fourth day prior to the Corporation’s Conversion Date, or (ii) if such fourth day is not a trading day, the immediately preceding trading day (the “Current Market Price”). Fractional Common Shares will not be issued on any conversion of Series C Shares, but in lieu thereof the Corporation will make cash payments in the manner set out in Sections 5.3 and 5.5 below. Such conversion shall be deemed to have been made at the close of business on the Corporation’s Conversion Date, so that the rights of the Holder of such Series C Shares as the Holder thereof shall cease at such time and the person or persons entitled to receive Common

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Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time.

Upon exercise by the Corporation of its right to convert Series C Shares into Common Shares, the Corporation is not required to (but may at its option) issue Common Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require compliance by the Corporation with the securities or other laws of such jurisdiction.

The Corporation shall give written notice to each Holder whose shares are to be converted, which notice (the “Corporation’s Conversion Notice”) shall specify the number of Series C Shares held by such Holder that will be converted and the date fixed by the Corporation for conversion (the “Corporation’s Conversion Date”), and which notice shall be given not more than 60 days and not less than 30 days prior to such Corporation’s Conversion Date.

If less than all of the then outstanding Series C Shares are at any time to be converted at the option of the Corporation, then the particular Series C Shares to be so converted shall be selected on a pro rata basis. For the purpose of determining the number of Series C Shares to be converted under this Section 5.1, any fractional amount of a Series C Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series C Share less than 0.5 shall be rounded down to the next smaller number.

Series C Shares that are the subject of a Corporation’s Conversion Notice shall be converted effective at the close of business on the Corporation’s Conversion Date.

The Corporation cannot exercise its conversion rights hereunder in respect of any Series C Shares that are the subject of a Holder’s Conversion Notice under Section 5.2 below.

5.2                               Conversion at the Option of the Holder

Subject to applicable law and to the option of the Corporation in Section 5.4, on each Dividend Payment Date on or after September 1, 2013, a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series C Shares registered in the name of the Holder into that number of freely-tradeable Common Shares determined (per Series C Share) by dividing $25.00, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Holder’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Holder’s Conversion Date, by the greater of $1.00 and 95 per cent of the Current Market Price. Fractional Common Shares will not be issued on any conversion of Series C Shares, but in lieu thereof the Corporation will make cash payments in the manner set out in Sections 5.3 and 5.5 below. Such conversion shall be deemed to have been made at the close of business on the Holder’s Conversion Date, so that the rights of the Holder of such Series C Shares as the Holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time.

In order to exercise its conversion rights, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the

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transfer agent for the Series C Shares in the City of Toronto (the “Holder’s Conversion Notice”), which Holder’s Conversion Notice shall specify the number of Series C Shares (the “Subject Shares”) held by such Holder which shall be converted on the Dividend Payment Date chosen by the Holder for conversion (the “Holder’s Conversion Date”). The Holder’s Conversion Notice shall be given not more than 60 days and not less than 30 days prior to such Holder’s Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series C Shares into Common Shares, the Corporation is not required to (but may at its option) issue Common Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require compliance by the Corporation with the securities or other laws of such jurisdiction.

If the Corporation gives notice as provided in Section 4 to a Holder of the redemption of Series C Shares prior to that Holder giving a Holder’s Conversion Notice to the Corporation, the right of that Holder to convert such Series C Share as herein provided shall cease and terminate.

5.3                               Delivery of Certificates Representing Common Shares

The Corporation shall, on presentation and surrender at the head office of the Corporation, the principal transfer office of the transfer agent for the Series C Shares in the City of Toronto, or such other place or places in Canada as the Corporation may agree, of the certificate or certificates representing the Series C Shares being converted by the Corporation or the Holder, give or cause to be given, on the applicable Corporation’s Conversion Date or Holder’s Conversion Date, as the case may be, to each Holder of Series C Shares being converted or as such Holder may have otherwise directed:

(a)                                 a certificate representing the whole number of Common Shares into which such Series C Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed; and

(b)                                 in lieu of the issuance of a fractional Common Share, a cheque in an amount equal to the product of the fractional remainder, if any (rounded to four decimal places), produced by the conversion formula set forth in Section 5.1 or Section 5.2 above, as the case may be, multiplied by the greater of $1.00 or 95 per cent of the then Current Market Price.

If on any conversion under Section 5.1 or 5.2, less than all of the Series C Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series C Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series C Share on the record date for any dividend declared payable on such share shall be entitled to such dividend notwithstanding that such share is converted into Common Shares after such record date and on or before the date of the payment of such dividend.

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The issuance of certificates for the Common Shares upon the conversion of Series C Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Common Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Common Shares are issued in respect of the issuance of such Common Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

5.4                               Option of the Corporation

If a Holder gives a Holder’s Conversion Notice to the Corporation, subject to the provisions in Section 6 below, as applicable, the Corporation may, at its option, on notice to such Holder in the manner described in this Section 5.4, either (i) redeem for cash on the Holder’s Conversion Date all or any part of the Subject Shares, or (ii) cause the Holder to sell on the Holder’s Conversion Date all or any part of the Subject Shares to another purchaser or purchasers in the event that a purchaser or purchasers willing to purchase all or any part of such Subject Shares is or are found by the Corporation pursuant to this Section 5.4. The proportion of the Subject Shares which are either redeemed, purchased or converted on that Holder’s Conversion Date shall, to the extent practicable, be the same for each Holder delivering a Holder’s Conversion Notice.

If the Corporation elects to redeem for cash or arrange for the purchase of any Subject Shares, then the Corporation shall, not less than 20 days prior to the Holder’s Conversion Date, give written notice to all Holders of the Subject Shares stating the number of Subject Shares to be redeemed for cash by the Corporation, the number of Subject Shares to be sold to another purchaser, and the number of Subject Shares to be converted into Common Shares pursuant to the Holder’s Conversion Notice, such that all of the Subject Shares are either redeemed, purchased or converted on the Holder’s Conversion Date.

If the Corporation elects to redeem for cash or arrange for the purchase of any Subject Shares, then the Corporation shall pay or cause to be paid, in respect of those Subject Shares to be redeemed for cash or purchased, on presentation and surrender at the head office of the Corporation, the principal transfer office of the transfer agent for the Series C Shares in the City of Toronto, or such other place or places in Canada as the Corporation may agree, of the certificate or certificates representing such Subject Shares, on the Holder’s Conversion Date, to the Holder of the Subject Shares or as such Holder may have otherwise directed, an amount equal to $25.00 plus all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Holder’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Holder’s Conversion Date for each Subject Share being redeemed or purchased (less any tax required to be deducted and withheld by the Corporation under applicable law), and each such Subject Share shall be deemed to have been redeemed or purchased, but not converted, as the case may be, on the Holder’s Conversion Date. Payment under this Section 5.4 shall be made by cheque in accordance with Section 5.5.

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If the Corporation elects to redeem for cash or arrange for the purchase of some, but not all, of the Subject Shares, then the Corporation shall, in respect of those Subject Shares to be converted into Common Shares, give or cause to be given to the Holder of such Subject Shares the certificate or certificates representing such Common Shares and, if applicable, a cheque in lieu of a fractional Common Share, all in accordance with the procedures set forth in Section 5.3.

5.5                               Payment by Cheque

Any amounts that are paid by the Corporation to Holders in respect of the payment of (i) a redemption or purchase amount under Section 5.4, or (ii) a cash amount in lieu of the issuance of a fractional Common Share under Section 5.1 or 5.2, shall be paid by cheques drawn on a Canadian chartered bank and payable in lawful money of Canada at any branch of such bank in Canada, and the delivery or mailing of any such cheque to a Holder shall constitute a full and complete discharge of the Corporation’s obligation to pay the amount represented by such cheque (plus any tax required to be deducted and withheld by the Corporation from the related redemption or purchase amount or cash in lieu of a fractional Common Share), unless such cheque is not honoured when presented for payment.

6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series C Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series C Shares) on any shares of the Corporation ranking as to dividends junior to the Series C Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series C Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series C Shares;

(c)                                  redeem or call for redemption, purchase or otherwise retire for value or make any return of capital in respect of less than all of the Series C Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series C Shares; or

(e)                                  issue any additional Series C Shares or any shares ranking as to dividends or capital prior to or on a parity with the Series C Shares,

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unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series C Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series C Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series C Shares outstanding from time to time, in the open market through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

8.                                      Authorized Capital

Any Series C Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series C Shares and any Series C Shares converted in accordance herewith shall not be reissued by the Corporation.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series C Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series C Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series C Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly Series C Dividends on the Series C Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series C Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have

11

the right, at any such meeting, to one (1) vote for each Series C Share held. No other voting rights shall attach to the Series C Shares in any circumstances. The voting rights of the Holders shall forthwith cease (unless and until the same default shall again arise under the provisions of this Section 10) upon payment by the Corporation of any and all such dividends in arrears on the Series C Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight quarterly dividends on the Series C Shares, in which event such voting rights shall become effective again and so on from time to time.

11.                               Modification

The provisions attaching to the Series C Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series C Shares

12.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the holders of at least a majority of the outstanding Series C Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series C Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than 7 days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series C Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series C Share held.

12.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series C Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or

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replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series C Shares under Section 187.2 of Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series C Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series C Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption or conversion of Series C Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montreal and Toronto and once in a daily French language newspaper published in Montreal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series C Shares at its principal offices in the city of Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

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15.                               Book-Entry System Only

If the Series C Shares are held through the book-entry only system of the Canadian Depository for Securities (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series C Shares. Beneficial owners of Series C Shares will not have the right to receive share certificates representing their ownership of the Series C Shares.

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GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

Department of Government Services and Lands

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 25, 54, 286, 314, 315 and Section 451)

Fortis Inc.	21782—87
Name of Corporation	Number

I certify that the Articles of the Incorporation were amended

(a) under section 25 of the Corporations Act in accordance with the attached Notice;	☐

(b) under section 54 of the Corporations Act as set out in the attached Articles of Amendment designating a series of shares;	☒

(c) under section 286 of the Corporations Act as set out in the attached Articles of Amendment;	☐

(d) under section 314 of the Corporations Act as set out in the attached Articles of Reorganization;	☐

(e) under section 315 of the Corporations Act as set out in the attached Articles of Arrangement;	☐

(f) under section 451 of the Corporations Act as set out in the attached Articles of Amendment.	☐

/s/ [ILLEGIBLE]	Date of Amendment

Registrar	January 23, 2004

GOVERNMENT OF
NEWFOUNDLAND AND LABRADOR

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87
3 – The articles of the above-named corporation are amended as follows:

(a)                                 designating a fourth series of First Preference Shares of the Corporation as “Cumulative Redeemable Convertible First Preference Shares, Series D” having, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, the rights, privileges, restrictions and conditions set forth on Schedule “A” annexed hereto; and

(b)                                 designating a fifth series of First Preference Shares of the Corporation as “Cumulative Redeemable Convertible First Preference Shares, Series E” having, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, the rights, privileges, restrictions and conditions set forth on Schedule “B” annexed hereto.

Date	Signature	Description of Office

January 23, 2004	/s/ Ronald W. McCabe	General Counsel and
	Ronald W. McCabe	Corporate Secretary

For Department Use Only
Filed —

SCHEDULE “A”

FIRST PREFERENCE SHARES, SERIES D

(attached)

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES D

The fourth series of First Preference Shares of the Corporation shall consist of 8,000,000 First Preference Shares which shall be designated as Cumulative Redeemable Convertible First Preference Shares, Series D (hereinafter referred to as the “Series D Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series D Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series D Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series D Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series D Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Acquisition” means the acquisition by the Corporation directly or indirectly of all of the issued and outstanding shares of Aquila Networks Canada (Alberta) Ltd. and Aquila Networks Canada (British Columbia) Ltd.;

(c)                                  “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(d)                                 “CDS” has the meaning given to that term in Section 16;

(e)                                  “Common Shares” means the common shares of the Corporation;

(f)                                   “Corporation’s Conversion Date” has the meaning given to that term in Section 5.2;

(g)                                  “Corporation’s Conversion Notice” has the meaning given to that term in Section 5.2;

(h)                                 “Conversion Price” has the meaning given to that term in Section 5.2;

(i)                                     “Current Market Price” means the weighted average trading price of the Common Shares on the TSX (or, if the Common Shares do not trade on the TSX during the 20 trading day period referred to below, on the exchange or trading system with the greatest volume of Common Shares traded during the 20 trading day period referred to below) for the 20 consecutive trading days ending on (i) the fourth day prior to the date of the relevant event or (ii) if such fourth day is not a trading day, the immediately preceding trading day;

(j)                                    “Dividend Payment Date”, in respect of the dividends payable on the Series D Shares, means March 31, 2004, July 15, 2004 and thereafter the first Business Day of September, December, March and June of each year;

(k)                                 “Dividend Period” means the period from and including the date of initial issue of the Series D Shares up to but excluding March 31, 2004 and, thereafter, the period from and including a Dividend Payment Date up to but excluding the next succeeding Dividend Payment Date;

(1)                                 “Holders” has the meaning given to that term in Section 3.1;

(m)                             “Holder’s Conversion Date” has the meaning given to that term in Section 5.3;

(n)                                 “Holder’s Conversion Notice” has the meaning given to that term in Section 5.3;

(o)                                 “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(p)                                 “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(q)                                 “ITA” has the meaning given to that term in Section 14;

(r)                                    “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(s)                                   “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(t)                                    “Redemption Price” has the meaning given to that term in Section 4.1;

(u)                                 “Second Dividend Period” has the meaning given to that term in Section 3.2(b);

(v)                                 “Series D Dividends” has the meaning given to that term in Section 3.1;

(w)                               “Series E Shares” means the Cumulative Redeemable Convertible First Preference Shares, Series E, in the capital of the Corporation;

(x)                                 “Subject Shares” has the meaning given to that term in Section 5.3;

(y)                                 “Third Dividend Period” has the meaning given to that term in Section 3.2(c);

(z)                                  “TSX” means the Toronto Stock Exchange;

(aa)                          “Unit” means a unit consisting of one Series D Share and one Warrant; and

(bb)                          “Warrants” means warrants issued by the Corporation pursuant to the Warrant Indenture made as of January 29, 2004 between the Corporation and Computershare Trust Company of Canada, as trustee, as may be varied, amended or amended and re-stated from time to time.

1.2                               Reference to Statutes

Any reference in these Series D Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series D Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series D Share shall be $6.25.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series D Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series D Dividends”) at the rate of:

(a)                                 subject to paragraph (b) below and Section 3.2, $0.3063 per Series D Share per annum payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend

Period (less any tax required to be deducted and withheld by the Corporation under applicable law); and

(b)                                 subject to Section 3.2, if the Acquisition has been completed on or prior to 5:00 p.m. (Toronto time) June 30, 2004, from and after July 15,2004, $0.04 per Series D Share per annum, payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law) and, for certainty, the dividend payable in accordance with this Section 3.1(b) shall not affect the dividend payable on July 15, 2004 with respect to the Second Dividend Period.

Such dividends shall accrue daily from the date of issue of the Series D Shares.

3.2                               Dividends for Other than a Full Dividend Period

Notwithstanding Section 3.1, the amount of the dividend for any Dividend Period which is more or less than a full three calendar month period shall be equal to:

(a)                                 in respect of the Dividend Period beginning on and including the date of initial issue of the Series D Shares to but excluding March 31, 2004 (the “Initial Dividend Period”), an amount per Series D Share equal to the amount obtained (rounded to four decimal places) when $0.3063 is multiplied by a fraction, the numerator of which is the number of days from and including the date of initial issue of the Series D Shares up to but excluding March 31, 2004, and the denominator of which is 366;

(b)                                 in respect of the Dividend Period beginning on and including March 31, 2004 to but excluding July 15, 2004 (the “Second Dividend Period”) an amount per Series D Share equal to $0.0887;

(c)                                  in respect of the Dividend Period beginning on and including July 15, 2004 to but excluding September 1, 2004 (the “Third Dividend Period”) an amount per Series D Share equal to (A) $0.0052 if the Acquisition has been completed on or prior to 5:00 p.m. (Toronto time) on June 30, 2004 or (B) $0.0402 if the Acquisition has not been completed by such time; and

(d)                                 in respect of any Divided Period other than the Initial Dividend Period, the Second Dividend Period and the Third Dividend Period that is more or less than a full three calendar month period, an amount per Series D Share equal to the amount obtained (rounded to four decimal places) when (A) $0.04 if the Acquisition has been completed on or prior to 5:00 p.m. (Toronto time) on June 30, 2004 or $0.3063 if the Acquisition has not been completed by such time is multiplied by (B) a fraction, the numerator of which is the number of days in the relevant period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of such period falls.

3.3                               Method of Payment

Series D Dividends shall (except in the case of redemption in which case payment of Series D Dividends shall be made on surrender of the certificate representing the Series D Shares to be redeemed) be paid by sending to each Holder (in the manner provided for in Section 15) a cheque for such Series D Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series D Dividends accrued and unpaid to such date are not paid in full on all of the Series D Shares then outstanding, such Series D Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series D Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series D Shares prior to June 1, 2013. On and after this date, subject to the terms of any shares ranking prior to the Series D Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, at any time redeem all, or from time to time any part, of the then outstanding Series D Shares by the payment of an amount in cash for each Series D Share so redeemed equal to:

(a)                                 $6.4375 if redeemed before June 1, 2014;

(b)                                 $6.375 if redeemed on or after June 1, 2014, but before June 1, 2015;

(c)                                  $6.3125 if redeemed on or after June 1,2015, but before June 1, 2016; and

(d)                                 $6.25 if redeemed on or after June 1, 2016,

in each case, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series D Shares are at any time to be redeemed, then the particular Series D Shares to be redeemed shall be selected on a pro rata basis; provided, however, the Series D Shares held by Holders of less than 10 Series D Shares shall be redeemed in full. For the purpose of determining the number of Series D Shares to be redeemed under this Section 4.2, any fractional amount of a Series D Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series D Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series D Shares to each person who at the date of giving such notice is a Holder of Series D Shares to be redeemed. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder of Series D Shares to be redeemed in the manner provided for in Section 15. Such notice shall set out the number of such Series D Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series D Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series D Shares so called for redemption. Such payment shall be made by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the holders of Series D Shares so called for redemption unless the cheque is not honoured when presented for payment. From and after the date specified in any such notice, the Series D Shares called for redemption shall cease to be entitled to Series D Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series D Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series D Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Conversion of Series D Shares

5.1                               Conversion Following Acquisition

Subject to applicable law, the receipt of all necessary regulatory approvals and provided that the Acquisition has been completed on or prior to 5:00 p.m. (Toronto time) on June 30, 2004, on each of July 15, 2004, September 1, 2004 and December 1, 2004, a Holder, upon notice as provided for in the certificate evidencing Units and otherwise in compliance with such certificates, may convert all or any part of the then outstanding Series D Shares represented by the Unit certificate registered in the name of the Holder into 0.25 of a Series E Share, provided the Holder concurrently exercises a Warrant represented by such Unit certificate for 0.75 of a Series E Share and makes payment in cash of $18.75 per Warrant by duly completing the Conversion and Exercise Notice and Declaration contained in the certificate evidencing the Unit and delivering such certificate, together with a cash payment of $18.75 per Warrant exercised, to Computershare Trust Company of Canada at any of its principal offices in Toronto or Montreal at or prior to 5:00 p.m. (Toronto time) on July 15, 2004, September 1, 2004 or December 1, 2004, as the case may be. Surrender of such Unit certificate will be deemed to have been effected only by personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by Computershare Trust Company of Canada.

5.2                               Conversion at the Option of the Corporation

The Series D Shares shall not be convertible at the option of the Corporation prior to June 1, 2013. On and after June 1, 2013, the Corporation may, subject to applicable law and, if required, to other regulatory approvals, and upon notice as hereinafter described, convert all, or from time to time any part, of the then outstanding Series D Shares into that number of freely-tradeable Common Shares (per Series D Share) determined by dividing an amount equal to:

(a)                                 $6.4375 if converted before June 1, 2014;

(b)                                 $6.375 if converted on or after June 1, 2014, but before June 1, 2015;

(c)                                  $6.3125 if converted on or after June 1, 2015, but before June 1, 2016; and

(d)                                 $6.25 if converted on or after June 1, 2016,

in each case, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Corporation’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Corporation’s Conversion Date (collectively, the “Conversion Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law), by the greater of $1.00 or 95 per cent of the Current Market Price. Fractional Common Shares will not be issued on any conversion of Series D Shares, but in lieu thereof the Corporation will make cash payments in the manner set out in Sections 5.4 and 5.6 below. Such conversion shall be deemed to have been made at the close of business on the Corporation’s Conversion Date, so that the rights of the Holder of such Series D Shares as the Holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time.

Upon exercise by the Corporation of its right to convert Series D Shares into Common Shares, the Corporation is not required to (but may at its option) issue Common Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require compliance by the Corporation with the securities or other laws of such jurisdiction.

The Corporation shall give written notice to each Holder whose shares are to be converted, which notice (the “Corporation’s Conversion Notice”) shall specify the number of Series D Shares held by such Holder that will be converted and the date fixed by the Corporation for conversion (the “Corporation’s Conversion Date”), and which notice shall be given not more than 60 days and not less than 30 days prior to such Corporation’s Conversion Date.

If less than all of the then outstanding Series D Shares are at any time to be converted at the option of the Corporation, then the particular Series D Shares to be so converted shall be selected on a pro rata basis; provided, however, the Series D Shares held by Holders of less than 10 Series D Shares shall be converted in full. For the purpose of determining the number of Series D Shares to be converted under this Section 5.2, any fractional amount of a Series D Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series D Share less than 0.5 shall be rounded down to the next smaller number.

Series D Shares that are the subject of a Corporation’s Conversion Notice shall be converted effective at the close of business on the Corporation’s Conversion Date.

The Corporation cannot exercise its conversion rights hereunder in respect of any Series D Shares that are the subject of a Holder’s Conversion Notice under Section 5.3 below.

5.3                               Conversion at the Option of the Holder

Subject to applicable law, the receipt of all necessary regulatory approvals and to the option of the Corporation in Section 5.5, provided that the Acquisition was not completed on or prior to 5:00 p.m. (Toronto time) on June 30, 2004, on each Dividend Payment Date on or after September 1, 2016, a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series D Shares registered in the name of the Holder into that number of freely-tradeable Common Shares determined (per Series D Share) by dividing $6.25, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Holder’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Holder’s Conversion Date, by the greater of $1.00 and 95 per cent of the Current Market Price. Fractional Common Shares will not be issued on any conversion of Series D Shares, but in lieu thereof the Corporation will make cash payments in the manner set out in Sections 5.4 and 5.6 below. Such conversion shall be deemed to have been made at the close of business on the Holder’s Conversion Date, so that the rights of the Holder of such Series D Shares as the Holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time.

In order to exercise its conversion rights, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series D Shares in the City of Toronto (the “Holder’s Conversion Notice”), which Holder’s Conversion Notice shall specify the number of Series D Shares (the “Subject Shares”) held by such Holder which shall be converted on the Dividend Payment Date chosen by the Holder for conversion (the “Holder’s Conversion Date”). The Holder’s Conversion Notice shall be given not more than 60 days and not less than 30 days prior to such Holder’s Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series D Shares into Common Shares, the Corporation is not required to (but may at its option) issue Common Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require compliance by the Corporation with the securities or other laws of such jurisdiction.

If the Corporation gives notice as provided in Section 4 to a Holder of the redemption of Series D Shares prior to that Holder giving a Holder’s Conversion Notice to the Corporation, the right of that Holder to convert such Series D Share as herein provided shall cease and terminate.

5.4                               Delivery of Certificates Representing Common Shares

The Corporation shall, on presentation and surrender at the head office of the Corporation, the principal transfer office of the transfer agent for the Series D Shares in the City of Toronto, or such other place or places in Canada as the Corporation may agree, of the certificate or certificates representing the Series D Shares being converted by the Corporation or the Holder, give or cause to be given, on the applicable Corporation’s Conversion Date or Holder’s Conversion Date, as the case may be, to each Holder of Series D Shares being converted or as such Holder may have otherwise directed:

(a)                                 a certificate representing the whole number of Common Shares into which such Series D Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed; and

(b)                                 in lieu of the issuance of a fractional Common Share, a cheque in an amount equal to the product of the fractional remainder, if any (rounded to four decimal places), produced by the conversion formula set forth in Section 5.1 or Section 5.3 above, as the case may be, multiplied by the greater of $1.00 or 95 per cent of the then Current Market Price.

If on any conversion under Section 5.1 or 5.3, less than all of the Series D Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series D Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series D Share on the record date for any dividend declared payable on such share shall be entitled to such dividend notwithstanding that such share is converted into Common Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Common Shares upon the conversion of Series D Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Common Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Common Shares are issued in respect of the issuance of such Common Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

5.5                               Option of the Corporation

If a Holder gives a Holder’s Conversion Notice to the Corporation, subject to the provisions in Section 6 below, as applicable, the Corporation may, at its option, on notice to such Holder in the manner described in this Section 5.5, either (i) redeem for cash on the Holder’s Conversion Date all or any part of the Subject Shares, or (ii) cause the Holder to sell on the Holder’s Conversion Date all or any part of the Subject Shares to another purchaser or purchasers in the event that a purchaser or purchasers willing to purchase all or any part of such Subject Shares is or are found by the Corporation pursuant to this Section 5.5. The proportion of the Subject Shares which are either redeemed, purchased or converted on that Holder’s Conversion Date shall, to the extent practicable, be the same for each Holder delivering a Holder’s Conversion Notice.

If the Corporation elects to redeem for cash or arrange for the purchase of any Subject Shares, then the Corporation shall, not less than 20 days prior to the Holder’s Conversion Date, give written notice to all Holders of the Subject Shares stating the number of Subject Shares to be redeemed for cash by the Corporation, the number of Subject Shares to be sold to another purchaser, and the number of Subject Shares to be converted into Common Shares pursuant to the Holder’s Conversion Notice, such that all of the Subject Shares are either redeemed, purchased or converted on the Holder’s Conversion Date.

If the Corporation elects to redeem for cash or arrange for the purchase of any Subject Shares, then the Corporation shall pay or cause to be paid, in respect of those Subject Shares to be redeemed for cash or purchased, on presentation and surrender at the head office of the Corporation, the principal transfer office of the transfer agent for the Series D Shares in the City of Toronto, or such other place or places in Canada as the Corporation may agree, of the certificate or certificates representing such Subject Shares, on the Holder’s Conversion Date, to the Holder of the Subject Shares or as such Holder may have otherwise directed, an amount equal to $6.25 plus all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Holder’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Holder’s Conversion Date for each Subject Share being redeemed or purchased (less any tax required to be deducted and withheld by the Corporation under applicable law), and each such Subject Share shall be deemed to have been redeemed or purchased, but not converted, as the case may be, on the Holder’s Conversion Date. Payment under this Section 5.5 shall be made by cheque in accordance with Section 5.6.

If the Corporation elects to redeem for cash or arrange for the purchase of some, but not all, of the Subject Shares, then the Corporation shall, in respect of those Subject Shares to be converted into Common Shares, give or cause to be given to the Holder of such Subject Shares the certificate or certificates representing such Common Shares and, if applicable, a cheque in lieu of a fractional Common Share, all in accordance with the procedures set forth in Section 5.4.

5.6                               Payment by Cheque

Any amounts that are paid by the Corporation to Holders in respect of the payment of (i) a redemption or purchase amount under Section 5.5, or (ii) a cash amount in lieu of the issuance of a fractional Common Share under Section 5.1 or 5.3, shall be paid by cheques drawn on a Canadian chartered bank and payable in lawful money of Canada at any branch of such bank in Canada, and the delivery or mailing of any such cheque to a Holder shall constitute a full and complete discharge of the Corporation’s obligation to pay the amount represented by such cheque (plus any tax required to be deducted and withheld by the Corporation from the related redemption or purchase amount or cash in lieu of a fractional Common Share), unless such cheque is not honoured when presented for payment.

6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series D Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series D Shares) on any shares of the Corporation ranking as to dividends junior to the Series D Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series D Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series D Shares;

(c)                                  redeem or call for redemption, purchase or otherwise retire for value or make any return of capital in respect of less than all of the Series D Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series D Shares; or

(e)                                  issue any additional Series D Shares or any shares ranking as to dividends or capital prior to or on a parity with the Series D Shares other than Series E Shares,

unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series D Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series D Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, the receipt of all necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series D Shares outstanding from time to time, in the open market through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

8.                                      Authorized Capital

Any Series D Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series D Shares and any Series D Shares converted in accordance herewith shall not be reissued by the Corporation.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $6.25 per Series D Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series D Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series D Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly Series D Dividends on the Series D Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series D Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series D Share held. No other voting rights shall attach to the Series D Shares in any circumstances. The voting rights of the Holders shall forthwith cease (unless and until the same default shall again arise under the provisions of this Section 10) upon payment by the Corporation of any and all such dividends in arrears on the Series D Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight quarterly dividends on the Series D Shares, whether or not consecutive and whether or not there are any monies of the Corporation properly applicable to the payment of dividends, in which event such voting rights shall become effective again and so on from time to time.

11.                               Modification

The provisions attaching to the Series D Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 13.

12.                               Consolidation

If the Acquisition has not been completed by 5:00 p.m. (Toronto time) on June 30, 2004, at or after 5:00 p.m. (Toronto time) on July 15, 2004, the Corporation shall be entitled to consolidate the Series D Shares on a four to one basis by the passage of a resolution of the board of directors of the Corporation, provided that the articles of amendment effecting such consolidation shall contain all necessary amendments to the dividend amount, redemption prices, conversion amounts and amounts payable on liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation contained in these Series D share provisions so that such amounts and prices for each consolidated Series D Share is four times the applicable amount or price for each unconsolidated Series D Share. For certainty, no action on the part of the Holders or other shareholders of the Corporation shall be required to approve or effect such consolidation.

13.                               Approval of Holders of Series D Shares

13.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the holders of at least a majority of the outstanding Series D Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series D Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than 7 days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series D Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series D Share held.

13.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series D Share held.

14.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under Subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series D Shares under Section 187.2 of Part IV.1 of the ITA or any successor or replacement provision of similar effect.

15.                               Communications with Holders

Except as specifically provided elsewhere in these Series D Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series D Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 15 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption or conversion of Series D Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montreal and Toronto and once in a daily French language newspaper published in Montreal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series D Shares at its principal offices in the city of Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

16.                               Book-Entry System Only

If the Series D Shares are held through the book-entry only system of the Canadian Depository for Securities (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series D Shares. Beneficial owners of Series D Shares will not have the right to receive share certificates representing their ownership of the Series D Shares. However, if the Acquisition closes on or prior to June 30, 2004, following December 1, 2004 certificates for the Series D Shares shall be issued in fully registered form to beneficial owners of such Series D Shares or their nominees.

SCHEDULE “B”

FIRST PREFERENCE SHARES, SERIES E

(attached)

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES E

The fifth series of First Preference Shares of the Corporation shall consist of 8,000,000 First Preference Shares which shall be designated as Cumulative Redeemable Convertible First Preference Shares, Series E (hereinafter referred to as the “Series E Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series E Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series E Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series E Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series E Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(c)                                  “CDS” has the meaning given to that term in Section 15;

(d)                                 “Common Shares” means the common shares of the Corporation;

(e)                                  “Corporation’s Conversion Date” has the meaning given to that term in Section 5.1;

(f)                                   “Corporation’s Conversion Notice” has the meaning given to that term in Section 5.1;

(g)                                  “Conversion Price” has the meaning given to that term in Section 5.1;

(h)                                 “Current Market Price” means the weighted average trading price of the Common Shares on the TSX (or, if the Common Shares do not trade on the TSX during the 20 trading day period referred to below, on the exchange or trading system with the greatest volume of Common Shares traded during the 20 trading day period referred to below) for the 20 consecutive trading days ending on (i) the fourth day prior to the date of the relevant event or (ii) if such fourth day is not a trading day, the immediately preceding trading day;

(i)                                     “Dividend Payment Date”, in respect of the dividends payable on the Series E Shares, means the first Business Day of March, June, September and December of each year commencing with September 1, 2004;

(j)                                    “Dividend Period” means the period from and including the date of initial issue of the Series E Shares (i) if on July 15, 2004 up to but excluding September 1, 2004 (ii) if on September 1, 2004 up to but excluding December 1, 2004, and (iii) if on December 1, 2004 up to but excluding March 1, 2005 and, thereafter, the period from and including a Dividend Payment Date up to but excluding the next succeeding Dividend Payment Date;

(k)                                 “Holders” has the meaning given to that term in Section 3.1;

(1)                                 “Holder’s Conversion Date” has the meaning given to that term in Section 5.2;

(m)                             “Holder’s Conversion Notice” has the meaning given to that term in Section 5.2;

(n)                                 “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(o)                                 “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(p)                                 “ITA” has the meaning given to that term in Section 13;

(q)                                 “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(r)                                    “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(s)                                   “Redemption Price” has the meaning given to that term in Section 4.1;

(t)                                    “Series D Shares” means the Cumulative Redeemable Convertible First Preference Shares, Series D, in the capital of the Corporation;

(u)                                 “Series E Dividends” has the meaning given to that term in Section 3.1;

(v)                                 “Subject Shares” has the meaning given to that term in Section 5.2;

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(w)                               “TSX” means the Toronto Stock Exchange; and

(x)                                 “Warrants” means warrants issued by the Corporation pursuant to the Warrant Indenture made as of January 29, 2004 between the Corporation and Computershare Trust Company of Canada, as trustee, as may be varied, amended or amended and re-stated from time to time.

1.2                               Reference to Statutes

Any reference in these Series E Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series E Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series E Share shall consist of $25.00 to be satisfied as to the sum of (i) $6.25 by the conversion of one Series D Share and (ii) as to the balance by the payment to the Corporation of $18.75 upon the exercise of one Warrant.

3.                                      Dividends

3.1                               Payment of Dividends

Subject to Section 3.2, holders of Series E Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series E Dividends”) at the rate of $1.2250 per Series E Share per annum payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series E Shares.

3.2                               Dividends for Other than a Full Dividend Period

The amount of the dividend for any Dividend Period which is more or less than a full three calendar month period shall be equal to:

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(a)                                 in respect of the Dividend Period beginning on and including the date of initial issue of the Series E Shares to but excluding the first Dividend Payment Date (the “Initial Dividend Period”) related to Series E Shares issued July 15, 2004, an amount per Series E Share equal to 0.1607; and

(b)                                 in respect of any Dividend Period other than the Initial Dividend Period that is more or less than a full three calendar month period, an amount per Series E Share equal to the amount obtained (rounded to four decimal places) when $1.2250 is multiplied by a fraction, the numerator of which is the number of days in the relevant period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of such period falls.

3.3                               Method of Payment

Series E Dividends shall (except in the case of redemption in which case payment of Series E Dividends shall be made on surrender of the certificate representing the Series E Shares to be redeemed) be paid by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series E Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series E Dividends accrued and unpaid to such date are not paid in full on all of the Series E Shares then outstanding, such Series E Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series E Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

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4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series E Shares prior to June 1, 2013. On and after this date, subject to the terms of any shares ranking prior to the Series E Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, at any time redeem all, or from time to time any part, of the then outstanding Series E Shares by the payment of an amount in cash for each Series E Share so redeemed equal to:

(a)                                 $25.75 if redeemed before June 1, 2014;

(b)                                 $25.50 if redeemed on or after June 1, 2014, but before June 1, 2015;

(c)                                  $25.25 if redeemed on or after June 1, 2015, but before June 1, 2016; and

(d)                                 $25.00 if redeemed on or after June 1, 2016,

in each case, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series E Shares are at any time to be redeemed, then the particular Series E Shares to be redeemed shall be selected on a pro rata basis; provided however, the Series E Shares held by Holders of less than 10 Series E Shares shall be redeemed in full. For the purpose of determining the number of Series E Shares to be redeemed under this Section 4.2, any fractional amount of a Series E Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series E Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series E Shares to each person who at the date of giving such notice is a Holder of Series E Shares to be redeemed. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder of Series E Shares to be redeemed in the manner provided for in Section 14. Such notice shall set out the number of such Series E Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series E Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada

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designated by such notice, of the certificate or certificates for such Series E Shares so called for redemption. Such payment shall be made by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the holders of Series E Shares so called for redemption unless the cheque is not honoured when presented for payment. From and after the date specified in any such notice, the Series E Shares called for redemption shall cease to be entitled to Series E Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series E Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series E Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Conversion of Series E Shares

5.1                               Conversion at the Option of the Corporation

The Series E Shares shall not be convertible at the option of the Corporation prior to June 1, 2013. On and after June 1, 2013, the Corporation may, subject to applicable law and, if required, to other regulatory approvals, and upon notice as hereinafter described, convert all, or from time to time any part, of the then outstanding Series E Shares into that number of freely-tradeable Common Shares (per Series E Share) determined by dividing an amount equal to:

(a)                                 $25.75 if converted before June 1, 2014;

(b)                                 $25.50 if converted on or after June 1, 2014, but before June 1, 2015;

(c)                                  $25.25 if converted on or after June 1,2015, but before June 1, 2016; and

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(d)                         $25.00 if converted on or after June 1, 2016,

in each case, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Corporation’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Corporation’s Conversion Date (collectively, the “Conversion Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law), by the greater of $1.00 or 95 per cent of the Current Market Price. Fractional Common Shares will not be issued on any conversion of Series E Shares, but in lieu thereof the Corporation will make cash payments in the manner set out in Sections 5.3 and 5.5 below. Such conversion shall be deemed to have been made at the close of business on the Corporation’s Conversion Date, so that the rights of the Holder of such Series E Shares as the Holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time.

Upon exercise by the Corporation of its right to convert Series E Shares into Common Shares, the Corporation is not required to (but may at its option) issue Common Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require compliance by the Corporation with the securities or other laws of such jurisdiction.

The Corporation shall give written notice to each Holder whose shares are to be converted, which notice (the “Corporation’s Conversion Notice”) shall specify the number of Series E Shares held by such Holder that will be converted and the date fixed by the Corporation for conversion (the “Corporation’s Conversion Date”), and which notice shall be given not more than 60 days and not less than 30 days prior to such Corporation’s Conversion Date.

If less than all of the then outstanding Series E Shares are at any time to be converted at the option of the Corporation, then the particular Series E Shares to be so converted shall be selected on a pro rata basis; provided, however, the Series E Shares held by Holders of less than 10 Series E Shares shall be converted in full. For the purpose of determining the number of Series E Shares to be converted under this Section 5.1, any fractional amount of a Series E Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series E Share less than 0.5 shall be rounded down to the next smaller number.

Series E Shares that are the subject of a Corporation’s Conversion Notice shall be converted effective at the close of business on the Corporation’s Conversion Date.

The Corporation cannot exercise its conversion rights hereunder in respect of any Series E Shares that are the subject of a Holder’s Conversion Notice under Section 5.2 below.

5.2                               Conversion at the Option of the Holder

Subject to applicable law, the receipt of all necessary regulatory approvals and to the option of the Corporation in Section 5.4, on each Dividend Payment Date on or after September 1, 2016, a Holder, upon notice as hereinafter described, may convert all or any part of

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the then outstanding Series E Shares registered in the name of the Holder into that number of freely-tradeable Common Shares determined (per Series E Share) by dividing $25.00, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Holder’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Holder’s Conversion Date, by the greater of $1.00 and 95 per cent of the Current Market Price. Fractional Common Shares will not be issued on any conversion of Series E Shares, but in lieu thereof the Corporation will make cash payments in the manner set out in Sections 5.3 and 5.5 below. Such conversion shall be deemed to have been made at the close of business on the Holder’s Conversion Date, so that the rights of the Holder of such Series E Shares as the Holder thereof shall cease at such time and the person or persons entitled to receive Common Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Common Shares at such time.

In order to exercise its conversion rights, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series E Shares in the City of Toronto (the “Holder’s Conversion Notice”), which Holder’s Conversion Notice shall specify the number of Series E Shares (the “Subject Shares”) held by such Holder which shall be converted on the Dividend Payment Date chosen by the Holder for conversion (the “Holder’s Conversion Date”). The Holder’s Conversion Notice shall be given not more than 60 days and not less than 30 days prior to such Holder’s Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series E Shares into Common Shares, the Corporation is not required to (but may at its option) issue Common Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require compliance by the Corporation with the securities or other laws of such jurisdiction.

If the Corporation gives notice as provided in Section 4 to a Holder of the redemption of Series E Shares prior to that Holder giving a Holder’s Conversion Notice to the Corporation, the right of that Holder to convert such Series E Share as herein provided shall cease and terminate.

5.3                               Delivery of Certificates Representing Common Shares

The Corporation shall, on presentation and surrender at the head office of the Corporation, the principal transfer office of the transfer agent for the Series E Shares in the City of Toronto, or such other place or places in Canada as the Corporation may agree, of the certificate or certificates representing the Series E Shares being converted by the Corporation or the Holder, give or cause to be given, on the applicable Corporation’s Conversion Date or Holder’s Conversion Date, as the case may be, to each Holder of Series E Shares being converted or as such Holder may have otherwise directed:

(a)                                 a certificate representing the whole number of Common Shares into which such Series E Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed; and

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(b)                                 in lieu of the issuance of a fractional Common Share, a cheque in an amount equal to the product of the fractional remainder, if any (rounded to four decimal places), produced by the conversion formula set forth in Section 5.1 or Section 5.2 above, as the case may be, multiplied by the greater of $1.00 or 95 per cent of the then Current Market Price.

If on any conversion under Section 5.1 or 5.2, less than all of the Series E Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series E Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series E Share on the record date for any dividend declared payable on such share shall be entitled to such dividend notwithstanding that such share is converted into Common Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Common Shares upon the conversion of Series E Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Common Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Common Shares are issued in respect of the issuance of such Common Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

5.4                               Option of the Corporation

If a Holder gives a Holder’s Conversion Notice to the Corporation, subject to the provisions in Section 6 below, as applicable, the Corporation may, at its option, on notice to such Holder in the manner described in this Section 5.4, either (i) redeem for cash on the Holder’s Conversion Date all or any part of the Subject Shares, or (ii) cause the Holder to sell on the Holder’s Conversion Date all or any part of the Subject Shares to another purchaser or purchasers in the event that a purchaser or purchasers willing to purchase all or any part of such Subject Shares is or are found by the Corporation pursuant to this Section 5.4. The proportion of the Subject Shares which are either redeemed, purchased or converted on that Holder’s Conversion Date shall, to the extent practicable, be the same for each Holder delivering a Holder’s Conversion Notice.

If the Corporation elects to redeem for cash or arrange for the purchase of any Subject Shares, then the Corporation shall, not less than 20 days prior to the Holder’s Conversion Date, give written notice to all Holders of the Subject Shares stating the number of Subject Shares to be redeemed for cash by the Corporation, the number of Subject Shares to be sold to another purchaser, and the number of Subject Shares to be converted into Common Shares pursuant to the Holder’s Conversion Notice, such that all of the Subject Shares are either redeemed, purchased or converted on the Holder’s Conversion Date.

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If the Corporation elects to redeem for cash or arrange for the purchase of any Subject Shares, then the Corporation shall pay or cause to be paid, in respect of those Subject Shares to be redeemed for cash or purchased, on presentation and surrender at the head office of the Corporation, the principal transfer office of the transfer agent for the Series E Shares in the City of Toronto, or such other place or places in Canada as the Corporation may agree, of the certificate or certificates representing such Subject Shares, on the Holder’s Conversion Date, to the Holder of the Subject Shares or as such Holder may have otherwise directed, an amount equal to $25.00 plus all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the Holder’s Conversion Date, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the Holder’s Conversion Date for each Subject Share being redeemed or purchased (less any tax required to be deducted and withheld by the Corporation under applicable law), and each such Subject Share shall be deemed to have been redeemed or purchased, but not converted, as the case may be, on the Holder’s Conversion Date. Payment under this Section 5.4 shall be made by cheque in accordance with Section 5.5.

If the Corporation elects to redeem for cash or arrange for the purchase of some, but not all, of the Subject Shares, then the Corporation shall, in respect of those Subject Shares to be converted into Common Shares, give or cause to be given to the Holder of such Subject Shares the certificate or certificates representing such Common Shares and, if applicable, a cheque in lieu of a fractional Common Share, all in accordance with the procedures set forth in Section 5.3.

5.5                               Payment by Cheque

Any amounts that are paid by the Corporation to Holders in respect of the payment of (i) a redemption or purchase amount under Section 5.4, or (ii) a cash amount in lieu of the issuance of a fractional Common Share under Section 5.1 or 5.2, shall be paid by cheques drawn on a Canadian chartered bank and payable in lawful money of Canada at any branch of such bank in Canada, and the delivery or mailing of any such cheque to a Holder shall constitute a full and complete discharge of the Corporation’s obligation to pay the amount represented by such cheque (plus any tax required to be deducted and withheld by the Corporation from the related redemption or purchase amount or cash in lieu of a fractional Common Share), unless such cheque is not honoured when presented for payment.

6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series E Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series E Shares) on any shares of the Corporation ranking as to dividends junior to the Series E Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series E Shares,

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redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series E Shares;

(c)                                  redeem or call for redemption, purchase or otherwise retire for value or make any return of capital in respect of less than all of the Series E Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series E Shares; or

(e)                                  issue any shares (other than additional Series E Shares) ranking as to dividends or capital prior to or on a parity with the Series E Shares,

unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series E Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series E Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, the receipt of all necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series E Shares outstanding from time to time, in the open market through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

8.                                      Authorized Capital

Any Series E Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series E Shares and any Series E Shares converted in accordance herewith shall not be reissued by the Corporation.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series E Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to

11

capital to the Series E Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series E Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly Series E Dividends on the Series E Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series E Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series E Share held. No other voting rights shall attach to the Series E Shares in any circumstances. The voting rights of the Holders shall forthwith cease (unless and until the same default shall again arise under the provisions of this Section 10) upon payment by the Corporation of any and all such dividends in arrears on the Series E Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight quarterly dividends on the Series E Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of dividends, in which event such voting rights shall become effective again and so on from time to time.

11.                               Modification

The provisions attaching to the Series E Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series E Shares

12.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the holders of at least a majority of the outstanding Series E Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series E Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the

12

notice convening the meeting, and not less than 7 days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series E Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series E Share held.

12.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series E Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under Subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series E Shares under Section 187.2 of Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series E Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series E Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the

13

redemption or conversion of Series E Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montreal and Toronto and once in a daily French language newspaper published in Montreal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series E Shares at its principal offices in the city of Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

15.                               Book-Entry System Only

If the Series E Shares are held through the book-entry only system of the Canadian Depository for Securities (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series E Shares. Beneficial owners of Series E Shares will not have the right to receive share certificates representing their ownership of the Series E Shares.

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GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

Department of Government Services

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 279, 286)

Corporation Name:	Fortis Inc.
Corporation Number:	21782
Date of Amendment:	July 15, 2005

I certify, as per the attached Articles of Amendment, that the Articles of Incorporation for this Corporation have been amended under the Corporations Act of Newfoundland and Labrador.

/s/ Douglas Louis P
REGISTRAR OF COMPANIES
For Province of Newfoundland and Labrador
July 29, 2005

GOVERNMENT OF
NEWFOUNDLAND AND LABRADOR

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87
3 – The articles of the above-named corporation are amended as follows:

paragraph 4.1 of Schedule A to the articles, as such term is defined in the Corporations Act (Newfoundland and Labrador), of Fortis Inc. filed with the Newfoundland and Labrador Registry of Companies on January 23, 2004 is deleted in its entirety and replaced with the following:

“Redemption

The Corporation may not redeem any of the Series D Shares prior to July 29, 2005. Subject to the terms of any shares ranking prior to the Series D Shares, to applicable law and to the provisions described in Section 6 below, the Corporation shall, upon giving notice as hereinafter provided, on or after July 29, 2005, redeem all of the then outstanding Series D Shares by the payment of $6.25 in cash for each Series D Share together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).”

Date	Signature	Description of Office
July 14, 2005		General Counsel and
	/s/ Ronald W. McCabe	Corporate Secretary
Ronald W. McCabe
For Department Use Only
Filed —

GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

Department of Government Services

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 279, 286)

Corporation Name:	Fortis Inc.
Corporation Number:	21782
Date of Amendment:	September 22, 2006

I certify, as per the attached Articles of Amendment, that the Articles of Incorporation for this Corporation have been amended under the Corporations Act of Newfoundland and Labrador.

/s/ Douglas Louis P
REGISTRAR OF COMPANIES
For Province of Newfoundland and Labrador
September 25, 2006

NEWFOUNDLAND

The Corporations Act

Form 4

ARTICLES OF AMENDMENT
(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87
3 – The articles of the above-name corporation are amended as follows:

(a)   designating a series of First Preference Shares of the Corporation as “Cumulative Redeemable Convertible First Preference Shares, Series “F”, having, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, the rights, privileges, restrictions and conditions set forth in Schedule “A” annexed hereto.

Date	Signature	Description of Office

22 September 2006	/s/ Ronald W. McCabe	General Counsel and
Corporate Secretary
For Departmental use only
Filed —

SCHEDULE “A”

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES F

The sixth series of First Preference Shares of the Corporation shall consist of 5,000,000 First Preference Shares which shall be designated as Cumulative Redeemable First Preference Shares, Series F (hereinafter referred to as the “Series F Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series F Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series F Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series F Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series F Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(c)                                  “CDS” has the meaning given to that term in Section 14;

(d)                                 “Dividend Payment Date”, in respect of the dividends payable on the Series F Shares, means the first day of March, June, September and December of each year commencing with December 1, 2006;

(e)                                  “Dividend Period” means the period from and including the date of initial issue of the Series F Shares up to but excluding December 1, 2006 and, thereafter, the period from and including a Dividend Payment Date up to but excluding the next succeeding Dividend Payment Date;

(f)                                   “Holders” has the meaning given to that term in Section 3.1;

(g)                                  “In priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(h)                                 “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(i)                                     “ITA” has the meaning given to that term in Section 12;

(j)                                    “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(k)                                 “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(1)                                 “Redemption Price” has the meaning given to that term in Section 4.1;

(m)                             “Series F Dividends” has the meaning given to that term in Section 3.1; and

(n)                                 “TSX” means the Toronto Stock Exchange.

1.2                               Reference to Statutes

Any reference in these Series F Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series F Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series F Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series F Share shall be $25.00.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series F Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative

2

preferential cash dividends (the “Series F Dividends”) at the rate of $1.2250 per Series F Share per annum payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series F Shares.

3.2                               Dividends for Other than a Full Dividend Period

The amount of the dividend for any period which is more or less than a full Dividend Period shall be equal to:

(a)                                 in respect of the period beginning on and including the date of initial issue of the Series F Shares to but excluding December 1, 2006 (the “Initial Dividend Period”), an amount per Series F Share equal to the amount obtained (rounded to four decimal places) when $1.2250 is multiplied by a fraction, the numerator of which is the number of days from and Including the date of issue of the Series F Shares up to but excluding December 1, 2006, and the denominator of which is 365; and

(b)                                 in respect of any period other than the Initial Dividend Period that is more or less than a full Dividend Period, an amount per Series F Share equal to the amount obtained (rounded to four decimal places) when $1.2250 is multiplied by a fraction, the numerator of which is the number of days in the relevant period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of such period falls.

3.3                               Method of Payment

Series F Dividends shall (except in the case of redemption in which case payment of Series F Dividends shall be made on surrender of the certificate representing the Series F Shares to be redeemed) be paid by sending to each Holder (in the manner provided for in Section 13) a cheque for such Series F Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series F Dividends accrued and unpaid to such date are not paid in full on all of the Series F Shares then outstanding, such Series F

3

Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series F Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series F Shares prior to December 1, 2011. On and after this date, subject to the terms of any shares ranking prior to the Series F Shares, to applicable law and to the provisions described in Section 5 below, the Corporation may, upon giving notice as hereinafter provided, at its option, at any time redeem all, or from time to time any part, of the then outstanding Series F Shares by the payment of an amount in cash for each Series F Share so redeemed equal to:

(a)                                 $26.00 if redeemed before December 1, 2012;

(b)                                 $25.75 if redeemed on or after December 1, 2012, but before December 1, 2013;

(c)                                  $25.50 if redeemed on or after December 1, 2013, but before December 1, 2014;

(d)                                 $25.25 if redeemed on or after December 1, 2014, but before December 1, 2015; and

(e)                                  $25.00 if redeemed on or after December 1, 2015,

In each case, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series F Shares are at any time to be redeemed, then the particular Series F Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series F Shares to be redeemed under this Section 4.2, any fractional amount of a Series F Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series F Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series F Shares to each person who at the date of giving such notice is a Holder of Series F Shares to be redeemed. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder of Series F Shares to be redeemed in the manner provided for in Section 13. Such notice shall set out the number of such Series F Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Price and shall also set

4

out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series F Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series F Shares so called for redemption. Such payment shall be made by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being or by any other reasonable means the Corporation deems desirable and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the holders of Series F Shares so called for redemption unless the cheque is not honoured when presented for payment. From and after the date specified in any such notice, the Series F Shares called for redemption shall cease to be entitled to Series F Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series F Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust Corporation or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust Corporation or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series F Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series F Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series F Shares) on any shares of the Corporation ranking as to dividends junior to the Series F Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series F Shares, redeem or call for redemption, purchase or otherwise pay off, retire or

5

make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series F Shares;

(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series F Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series F Shares; or

(e)                                  issue any additional Series F Shares or any shares ranking as to dividends or capital prior to or on a parity with the Series F Shares,

unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series F Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series F Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

6.                                      Purchase for Cancellation

Subject to applicable law and to the provisions in Section 5 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series F Shares outstanding from time to time, in the open market through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

7.                                      Authorized Capital

Any Series F Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series F Shares shall not be reissued by the Corporation.

8.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series F Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series F Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

9.                                      Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the

6

holders of the Series F Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly Series F Dividends on the Series F Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series F Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of Shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series F Share held. No other voting rights shall attach to the Series F Shares in any circumstances. The voting rights of the Holders shall forthwith cease (unless and until the same default shall again arise under the provisions of this Section 9) upon payment by the Corporation of any and all such dividends in arrears on the Series F Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight quarterly dividends on the Series F Shares, in which event such voting rights shall become effective again and so on from time to time.

10.                               Modification

The provisions attaching to the Series F Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 11.

11.                               Approval of Holders of Series F Shares

11.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the holders of at least a majority of the outstanding Series F Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series F Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than 7 days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series F Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series F Share held.

11.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series F Share held.

7

12.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI .1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series F Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

13.                               Communications with Holders

Except as specifically provided elsewhere in these Series F Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series F Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 13 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mall, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series F Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montreal and Toronto and once in a daily French language newspaper published in Montreal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series F Shares at its principal offices in the city of Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

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14.                               Book-Entry System Only

If the Series F Shares are held through the book-entry only system of the Canadian Depository for Securities (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series F Shares. Beneficial owners of Series F Shares will not have the right to receive share certificates representing their ownership of the Series F Shares.

[ILLEGIBLE]

9

GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

Department of Government Services

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 279, 286)

Corporation Name:	Fortis Inc.
Corporation Number:	21782
Date of Amendment:	May 20, 2008

I certify, as per the attached Articles of Amendment, that the Articles of Incorporation for this Corporation have been amended under the Corporations Act of Newfoundland and Labrador.

/s/ Douglas Louis P
REGISTRAR OF COMPANIES
For Province of Newfoundland and Labrador
May 20, 2008

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 54, 285)

1 – Name of Corporation	2 — Corporation No.

Fortis Inc.	21782-87
3 –The articles of the above-named corporation are amended as follows:

(a) designating a seventh series of First Preference Shares of the Corporation as “Cumulative Redeemable Five-Year Fixed Rate Reset First Preference Shares, Series G”, having, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, the rights, privileges, restrictions and conditions set forth in Schedule “A” annexed hereto.

Date	Signature	Description of Office

16 May 2008	[ILLEGIBLE]	General Counsel and
Corporate Secretary
For Departmental use only

Filed –

SCHEDULE “A”

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES G

The seventh series of First Preference Shares of the Corporation shall consist of 9,200,000 First Preference Shares which shall be designated as Cumulative Redeemable Five-Year Fixed Rate Reset First Preference Shares, Series G (hereinafter referred to as the “Series G Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series G Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series G Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series G Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series G Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Annual Fixed Dividend Rate” means, for any Subsequent Fixed Rate Period, the rate of interest (expressed as a percentage rate rounded down to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Yield on the Fixed Rate Calculation Date plus 2.13%;

(c)                                  “Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>“ on the Bloomberg Financial L.P. service (or such other page as may replace the GCAN5YR page on that service) for purposes of displaying Government of Canada Bond yields;

(d)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(e)                                  “CDS” has the meaning given to that term in Section 14;

(f)                                   “Dividend Payment Date”, in respect of the dividends payable on the Series G Shares, means the first day of March, June, September and December of each year commencing with September 1, 2008;

(g)                                  “Dividend Period” means the period from and including the date of initial issue of the Series G Shares up to but excluding September 1, 2008 and, thereafter, the period from and including a Dividend Payment Date up to but excluding the next succeeding Dividend Payment Date;

(h)                                 “Fixed Rate Calculation Date” means, for any Subsequent Fixed Rate Period, the 30th day prior to the first day of such Subsequent Fixed Rate Period;

(i)                                     “Government of Canada Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and which appears on the Bloomberg Screen GCAN5YR Page on such date; provided that, if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, the Government of Canada Yield will mean the average of the yields determined by two registered Canadian investment dealers selected by the Corporation, as being the yield to maturity on such date (assuming semi-annual compounding) which a Canadian dollar denominated non-callable Government of Canada bond would carry If issued in Canadian dollars at 100% of its principal amount on such date with a term to maturity of five years;

(j)                                    “Holders” has the meaning given to that term in Section 3.1;

(k)                                 “In priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(l)                                     “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(m)                             “Initial Fixed Dividend Rate” means 5.25% per annum;

(n)                                 “Initial Fixed Rate Period” means the period commencing on May 23, 2008 and ending on and including August 31, 2013;

(o)                                 “Irregular Dividend Period” has the meaning given to that term in Section 3.2(b);

(p)                                 “ITA” has the meaning given to that term in Section 12;

(q)                                 “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(r)                                    “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

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(s)                                   “Redemption Price” has the meaning given to that term in Section 4.1;

(t)                                    “Series G Dividends” has the meaning given to that term in Section 3.1; and

(u)                                 “Subsequent Fixed Rate Period” means, for the initial Subsequent Fixed Rate Period, the five-year period commencing on September 1, 2013 and ending on and including August 31, 2018, and for each succeeding Subsequent Fixed Rate Period, the five-year period commencing on the first day of September immediately following the end of the immediately preceding Subsequent Fixed Rate Period and ending on and including August 31 in the fifth year thereafter.

1.2                               Reference to Statutes

Any reference in these Series G Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series G Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series G Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series G Share shall be $25.00.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series G Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series G Dividends”) at the rates per annum hereinafter provided, payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series G Shares.

During the initial Fixed Rate Period, dividends on the Series G Shares shall, if declared, be payable quarterly at the Initial Fixed Dividend Rate. During each Subsequent Fixed Rate Period, dividends on the Series G Shares shall, if declared, be payable quarterly at the Annual Fixed Dividend Rate applicable to such Subsequent Fixed Rate Period.

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The Corporation shall, in respect of each Subsequent Fixed Rate Period, calculate on each Fixed Rate Calculation Date the Annual Fixed Dividend Rate for such Subsequent Fixed Rate Period and shall, on the Fixed Rate Calculation Date, give written notice thereof in the manner provided for in Section 13 to each person who at the date of such giving notice is a Holder of Series G Shares. Each such determination by the Corporation of the Annual-Fixed-Dividend Rate-shall, in the absence of manifest error, be final and binding upon the Corporation and upon all Holders of Series G Shares.

3.2                               Dividends for Other than a Full Dividend Period

The amount of the dividend for any period which is more or less than a full Dividend Period shall be equal to:

(a)                                 In respect of the period beginning on and including the date of initial issue of the Series G Shares to but excluding September 1, 2008 (the “Initial Dividend Period”), an amount per Series G Share equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate is multiplied by a fraction, the numerator of which is the product of $25.00 and the number of days from and including the date of issue of the Series G Shares up to but excluding September 1, 2008, and the denominator of which is 366; and

(b)                                 In respect of any period (other than the Initial Dividend Period) that is more or less than a full Dividend Period (an “Irregular Dividend Period”), an amount per Series G Share equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during the Initial Fixed Dividend Period) or the Annual Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during a Subsequent Fixed Rate Period), as the case may be, is multiplied by a fraction, the numerator of which is the product of $25.00 and the number of days in the Irregular Dividend Period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of the Irregular Dividend Period falls.

3.3                               Method of Payment

Series G Dividends shall (except in the case of redemption in which case payment of Series G Dividends shall be made on surrender of the certificate representing the Series G Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 13) a cheque for such Series G Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders falling written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a

4

period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series G Dividends accrued and unpaid to such date are not paid in full on all of the Series G Shares then outstanding, such Series G Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series G Dividends. The Holders shall not be entitled to any dividends other than or In excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series G Shares prior to September 1, 2013. On that date and on September 1 of every fifth year thereafter, subject to the terms of any shares ranking prior to the Series G Shares, to applicable law and to the provisions described in Section 5 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all, or from time to time any part, of the then outstanding Series G Shares by the payment of an amount in cash for each Series G Share so redeemed equal to $25.00, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series G Shares are at any time to be redeemed, then the particular Series G Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series G Shares to be redeemed under this Section 4.2, any fractional amount of a Series G Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series G Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series G Shares to each person who at the date of giving such notice is a Holder of Series G Shares to be redeemed. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder of Series G Shares to be redeemed in the manner provided for in Section 13. Such notice shall set out the number of such Series G Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series G Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada

5

designated by such notice, of the certificate or certificates for such Series G Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the Holders of Series G Shares so called for redemption unless the cheque is not honoured when presented for payment. From and after the redemption date specified in any such notice, the Series G Shares called for redemption shall cease to be entitled to Series G Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series G Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series G Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series G Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series G Shares) on any shares of the Corporation ranking as to dividends junior to the Series G Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series G Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series G Shares;

6

(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series G Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series G Shares; or

(e)                                  issue any additional Series G Shares or any shares ranking as to dividends or capital prior to or on a parity with the Series G Shares,

unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series G Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series G Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

6.                                      Purchase for Cancellation

Subject to applicable law and to the provisions in Section 5 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series G Shares outstanding from time to time, in the open market through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

7.                                      Authorized Capital

Any Series G Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series G Shares shall not be reissued by the Corporation.

8.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series G Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series G Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

9.                                      Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series G Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight quarterly Series G Dividends on the Series G Shares, whether or not consecutive and

7

whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series G Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series G Share held. No other voting rights shall attach to the Series G Shares in any circumstances. The voting rights of the Holders shall forthwith cease (unless and until the same default shall again arise under the provisions of this Section 9) upon payment by the Corporation of any and all such dividends in arrears on the Series G Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight quarterly dividends on the Series G Shares, in which event such voting rights shall become effective again and so on from time to time.

10.                               Modification

The provisions attaching to the Series G Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 11.

11.                               Approval of Holders of Series G Shares

11.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series G Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series G Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than seven (7) days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series G Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series G Share held.

11.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series G Share held.

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12.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series G Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

13.                               Communications with Holders

Except as specifically provided elsewhere in these Series G Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series G Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 13 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series G Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montréal and Toronto and once in a daily French language newspaper published in Montréal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series G Shares at its principal offices in Montréal or Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

9

14.          Book-Entry System Only

If the Series G Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series G Shares. Beneficial owners of Series G Shares will not have the right to receive share certificates representing their ownership of the Series G Shares.

10

GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

Department of Government Services

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 279, 286)

Corporation Name:       Fortis Inc.

Corporation Number:   21782

Date of Amendment:   January 20, 2010

I certify, as per the attached Articles of Amendment, that the Articles of Incorporation for this Corporation have been amended under the Corporations Act of Newfoundland and Labrador.

I HEREBY CERTIFY that this is a true copy of a

document registered in the office of the Registrar

of Companies for the Province of Newfoundland

and Labrador on the 20th day of

January 2010
(ILLEGIBLE)
Registrar of Companies
Dated at St. John’s, NL this	/s/ [ILLEGIBLE]
20th day of January	REGISTRAR OF COMPANIES
2010 .	For Province of Newfoundland and Labrador
January 20, 2010

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT

(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87

3 – The articles of the above-noted Corporation are amended as follows:

(a) Designating an eighth series of First Preference Shares of the Corporation designated as “Cumulative Redeemable Five-Year Fixed Rate Reset First Preference Shares, Series H” (the “Series H Shares”) which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule A attached to and forming part of these Articles of Amendment.

(b) Designating a ninth series of First Preference Shares of the Corporation designated as “Cumulative Redeemable Floating Rate First Preference Shares, Series I” (the “Series I Shares”) which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule B attached to and forming part of these Articles of Amendment.

Date.	Signature	Description of Office
Vice President,
19 January 2010	/s/ [ILLEGIBLE]	General Counsel and Corporate
Secretary
For Departmental use only
Filed —

SCHEDULE “A”

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES H

The eighth series of First Preference Shares of the Corporation shall consist of 10,000,000 First Preference Shares which shall be designated as Cumulative Redeemable Five-year Fixed Rate Reset First Preference Shares, Series H (hereinafter referred to as the “Series H Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series H Share Provisions”);

1.           Interpretation

1.1          Definitions

The following words and phrases whenever used in these Series H Share Provisions shall have, the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series H Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series H Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Annual Fixed Dividend Rate” means, for any Subsequent Fixed Rate Period, the rate of interest (expressed as a percentage rate rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Bond Yield on the Fixed Rate Calculation Date plus 1.45%;

(c)                                  “Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>“ on the Bloomberg Financial L.P. service (or such other page as may replace the GCAN5YR page on that service) for purposes of displaying the Government of Canada Bond Yield;

(d)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(e)                                  “CDS” has the meaning given to that term in Section 15;

(f)                                   “Conversion Notice” has the meaning given to that term in Section 5:2;

(g)                                  “Conversion Privilege” has the meaning given to that term in Section 5:1;

(h)                                 “Dividend Payment Date”, in respect of the dividends payable on the Series H Shares, means the first day of March, June, September and December of each year commencing with June 1, 2010;

(i)                                     “Dividend Period” means the period from and including the date of initial issue of the Series H Shares to, but excluding, June 1, 2010 and, thereafter, the period from and including a Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date;

(j)                                    “Fixed Rate Calculation Date” means, for any Subsequent Fixed Rate Period, the 30th day prior to the first day of such Subsequent Fixed Rate Period;

(k)                                 “Floating Quarterly Dividend Rate” has the meaning set forth in the articles of the Corporation relating to the Series I Shares;

(l)                                     “Government of Canada Bond Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and which appears on the Bloomberg Screen GCAN5YR Page on such date, provided that, if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date; the Government of Canada Bond Yield will mean the average of the yields determined by two registered Canadian investment dealers selected by the Corporation as being the yield to maturity on such date (assuming semi-annual compounding) which a Canadian dollar denominated non-callable Government of Canada bond would carry if issued in Canadian dollars at 100% of its principal amount on such date with a term to maturity of five years;

(m)                             “Holders” has the meaning given to that term in Section 3.1;

(n)                                 “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(o)                                 “Initial Dividend Period” has the meaning given to that term in Section 3:2(a);

(p)                                 “Initial Fixed Dividend Rate” means 4.25% per annum;

(q)                                 ‘‘Initial Fixed Rate Period” means the period commencing on the date of initial issue of the Series H Shares to, but excluding, June 1, 2015;

(r)                                    “Irregular Dividend Period” has the meaning given to that term in Section 3.2(b);

(s)                                   “ITA” has the meaning given to that term in Section 13;

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(t)                                    “Quarterly Floating Rate Period” has the meaning set forth in the articles of the Corporation relating to the Series I Shares;

(u)                                 “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(v)                                 “ranking as to dividends” and similar expressions means ranking with respect to priority in the payment of dividends by the Corporation;

(w)                               “Redemption Price” has the meaning given to that term in Section 4.1;

(x)                                 “Series H Conversion Date” has the meaning given to that term in Section 5.1;

(y)                                 “Series H Dividends” has the meaning given to that term in Section 3.1;

(z)                                  “Series I Shares” means the ninth series of First Preference Shares of the Corporation designated as cumulative Redeemable Floating Rate First Preference Shares, Series I; and

(aa)                          “Subsequent Fixed Rate Period” means, for the initial Subsequent Fixed Rate Period, the five-year period commencing on June 1, 2015 to, but excluding, June 1, 2020, and for each succeeding Subsequent Fixed Rate Period, the five-year period commencing on the first day of June immediately following the end of the immediately preceding Subsequent Fixed Rate Period to, but excluding, June 1 in the fifth year thereafter.

1.2                               Reference to Statutes

Any reference in these Series H Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series H Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series H Share Provisions unless otherwise indicated.

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2.                                      Consideration for Issue

The consideration for the issue of each Series H Share shall be $25.00.

3.                                      Dividends

3.1                       Payment of Dividends

Holders of Series H Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series H Dividends”) at the rates per annum hereinafter provided, payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series H Shares.

During the Initial Fixed Rate Period, dividends on the Series H Shares shall, if declared, be payable in equal quarterly instalments at the Initial Fixed Dividend Rate. During each Subsequent Fixed Rate Period, dividends on the Series H Shares shall, if declared, be payable in equal quarterly instalments at the Annual Fixed Dividend Rate applicable to such Subsequent Fixed Rate Period.

The Corporation shall, in respect of each Subsequent Fixed Rate Period, calculate on each Fixed Rate Calculation Date the Annual Fixed Dividend Rate for such Subsequent Fixed Rate Period and shall, on the Fixed Rate Calculation Date, give written notice thereof in the manner provided for in Section 14 to each person who at the date of such giving notice is a Holder of Series H Shares. Each such determination by the Corporation of the Annual Fixed Dividend Rate shall, in the absence of manifest error, be final and binding upon the Corporation and upon all Holders of Series H Shares. If the Corporation gives notice as provided in Section 4 to the Holders of the Series H Shares of the redemption of all of the Series H Shares, the Corporation shall not be required to give notice as provided in this Section 3.1 to the Holders of the Series H Shares of the Annual Fixed Dividend Rate for the ensuing Subsequent Fixed Rate Period.

3.2                       Dividends for Other than a Full Dividend Period

The amount of the dividend for any period which is more or less than a full Dividend Period shall be equal to:

(a)                         in respect of the period beginning on and including the date of initial issue, of the Series H Shares to, but excluding, June 1, 2010 (the “Initial Dividend Period”), an amount per Series H Shares equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate is multiplied by a fraction, the numerator of which is the product of $25.00 and the number of days from and including the date of issue of the Series H Shares to, but excluding, June 1, 2010, and the denominator of which is 365, and

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(b)                         in respect of any period (other than the Initial Dividend Period) that is more or less than a full Dividend Period (an “Irregular Dividend Period”), an amount per Series H Share equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during the Initial Fixed Dividend Period) or the Annual Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during a Subsequent Fixed Rate Period), as the case may be, is multiplied by a fraction, the numerator of which is the product of $25.00 and the number of days in the Irregular Dividend Period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of the Irregular Dividend Period falls.

3.3                       Method of Payment

Series H Dividends shall (except in the case of redemption, in which case payment of Series H Dividends shall be made on surrender of the certificate representing the Series H Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series H Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not, been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                       Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series H Dividends accrued and unpaid to such date are not paid in full on all of the Series H Shares then outstanding, such Series H Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series H Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

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4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series H Shares prior to June 1, 2015. On any Series H Conversion Date, subject to the terms of any shares ranking prior to the Series H Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all, or from time to time any part, of the then outstanding Series H Shares by the payment of an amount in cash for each Series H Share so redeemed equal to $25.00, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series H Shares are at any time to be redeemed, then the particular Series H Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series H Shares to be redeemed under this Section 4.2, any fractional amount of a Series H Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series H Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series H Shares to each person who, at the date of giving such notice, is a Holder. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder in the manner provided for in Section 14. Such notice shall set out the number of such Series H Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series H Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series H Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporations obligation to pay the Redemption Price owed to the Holders of Series H Shares so called of redemption unless the cheque is not honoured when presented for payment, or (ii) by any other reasonable means the Corporation deems desirable in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law). From and after the redemption date specified in any such notice, the Series H Shares called

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for redemption shall cease to be entitled to Series H Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price thereof (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series H Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series H Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Conversion of Series H Shares

5.1                               Conversion at the Option of the Holder

Subject to applicable law, on June 1, 2015 and on June 1 of every fifth year thereafter (each, a “Series H Conversion Date”), a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series H Shares registered in the name of the Holder into Series I Shares on the basis of one (1) Series I Share for each Series H Share. Such conversion shall be deemed to have been made at the close of business on the Series H Conversion Date, so that the rights of the Holder of such Series H Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Series I Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series I Shares at such time.

The Corporation shall give notice in writing to the then Holders of the Series H Shares of the conversion privilege provided for herein (the “Conversion Privilege”) and such notice shall (i) set out the Series H Conversion Date, (ii) include instructions to such Holders as to the method by which such Conversion Privilege may be exercised, as described in Section 5.2 and (iii) be given at least 30 days and not more than 60 days prior to the applicable Series H Conversion Date. On the 30th day prior to each Series H Conversion Date, the Corporation shall give notice in writing to the then Holders of the Series H Shares of the Floating Quarterly Dividend Rate determined by the Corporation for the succeeding Quarterly Floating Rate Period. Each such notice shall be given in the manner provided for in Section 14.

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If the Corporation gives notice as provided in Section 4 to the Holders of the Series H Shares of the redemption of all the Series H Shares, the Corporation shall not be required to give notice as provided in this Section 5.1 to the Holders of the Series H Shares of a Floating Quarterly Dividend Rate of the Conversion Privilege and the right of any Holder of Series H Shares to convert such Series H Shares as herein provided shall cease and terminate.

Holders of Series H Shares shall not be entitled to convert their shares into Series I Shares on a Series H Conversion Date if the Corporation determines that there would be outstanding on the Series H Conversion Date less than 1,000,000 Series I Shares after, taking into account all Series H Shares tendered for conversion into Series I Shares in accordance with this Section 5 and all Series I Shares tendered for conversion into Series H Shares in accordance with the terms of the Series I Shares. The Corporation shall give notice in writing thereof as provided hereinabove, mutatis, mutandis, to all affected Holders of Series H Shares at least seven (7) days prior to the applicable Series H Conversion Date and will issue and deliver, or cause to be, delivered, prior to such Series H Conversion Date, at the expense of the Corporation, to such Holders of Series H Shares who have, surrendered for conversion any certificate or certificates representing Series H Shares, new certificates representing the Series H Shares represented by any certificate or certificates surrendered as aforesaid.

5.2                               Method of Conversion

In order to exercise the Conversion Privilege, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series H Shares in Montreal of Toronto (the “Conversion Notice”), which Conversion Notice shall specify the number of Series H Shares held by such Holder to be converted on the Series H Conversion Date, and shall be accompanied by the duly endorsed certificate or certificates representing the Series H Shares being converted. The Conversion Notice shall be given not earlier than the 30th day prior to a Series H Conversion Date but not later than 5:00 pm (Toronto time) on the 15th day preceding a Series H Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series H Shares into Series I Shares or upon an automatic conversion pursuant to Section 5.3, the Corporation is not required to (but may at its option) issue Series I Shares to any person whose address is in or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require the Corporation to take any action to comply with the securities laws or other laws of such jurisdiction.

The Corporation shall, on receipt of the Conversion Notice and the duly endorsed certificate or certificates representing the Series H Shares being converted by the Holder, give or cause to be given, on the applicable Series H Conversion Date, to each Holder of Series H Shares being converted or as such Holder may have otherwise directed, a certificate, representing the whole number of Series I Shares into which such Series H Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed.

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If on any conversion under Section 5.1, less than all of the Series H Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series H Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series H Shares on the record date for any dividend declared payable on such shares shall be entitled to such dividend notwithstanding that such shares are converted into Series I Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Series I Shares upon the conversion of Series H Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Series I Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Series I Shares are issued in respect of the issuance of such Series I Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

5.3                               Automatic Conversion

If the Corporation determines that there would remain outstanding on a Series H Conversion Date less than 1,000,000 Series H Shares after taking into account all Series H Shares tendered for conversion into Series I Shares in accordance with this Section 5 and all Series I Shares tendered for conversion into Series H Shares in accordance with the terms of the Series I Shares, then all, but not part, of the remaining outstanding Series H Shares shall be automatically converted into Series I Shares on the basis of one (1) Series I Share for each Series H Share on the applicable Series H Conversion Date and the Corporation shall give notice in writing, thereof, in accordance with the provisions, of Section 5.1, mutatis mutandis, to the Holders of such remaining Series H Shares at least seven (7) days prior to the Series H Conversion Date Such conversion shall be deemed to have been made at the close of business on the Series H Conversion Date, so that the rights of the Holder of the Series H Shares so converted as the holder thereof shall cease at such time and the person or persons entitled to receive Series I Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series I Shares at such time.

In the event of any such automatic conversion; each Holder of Series H Shares being so converted, shall be entitled, upon surrender during usual business hours at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series H Shares in. Montreal or Toronto of the certificate or certificates representing Series H Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series I Shares in the manner and subject to the terms and provisions as provided in Section.5.2.

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6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series H Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay of set apart: for payment any dividends (other than stock dividends payable, in shares of the Corporation ranking as to capital and dividends junior to the Series H Shares) on any shares of the Corporation ranking as to dividends junior to the Series H Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series H Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series H Shares;

(c)                                  redeem of call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series H Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching, thereto redeem of call for redemption, purchase or otherwise pay off of retire for value or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series H Shares; or

(e)                                  issue any additional Series H Shares (other than in accordance with the conversion provisions of the Series I Shares) or any shares ranking as to dividends or capital prior to or on a parity with the Series H Shares other than any Series I Shares issued upon the conversion of the Series H Shares in accordance with Section 5.), unless, in each such case, all accrued and unpaid dividends, up to and including the dividend payable for the last completed period for which dividends were payable on the Series H Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series H Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, any necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series H Shares outstanding from time to time, in the open market, through, or from an investment dealer of any firm holding membership on, a recognized stock, exchange, or by private agreement or otherwise, at the lowest prices at, which in the opinion of the directors of the Corporation, such shares are obtainable.

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8.                                      Authorized Capital

Any Series H Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series H Shares shall not be reissued by this Corporation. All Series H Shares converted into Series I Shares on a Series H Conversion Date shall not be cancelled but shall be restored to the status of authorized but unissued shares of the Corporation as at the close of business on the Series H Conversion Date and shall be available for issuance on the conversion of Series I Shares into Series H Shares in accordance with the terms of the Series I Shares.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up-its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series H Share; plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series H Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series H Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight (8) quarterly Series H Dividends on the Series H Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of series H Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series H Share held. Subject to applicable law, no other voting rights shall attach to the Series H Shares in any circumstances. The voting rights of the Holders shall forthwith cease upon payment by the Corporation of any and all such dividends in arrears on the Series H Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight (8) quarterly dividends, on the Series H Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series H Dividends, in which event such voting rights shall become effective again and so on from time to time.

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11.                               Modification

The provisions, attaching to the Series H Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series H Shares

12.l                           Approval

Any approval of the Holders with, respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or by a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series H Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series H Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting and not less than seven (7) days written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series H Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series H Share held.

12.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall he those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series H Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(10 of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at rate such that corporate Holders will not be required to pay tax oh dividends received, on the Series H Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series H Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be

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sufficiently given, sent or made if delivered or if sent, by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation, or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series H Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque of any share certificate to a Holder, whether in connection with the redemption of Series H Shares or otherwise, the Corporation may, notwithstanding the provisions hereof.

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montréal and Toronto and once in a daily French language newspaper published in Montréal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series H Shares at its principal offices in Montréal or Toronto, and such cheque and/or share certificate, shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

15.                               Book-Entry System Only

If the Series H Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions: to the CDS participant through whom such beneficial owner holds such Series H Shares. Beneficial owners of Series H Shares will not have the right to receive share certificates representing their ownership of the Series H Shares.

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SCHEDULE “B”

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES I

The ninth series of First Preference Shares of the Corporation shall consist of 10,000,000 First Preference Shares which shall be designated as Cumulative Redeemable Floating Rate First Preference Shares, Series I (hereinafter referred to as the “Series I Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series I Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series I Share provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series I Shares for any Quarterly Floating Rate Period; and (ii) the amount calculated as though dividends on each Series I Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Quarterly Floating Rate Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Annual Fixed Dividend Rate” has the meaning set forth in the articles of the Corporation relating to the Series H Shares;

(c)                                  “Basic Redemption Price” has the meaning given to that term in Section 4.1;

(d)                                 “Bloomberg Screen CA3MAY Page” means the display designated as page “CA3MAY<INDEX>“ on the Bloomberg Financial L.P. service (or such other page as may replace the CA3MAY page or that service) for purposes of displaying the T-Bill Rate;

(e)                                  “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(f)                                   “CDS” has the meaning given to that term in Section 15;

(g)                                  “Conversion Notice” has the meaning given to that term in Section 5.2;

(h)                                 “Conversion Privilege” has the meaning given to that term in Section 5.1;

(i)                                     “Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the rate of interest (expressed as a percentage rate rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date plus 1.45% (calculated on the basis of the actual number of days elapsed in such Quarterly Floating Rate Period divided by 365);

(j)                                    “Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(k)                                 “Holders” has the meaning given to that term in Section 3.1;

(l)                                     “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(m)                             “Irregular Quarterly Floating Rate Period” has the meaning given to that term in Section 3.2;

(n)                                 “ITA” has the meaning given to that term in Section 13;

(o)                                 “Premium Redemption Price” has the meaning given to that term in Section 4.1;

(p)                                 “Quarterly Commencement Date” means the first day of each of March, June, September and December of each year;

(q)                                 “Quarterly Floating Rate Period” means, for the initial Quarterly Floating Rate Period, the period commencing on June 1, 2015 and ending on and including August 31, 2015 and thereafter the period from and including the day immediately following the end of the immediately preceding Quarterly Floating Rate Period to, but excluding, the next succeeding Quarterly Commencement Date;

(r)                                    “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(s)                                   “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(t)                                    “Redemption Price” means the Basic Redemption Price or the Premium Redemption Price, as applicable;

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(u)                                 “Series H Shares” means the eighth series of First Preference Shares of the Corporation designated as Cumulative Redeemable Five-Year Fixed Rate Reset First Preference Shares, Series H;

(v)                                 “Series I Conversion Date” has the meaning given to that term in Section 5.1;

(w)                               “Series I Dividends” has the meaning given to that term in Section 3.1;

(x)                                 “Subsequent Fixed Rate Period” has the meaning set forth in the articles of the Corporation relating to the Series H Shares; and

(y)                                 “T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as a percentage per annum on three-month Government of Canada Treasury Bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date as quoted on the Bloomberg Screen CA3MAY Page, provided that if such information does not appear on the Bloomberg Screen CA3MAY Page on the applicable Floating Rate Calculation Date, then as determined by the Corporation.

1.2                               Reference to Statutes

Any reference in these Series I Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series I Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series I Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series I Share shall be $25.00.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series I Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, cumulative

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preferential cash dividends (the “Series I Dividends”) at the Floating Quarterly Dividend Rate as calculated from time to time, payable with respect to each Quarterly Floating Rate Period, on the Quarterly Commencement Date immediately following each such Quarterly Floating Rate Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series I Shares. Accordingly, on each Quarterly Commencement Date, the dividend payable on the Series I Shares, if declared, shall be in the amount per share determined by multiplying (i) the product obtained by multiplying $25.00 by the Floating Quarterly Dividend Rate applicable to the Quarterly Floating Rate Period immediately preceding such Quarterly Commencement Date by (ii) a fraction, the numerator of which is the actual number of days elapsed in such Quarterly Floating Rate Period and the denominator of which is 365.

The Corporation shall, in respect of each Quarterly Floating Rate Period, calculate on each Floating Rate Calculation Date the Floating Quarterly Dividend Rate for such Quarterly Floating Rate Period and shall, on the Floating Rate Calculation Date, give written notice thereof in the manner provided for in Section 14 to each person who at the date of such giving notice is a Holder of Series I Shares. Each such determination by the Corporation of the Floating Quarterly Dividend Rate shall, in the absence of manifest error, be final and binding upon the Corporation and upon all Holders of Series I Shares. If the Corporation gives notice as provided in Section 4 to the Holders of Series I Shares of the redemption of all of the Series I Shares, the Corporation shall not be required to give notice as provided in this Section 3.1 of the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period.

3.2                               Dividends for Other than a Full Quarterly Floating Rate Period

The amount of the dividend for any period which is less than a full Quarterly Floating Rate Period (an “Irregular Quarterly Floating Rate Period”) shall be equal to an amount per Series I Share determined by multiplying (i) the product, obtained by multiplying $25.00 by the Floating Quarterly Dividend Rate applicable to the Quarterly Floating Rate Period in which the Irregular Quarterly Floating Rate Period is contained by (ii) a fraction, the numerator of which is the actual number of days elapsed in such Irregular Quarterly Floating Rate Period and the denominator of which is 365.

3.3                               Method of Payment

Series I Dividends shall (except in the case of redemption, in which case payment of Series I Dividends shall be made on surrender of the certificate representing the Series I Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series I Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related

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dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Quarterly Commencement Date, the Series I Dividends accrued and unpaid to such date are not paid in full on all of the Series I Shares then outstanding, such Series I Dividends, or the unpaid part thereof, shall be paid on a subsequent Quarterly Commencement Date or Quarterly Commencement Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series I Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1.                            Optional Redemption

On any date after June 1, 2015 that is not a Series I Conversion Date, subject to the terms of any shares ranking prior to the Series I Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all or any part of the then outstanding Series I Shares by the payment of an amount in cash for each Series I Share so redeemed equal to $25.50, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Quarterly Commencement Date on which such dividend is payable) up to but excluding the date fixed for redemption (collectively, the “Premium Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

On any Series I Conversion Date, subject to the terms of any shares ranking prior to the Series I Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all, or from time to time any part, of the then outstanding Series I Shares by the payment of an amount in cash for each Series I Share so redeemed equal to $25.00, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Quarterly Commencement Date on which such dividend is payable) up to but excluding the date fixed for redemption (collectively, the “Basic Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series I Shares are at any time to be redeemed, then the particular Series I Shares to be redeemed shall be Selected on a pro rata basis. For the purpose of determining the number of Series I Shares to be redeemed under this Section 4.2, any fractional amount of a Series I Share equal to or greater than 0.5 shall be

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rounded up to the next larger whole number and any fractional amount of a Series I Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series I Shares to each person who, at the date of giving such notice, is a Holder. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder in the manner provided for in Section 14. Such notice shall set out the number of such Series I Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price and the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series I Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law), on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series I Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less, any tax required to be deducted and withheld by the Corporation under applicable law), payable at par at any branch in Canada of the Corporation’s bankers for the time being, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the Holders of Series I Shares so called for redemption unless the cheque is not honoured when presented for payment, or (ii) by any other reasonable means the Corporation deems desirable in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law). From and after the redemption date specified in any such notice, the Series I Shares called for redemption shall cease to be entitled to Series I Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series I Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series I Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as

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provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                              Conversion of Series I Shares

5.1                               Conversion at the option of the Holder

Subject to applicable law, on June 1, 2020 and on June 1 of every fifth year thereafter (each, a “Series I Conversion Date”) a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series I Shares registered in the name of the Holder into Series H Shares on the basis of one (1) Series H Share for each Series I Share. Such conversion shall be deemed to have been made at the close of business on the Series I Conversion. Date, so that the rights of the Holder of such Series I Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Series H Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series H Shares at such time.

The Corporation shall give notice in writing to the then Holders of the Series I Shares of the conversion privilege provided for herein (the “Conversion Privilege”) and such notice shall (i) set out the Series I Conversion Date, (ii) include instructions to such Holders as to the method by which such Conversion Privilege may be exercised, as described in Section 5.2 and (iii) be given at least 30 days and not more than 60 days prior to the applicable Series I Conversion Date On the 30th day prior to each Series I Conversion Date, the Corporation shall give notice in writing to the then Holders of the Series I Shares of the Annual Fixed Dividend Rate determined by the Corporation for the succeeding Subsequent Fixed Rate Period. Each such notice shall be given in the manner provided for in Section 14.

If the Corporation gives notice as provided in Section 4 to the Holders of the Series I Shares of the redemption of all the Series I Shares, the Corporation shall not be required to give notice as provided in this Section 5.1 to the Holders of the Series I Shares of an Annual Fixed Dividend Rate of the Conversion Privilege and the right of any Holder of Series I Shares to convert such Series I Shares as herein provided shall cease and terminate.

Holders of Series I Shares shall not be entitled to convert their shares into Series H Shares on a Series I Conversion Date if the Corporation determines that there would be outstanding on the Series I Conversion Date less than 1,000,000 Series H Shares after taking into account all Series I Shares tendered for conversion into Series H Shares in accordance with this Section 5 and all Series H Shares tendered for conversion into Series I Shares in accordance with the terms of the Series H Shares. The Corporation shall give notice in writing thereof as provided hereinabove, mutatis mutandis, to all affected Holders of Series I Shares at least seven (7) days prior to the applicable Series I Conversion Date and will issue and deliver, or cause to be delivered, prior to such Series I Conversion Date, at the expense of the Corporation, to such Holders of Series I Shares who have surrendered for conversion any certificate or certificates representing Series I Shares new certificates representing the Series I Shares represented by any certificate or certificates surrendered as aforesaid.

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5.2                               Method of Conversion

In order to exercise the Conversion Privilege, the Holder shall give Written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series. I Shares in Montreal or Toronto (the “Conversion Notice”), which Conversion Notice shall specify the number of Series I Shares held by such Holder to be converted on the Series I Conversion Date, and shall be accompanied by the duly endorsed certificate or certificates representing the Series I Shares being converted. The Conversion Notice shall be given not earlier than the 30th day prior to a Series I Conversion Date but not later than 5:00 pm (Toronto time) on the 15th day preceding a Series I Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series I Shares into Series H Shares or upon an automatic conversion pursuant to Section 5.3, the Corporation is not required to (but may at its option) issue Series H Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require the Corporation to take any action to comply with the securities laws or other laws of such jurisdiction.

The Corporation shall, on receipt of the Conversion Notice and the duly endorsed certificate or certificates representing the Series I Shares being converted by the Holder, give or cause to be given, on the applicable Series I Conversion Date, to each Holder of Series I Shares being converted or as such Holder may have otherwise directed, a certificate representing the whole number of Series H Shares into which such Series I Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed.

If on any conversion under Section 5.1, less than all of the Series I Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series I Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series I Shares on the record date for any dividend declared payable on such shares shall be entitled to such dividend notwithstanding that such shares are converted into Series H Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Series H Shares upon the conversion of Series I Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Series H Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Series H Shares are issued in respect of the issuance of such Series H Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person of persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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5.3                               Automatic Conversion

If the Corporation determines that there would remain, outstanding on a Series I Conversion Date less than 1,000,000 Series I Shares after taking into account all Series I Shares tendered for conversion into Series H Shares in accordance with this Section 5 and all Series H Shares tendered for conversion into Series I Shares in accordance with the terms’ of the Series H Shares, then all, but not part, of the remaining outstanding Series I Shares shall be automatically converted into Series H Shares on the basis of one (1) Series H Share for each Series I Share on the applicable Series I Conversion Date and the Corporation shall give notice in writing thereof, in accordance with the provisions of Section 5.1, mutatis mutandis, to the Holders of such remaining Series I Shares at least seven (7) days prior to the Series I Conversion Date. Such conversion shall be deemed to have been made at the close of business on the Series I Conversion Date, so that the rights of the Holder of the Series I Shares so converted as the holder thereof shall cease at such time and the person or persons entitled to receive Series H Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series H Shares at such time.

In the event of any such automatic conversion, each Holder of Series I Shares being so converted shall be entitled, upon, surrender during usual business hours at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series I Shares in Montreal or Toronto of the certificate or certificates representing Series I Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series H Shares in the manner and subject to the terms and provisions as provided in Section 5.2.

6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series I Shares are outstanding, the Corporation shall not, without the approval of the Holders.

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series I Shares) on any shares of the Corporation ranking as to dividends junior to the Series I Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series I Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series I Shares;

(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series I Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction, privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return

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of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series I Shares; or

(e)                                  issue any additional Series I Shares (other than in accordance with the conversion provisions of the Series H Shares) or any shares ranking as to dividends or capital prior to or on a parity with the Series I Shares (other than any Series H Shares issued upon the conversion of the Series I Shares in accordance with Section 5), unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series I Shares and on all of the shares of the Corporation ranking as to dividends prior to or on a parity with the Series I Shares, with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, any necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series I Shares outstanding from time to time, in the open market, through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

8.                                      Authorized Capital

Any Series I Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series I Shares shall not be reissued by the Corporation. All Series I Shares converted into Series H Shares on a Series I Conversion Date shall not be cancelled but shall be restored to the status of authorized but unissued shares of the Corporation as at the close of business on the Series I Conversion Date and shall be available for issuance on the conversion of Series H Shares into Series I Shares in accordance with the terms of the Series H Shares.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series I Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before, any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares, ranking junior as to capital to the Series I Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders

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of the Series I Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight (8) Series I Dividends on the Series I Shares payable in respect of any Quarterly Floating Rate Period, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series I Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series I Share held. Subject to applicable law, no other voting rights shall attach to the Series I shares in any circumstances. The voting rights of the Holders shall forthwith cease upon payment by the Corporation of any and all such dividends in arrears on the Series I Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight (8) Series I Dividends on the Series I Shares payable in respect of any Quarterly Floating Rate. Period, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation, properly applicable to the payment of Series I Dividends, in which event such voting rights shall become effective again and so on from time to time.

11.                               Modification

The provisions attaching to the Series I Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series I Shares

12.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or by a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that, resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series I Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series I Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than seven (7) days written notice, shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series I Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series I Share held.

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12.2                        Formalities, etc.

The proxy rules applicable to and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting, of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series I Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the ‘‘ITA”), under subsection. 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause, payment of the tax, under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series I Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series I Share Provisions, any notice cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders; or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series I Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant, to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series I Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication, thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montréal and Toronto and once in a daily French language newspaper published in Montréal

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and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series I Shares at its principal offices in Montréal or Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

15.                               Book-Entry System Only

If the Series I Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series I Shares. Beneficial owners of Series I Shares will not have the right to receive share certificates representing their ownership of the Series I Shares.

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GOVERNMENT OF

NEWFOUNDLAND AND LABRADOR

Department of Government Services

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 279, 286)

Corporation Name:                           Fortis Inc.

Corporation Number:                21782

Date of Amendment:                 November 8, 2012

I certify, as per the attached Articles of Amendment, that the Articles of Incorporation for this Corporation have been amended under the Corporations Act of Newfoundland and Labrador.

/s/ [ILLEGIBLE]
REGISTRAR OF COMPANIES
For Province of Newfoundland and Labrador
November 8, 2012

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT
(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87

3 - The articles of the above-noted Corporation are amended as follows:

(a)         Designating a tenth series of First Preference Shares of the Corporation designated as “Cumulative Redeemable First Preference Shares, Series J” (the “Series J Shares”) which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule A attached to and forming part of these Articles of Amendment.

Date	Signature	Description of Office

President and Chief
November 6, 2012	/s/ [ILLEGIBLE]	Executive Officer
For Departmental use only
Filed -

SCHEDULE “A”

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES J

The tenth series of First Preference Shares of the Corporation shall consist of 8,000,000 First Preference Shares which shall be designated as Cumulative Redeemable First Preference Shares, Series J (hereinafter referred to as the “Series J Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series J Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series J Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series J Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series J Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(c)                                  “CDS” has the meaning given to that term in Section 14;

(d)                                 “Dividend Payment Date”, in respect of the dividends payable on the Series J Shares, means the first day of March, June, September and December of each year commencing with March 1, 2013;

(e)                                  “Dividend Period” means the period from and including the date of initial issue of the Series J Shares to, but excluding, March 1, 2013 and, thereafter, the period from and including a Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date;

(f)                                   “Holders” has the meaning given to that term in Section 3.1;

(g)                                  “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the

Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(h)                                 “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(i)                                     “Irregular Dividend Period” has the meaning given to that term in Section 3.2(b);

(j)                                    “ITA” has the meaning given to that term in Section 12;

(k)                                 “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(l)                                     “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(m)                             “Redemption Price” has the meaning given to that term in Section 4.1;

(n)                                 “Series J Dividends” has the meaning given to that term in Section 3.1; and

(o)                                 “TSX” means the Toronto Stock Exchange.

1.2                               Reference to Statutes

Any reference in these Series J Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series J Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series J Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series J Share shall be $25.00.

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3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series J Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the board of directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series J Dividends”) at the rate of $1.1875 per Series J Share per annum. Subject to Section 3.2, Series J Dividends shall be payable in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series J Shares.

3.2                               Dividends for Other than a Full Dividend Period

The amount of the dividend for any period which is more or less than a full Dividend Period shall be equal to:

(a)                                 in respect of the period beginning on and including the date of initial issue of the Series J Shares to, but excluding, March 1, 2013 (the “Initial Dividend Period”), an amount per Series J Share equal to the amount obtained (rounded to five decimal places) when $1.1875 is multiplied by a fraction, the numerator of which is the number of days from and including the date of issue of the Series J Shares up to, but excluding, March 1, 2013, and the denominator of which is 365; and

(b)                                 in respect of any period (other than the Initial Dividend Period) that is more or less than a full Dividend Period (an “Irregular Dividend Period”), an amount per Series J Share equal to the amount obtained (rounded to four decimal places) when $1.1875 is multiplied by a fraction, the numerator of which is the number of days in the Irregular Dividend Period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of the Irregular Dividend Period falls.

3.3                               Method of Payment

Series J Dividends shall (except in the case of redemption, in which case payment of Series J Dividends shall be made on surrender of the certificate representing the Series J Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 13) a cheque for such Series J Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus

3

the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series J Dividends accrued and unpaid to such date are not paid in full on all of the Series J Shares then outstanding, such Series J Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series J Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series J Shares prior to December 1, 2017. On and after this date, subject to the terms of any shares ranking prior to the Series J Shares, to applicable law and to the provisions described in Section 5 below, the Corporation may, upon giving notice as hereinafter provided, at its option, at any time redeem all, or from time to time any part, of the then outstanding Series J Shares by the payment of an amount in cash for each Series J Share so redeemed equal to:

(a)                                 $26.00 if redeemed before December 1, 2018;

(b)                                 $25.75 if redeemed on or after December 1, 2018, but before December 1, 2019;

(c)                                  $25.50 if redeemed on or after December 1, 2019, but before December 1, 2020;

(d)                                 $25.25 if redeemed on or after December 1, 2020, but before December 1, 2021; and

(e)                                  $25.00 if redeemed on or after December 1, 2021,

in each case, together with all accrued and unpaid dividends (for greater certainty, excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

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4.2                               Partial Redemption

If less than all of the then outstanding Series J Shares are at any time to be redeemed, then the particular Series J Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series J Shares to be redeemed under this Section 4.2, any fractional amount of a Series J Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series J Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series J Shares to each person who, at the date of giving such notice, is a Holder. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder in the manner provided for in Section 13. Such notice shall set out the number of such Series J Shares held by the person to whom it is addressed which are to be redeemed and the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series J Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series J Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the Holders of Series J Shares so called for redemption unless the cheque is not honoured when presented for payment, or (ii) by any other reasonable means the Corporation deems desirable in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law). From and after the redemption date specified in any such notice, the Series J Shares called for redemption shall cease to be entitled to Series J Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series J Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof, which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series J Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of

5

shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series J Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series J Shares) on any shares of the Corporation ranking as to dividends junior to Series J Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series J Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series J Shares;

(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series J Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of any First Preference Shares; ranking as to dividends or capital on a parity with the Series J Shares; or

(e)                                  issue any additional Series J Shares or any shares ranking as to dividends or capital prior to or on a parity with the Series J Shares,

unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series J Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series J Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

6.                                      Purchase for Cancellation

Subject to applicable law, any necessary regulatory approvals and to the provisions in Section 5 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series J Shares outstanding from time to time, in the

6

open market, through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

7.                                      Authorized Capital

Any Series J Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series J Shares shall not be reissued by the Corporation.

8.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series J Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series J Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

9.                                      Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series J Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight (8) quarterly Series J Dividends on the Series J Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series J Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series J Share held. Subject to applicable law, no other voting rights shall attach to the Series J Shares in any circumstances. The voting rights of the Holders shall forthwith cease upon payment by the Corporation of any and all such dividends in arrears on the Series J Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight (8) quarterly dividends on the Series J Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series J Dividends, in which event such voting rights shall become effective again and so on from time to time.

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10.                               Modification

The provisions attaching to the Series J Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 11.

11.                               Approval of Holders of Series J Shares

11.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or by a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series J Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding Series J Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than seven (7) days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series J Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series J Share held.

11.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series J Share held.

12.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax oh dividends received on the Series J Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

13.                               Communications with Holders

Except as specifically provided elsewhere in these Series J Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage

8

prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series J Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 13 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required of elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series J Shares or otherwise, the Corporation may, notwithstanding the provisions: hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montreal and Toronto and once in a daily French language newspaper published in Montreal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series J Shares at its principal offices in Montreal or Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

14.                               Book-Entry System Only

If the Series J Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series J Shares. Beneficial owners of Series J Shares will not have the right to receive share certificates representing their ownership of the Series J Shares.

9

GOVERNMENT OF NEWFOUNDLAND AND LABRADOR
Service NL

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 279, 286)

Corporation Name:	Fortis Inc.
Corporation Number:	21782
Date of Amendment:	July 11, 2013

I certify, as per the attached Articles of Amendment, that the Articles of Incorporation for this Corporation have been amended under the Corporations Act of Newfoundland and Labrador.

/s/ [ILLEGIBLE]
REGISTRAR OF COMPANIES
For Province of Newfoundland and Labrador
July 12, 2013

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT

(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87

3 - The articles of the above-noted Corporation are amended as follows:

(a)                                 Designating a eleventh series of First Preference Shares of the Corporation designated as “Cumulative Redeemable Fixed Rate Reset First Preference Shares, Series K” (the “Series K Shares”) which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule A attached to and forming part of these Articles of Amendment.

(b)                                 Designating a twelfth series of First Preference Shares of the Corporation designated as “Cumulative Redeemable Floating Rate First Preference Shares, Series L” (the “Series L Shares”) which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule B attached to and forming part of these Articles of Amendment.

Date	Signature	Description of Office
Vice President, Finance and
July 11,2013	/s/ [ILLEGIBLE]	CFO
For Departmental use only
Filed -

SCHEDULE “A”

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES K

The eleventh series of First Preference Shares of the Corporation shall consist of 12,000,000 First Preference Shares which shall be designated as Cumulative Redeemable Fixed Rate Reset First Preference Shares, Series K (hereinafter referred to as the “Series K Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series K Share Provisions”):

1.             Interpretation

1.1          Definitions

The following words and phrases whenever used in these Series K Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series K Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series K Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Annual Fixed Dividend Rate” means, for any Subsequent Fixed Rate Period, the rate of interest (expressed as a percentage rate rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Bond Yield on the Fixed Rate Calculation Date plus 2.05%;

(c)                                  “Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service (or such other page as may replace the GCAN5YR page on that service) for purposes of displaying the Government of Canada Bond Yield;

(d)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(e)                                  “CDS” has the meaning given to that term in Section 15;

(f)                                   “Conversion Notice” has the meaning given to that term in Section 5.2;

(g)                                  “Conversion Privilege” has the meaning given to that term in Section 5.1;

(h)                                 “Dividend Payment Date”, in respect of the dividends payable on the Series K Shares, means the first day of March, June, September and December of each year commencing with September 1, 2013;

(i)                                     “Dividend Period” means the period from and including the date of original issue of the Series K Shares to, but excluding, September 1, 2013 and, thereafter, the period from and including a Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date;

(j)                                    “Fixed Rate Calculation Date” means, for any Subsequent Fixed Rate Period, the 30th day prior to the first day of such Subsequent Fixed Rate Period;

(k)                                 “Floating Quarterly Dividend Rate” has the meaning set forth in the articles of the Corporation relating to the Series L Shares;

(1)                                 “Government of Canada Bond Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and which appears on the Bloomberg Screen GCAN5YR Page on such date, provided that, if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, the Government of Canada Bond Yield will mean the average of the yields determined by two registered Canadian investment dealers selected by the Corporation as being the yield to maturity on such date (assuming semi-annual compounding) which a Canadian dollar denominated non-callable Government of Canada bond would carry if issued in Canadian dollars at 100% of its principal amount on such date with a term to maturity of five years;

(m)                             “Holders” has the meaning given to that term in Section 3.1;

(n)                                 “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(o)                                 “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(p)                                 “Initial Fixed Dividend Rate” means 4.00% per annum;

(q)                                 “Initial Fixed Rate Period” means the period commencing on the date of original issue of the Series K Shares to, but excluding, March 1, 2019;

(r)                                    “Irregular Dividend Period” has the meaning given to that term in Section 3.2(b);

(s)                                   “ITA” has the meaning given to that term in Section 13;

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(t)                                    “Quarterly Floating Rate Period” has the meaning set forth in the articles of the Corporation relating to the Series L Shares;

(u)                                 “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(v)                                 “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(w)                               “Redemption Price” has the meaning given to that term in Section 4.1;

(x)                                 “Series K Conversion Date” has the meaning given to that term in Section 5.1;

(y)                                 “Series K Dividends” has the meaning given to that term in Section 3.1;

(z)                                  “Series L Shares” means the twelfth series of First Preference Shares of the Corporation designated as Cumulative Redeemable Floating Rate First Preference Shares, Series L; and

(aa)                          “Subsequent Fixed Rate Period” means, for the initial Subsequent Fixed Rate Period, the five-year period commencing on March 1, 2019 to, but excluding, March 1, 2024, and for each succeeding Subsequent Fixed Rate Period, the five-year period commencing on the first day of March immediately following the end of the immediately preceding Subsequent Fixed Rate Period to, but excluding, March 1 in the fifth year thereafter.

1.2          Reference to Statutes

Any reference in these Series K Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3          Non-Business Day

If any day on which any dividend on the Series K Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4          Section References

The word “Section” refers to the particular section of these Series K Share Provisions unless otherwise indicated.

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2.             Consideration for Issue

The consideration for the issue of each Series K Share shall be $25.00.

3.             Dividends

3.1          Payment of Dividends

Holders of Series K Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series K Dividends”) at the rates per annum hereinafter provided, payable (other than the first dividend payment) in equal quarterly instalments with respect to each Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series K Shares.

During the Initial Fixed Rate Period, dividends on the Series K Shares shall, if declared, be payable in equal quarterly instalments at the Initial Fixed Dividend Rate. During each Subsequent Fixed Rate Period, dividends on the Series K Shares shall, if declared, be payable in equal quarterly instalments at the Annual Fixed Dividend Rate applicable to such Subsequent Fixed Rate Period.

The Corporation shall, in respect of each Subsequent Fixed Rate Period, calculate on each Fixed Rate Calculation Date the Annual Fixed Dividend Rate for such Subsequent Fixed Rate Period and shall, on the Fixed Rate Calculation Date, give written notice thereof in the manner provided for in Section 14 to each person who at the date of such giving notice is a Holder of Series K Shares. Each such determination by the Corporation of the Annual Fixed Dividend Rate shall, in the absence of manifest error, be final and binding upon the Corporation and upon all Holders of Series K Shares. If the Corporation gives notice as provided in Section 4 to the Holders of the Series K Shares of the redemption of all of the Series K Shares, the Corporation shall not be required to give notice as provided in this Section 3.1 to the Holders of the Series K Shares of the Annual Fixed Dividend Rate for the ensuing Subsequent Fixed Rate Period.

3.2          Dividends for Other than a Full Dividend Period

The amount of the dividend for any period which is more or less than a full Dividend Period shall be equal to:

(a)                                 in respect of the period beginning on and including the date of original issue of the Series K Shares to, but excluding, September 1, 2013 (the “Initial Dividend Period”), an amount per Series K Share equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate is multiplied by a fraction, the numerator of which is the product of $25.00 and the, number of days from and including the date of issue of the Series K Shares to, but excluding, September 1, 2013, and the denominator of which is 365; and

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(b)                                 in respect of any period (other than the Initial Dividend Period) that is more or less than a full Dividend Period (an “Irregular Dividend Period”), an amount per Series K Share equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during the Initial Fixed Dividend Period) or the Annual Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during a Subsequent Fixed Rate Period), as the case may be, is multiplied by a fraction, the numerator of which is the product of $25.00 and the number of days in the Irregular Dividend Period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of the Irregular Dividend Period falls.

3.3          Method of Payment

Series K Dividends shall (except in the case of redemption, in which case payment of Series K Dividends shall be made on surrender of the certificate representing the Series K Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series K Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4          Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series K Dividends accrued and unpaid to such date are not paid in full on all of the Series K Shares then outstanding, such Series K Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series K Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

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4.             Redemption

4.1          Optional Redemption

The Corporation may not redeem any of the Series K Shares prior to March 1, 2019. On any Series K Conversion Date, subject to the terms of any shares ranking prior to the Series K Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all, or from time to time any part, of the then outstanding Series K Shares by the payment of an amount in cash for each Series K Share so redeemed equal to $25.00, together with all accrued and unpaid dividends (for greater certainty, excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2          Partial Redemption

If less than all of the then outstanding Series K Shares are at any time to be redeemed, then the particular Series K Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series K Shares to be redeemed under this Section 4.2, any fractional amount of a Series K Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series K Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3          Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series K Shares to each person who, at the date of giving such notice, is a Holder. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder in the manner provided for in Section 14. Such notice shall set out the number of such Series K Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series K Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law), on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series K Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the Holders of Series K Shares so called for redemption unless the cheque is not honoured when presented for payment, or (ii) by any other reasonable means the Corporation deems desirable in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law). From and after the redemption date specified in any such notice, the Series K Shares called

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for redemption shall cease to be entitled to Series K Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series K Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series K Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.             Conversion of Series K Shares

5.1          Conversion at the Option of the Holder

Subject to applicable law, on March 1, 2019 and on March 1 of every fifth year thereafter (each, a “Series K Conversion Date”), a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series K Shares registered in the name of the Holder into Series L Shares on the basis of one (1) Series L Share for each Series K Share. Such conversion shall be deemed to have been made at the close of business on the Series K Conversion Date, so that the rights of the Holder of such Series K Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Series L Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series L Shares at such time.

The Corporation shall give notice in writing to the then Holders of the Series K Shares of the conversion privilege provided for herein (the “Conversion Privilege”) and such notice shall (i) set out the Series K Conversion Date, (ii) include instructions to such Holders as to the method by which such Conversion Privilege may be exercised, as described in Section 5.2 and (iii) be given at least 30 days and not more than 60 days prior to the applicable Series K Conversion Date. On the 30th day prior to each Series K Conversion Date, the Corporation shall give notice in writing to the then Holders of the Series K Shares of the Floating Quarterly Dividend Rate determined by the Corporation for the succeeding Quarterly Floating Rate Period. Each such notice shall be given in the manner provided for in Section 14.

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If the Corporation gives notice as provided in Section 4 to the Holders of the Series K Shares of the redemption of all the Series K Shares, the Corporation shall not be required to give notice as provided in this Section 5.1 to the Holders of the Series K Shares of a Floating Quarterly Dividend Rate or the Conversion Privilege and the right of any Holder of Series K Shares to convert such Series K Shares as herein provided shall cease and terminate.

Holders of Series K Shares shall not be entitled to convert their shares into Series L Shares on a Series K Conversion Date if the Corporation determines that there would be outstanding on the Series K Conversion Date less than 1,000,000 Series L Shares after taking into account all Series K Shares tendered for conversion into Series L Shares in accordance with this Section 5 and all Series L Shares tendered for conversion into Series K Shares in accordance with the terms of the Series L Shares. The Corporation shall give notice in writing thereof as provided hereinabove, mutatis mutandis, to all affected Holders of Series K Shares at least seven (7) days prior to the applicable Series K Conversion Date and will issue and deliver, or cause to be delivered, prior to such Series K Conversion Date, at the expense of the Corporation, to such Holders of Series K Shares who have surrendered for conversion any certificate or certificates, representing Series K Shares, new certificates representing the Series K Shares represented by any certificate or certificates surrendered as aforesaid.

5.2          Method of Conversion

In order to exercise the Conversion Privilege, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series K Shares in Montréal or Toronto (the “Conversion Notice”), which Conversion Notice shall specify the number of Series K Shares held by such Holder to be converted on the Series K Conversion Date, and shall be accompanied by the duly endorsed certificate or certificates representing the Series K Shares beings converted. The Conversion Notice shall be given not earlier than the 30th day prior to a Series K Conversion Date but not later than 5:00 pm (Toronto time) on the 15th day preceding a Series K Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series K Shares into Series L Shares or upon an automatic conversion pursuant to Section 5.3, the Corporation is not required to (but may at its option) issue Series L Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require the Corporation to take any action to comply with the securities laws of other laws of such jurisdiction.

The Corporation shall, on receipt of the Conversion Notice and the duly endorsed certificate or certificates representing the Series K Shares being converted by the Holder, give or cause to be given, on the applicable Series K Conversion Date, to each Holder of Series K Shares being converted or as such Holder may have otherwise directed, a certificate representing the whole number of Series L Shares into which such Series K Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed.

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If on any conversion under Section 5.1, less than all of the Series K Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series K Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series K Shares on the record date for any dividend declared payable on such shares shall be entitled to such dividend notwithstanding that such shares are converted into Series L Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Series L Shares upon the conversion of Series K Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Series L Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Series L Shares are issued in respect of the issuance of such Series L Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

5.3                               Automatic Conversion

If the Corporation determines that there would remain outstanding on a Series K Conversion Date less than 1,000,000 Series K Shares after taking into account all Series K Shares tendered for conversion into Series L Shares in accordance with this Section 5 and all Series L Shares tendered for conversion into Series K Shares in accordance with the terms of the Series L Shares, then all, but not part, of the remaining outstanding Series K Shares shall be automatically converted into Series L Shares on the basis of one (1) Series L Share for each Series K Share on the applicable Series K Conversion Date and the Corporation shall give notice in writing thereof, in accordance with the provisions of Section 5.1, mutatis mutandis, to the Holders of such remaining Series K Shares at least seven (7) days prior to the Series K Conversion Date. Such conversion shall be deemed to have been made at the close of business on the Series K Conversion Date, so that the rights of the Holder of the Series K Shares so converted as the holder thereof shall cease at such time and the person or persons entitled to receive Series L Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series L Shares at such time.

In the event of any such automatic conversion, each Holder of Series K Shares being so converted shall be entitled, upon surrender during usual business hours at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series K Shares in Montréal or Toronto of the certificate or certificates representing Series K Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series L Shares in the manner and subject to the terms and provisions as provided in Section 5.2.

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6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series K Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series K Shares) on any shares of the Corporation ranking as to dividends junior to the Series K Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series K Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series K Shares;

(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series K Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series K Shares; or

(e)                                  issue any additional Series K Shares (other than in accordance with the conversion provisions of the Series L Shares) or any shares ranking as to dividends or capital prior to or on a parity with the Series K Shares (other than any Series L Shares issued upon the conversion of the Series K Shares in accordance with Section 5), unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series K Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series K Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, any necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series K Shares outstanding from time to time, in the open market, through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

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8.                                      Authorized Capital

Any Series K Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series K Shares shall not be reissued by the Corporation. All Series K Shares converted into Series L Shares on a Series K Conversion Date shall not be cancelled but shall be restored to the status of authorized but unissued shares of the Corporation as at the close of business on the Series K Conversion Date and shall be available for issuance on the conversion of Series L Shares into Series K Shares in accordance with the terms of the Series L Shares.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series K Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series K Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series K Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight (8) quarterly Series K Dividends on the Series K Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series K Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series K Share held. Subject to applicable law, no other voting rights shall attach to the Series K Shares in any circumstances. The voting rights of the Holders shall forthwith cease upon payment by the Corporation of any and all such dividends in arrears on the Series K Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight (8) quarterly dividends on the Series K Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series K Dividends, in which event such voting rights shall become effective again and so on from time to time.

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11.                               Modification

The provisions attaching to the Series K Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series K Shares

12.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or by a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series K Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series K Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than seven (7) days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series K Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series K Share held.

12.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series K Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series K Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series K Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be

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sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series K Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series K Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montréal and Toronto and once in a daily French language newspaper published in Montréal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series K Shares at its principal offices in Montréal or Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

15.                               Book-Entry System Only

If the Series K Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series K Shares. Beneficial owners of Series K Shares will not have the right to receive share certificates representing their ownership of the Series K Shares.

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SCHEDULE “B”

FORTIS INC.

FIRST PREFERENCE SHARES, SERIES L

The twelfth series of First Preference Shares of the Corporation shall consist of 12,000,000 First Preference Shares which shall be designated as Cumulative Redeemable Floating Rate First Preference Shares, Series L (hereinafter referred to as the “Series L Shares”) and which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions (collectively, the “Series L Share Provisions”):

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series L Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series L Shares for any Quarterly Floating Rate Period; and (ii) the amount calculated as though dividends on each Series L Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Quarterly Floating Rate Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Annual Fixed Dividend Rate” has the meaning set forth in the articles of the Corporation relating to the Series K Shares;

(c)                                  “Basic Redemption Price” has the meaning given to that term in Section 4.1;

(d)                                 “Bloomberg Screen CA3MAY Page” means the display designated as page “CA3MAY<INDEX>“ on the Bloomberg Financial L.P. service (or such other page as may replace the CA3MAY page or that service) for purposes of displaying the T-Bill Rate;

(e)                                  “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(f)                                   “CDS” has the meaning given to that term in Section 15;

(g)                                  “Conversion Notice” has the meaning given to that term in Section 5.2;

(h)                                 “Conversion Privilege” has the meaning given to that term in Section 5.1;

(i)                                     “Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the rate of interest (expressed as a percentage rate rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date plus 2.05% (calculated on the basis of the actual number of days elapsed in such Quarterly Floating Rate Period divided by 365);

(j)                                    “Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(k)                                 “Holders” has the meaning given to that term in Section 3.1;

(1)                                 “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(m)                             “Irregular Quarterly Floating Rate Period” has the meaning given to that term in Section 3.2;

(n)                                 “ITA” has the meaning given to that term in Section 13;

(o)                                 “Premium Redemption Price” has the meaning given to that term in Section 4.1;

(p)                                 “Quarterly Commencement Date” means the first day of each of March, June, September and December of each year;

(q)                                 “Quarterly Floating Rate Period” means, for the initial Quarterly Floating Rate Period, the period commencing on March 1, 2019 and ending on and including May 31, 2019 and thereafter the period from and including the day immediately following the end of the immediately preceding Quarterly Floating Rate Period to, but excluding, the next succeeding Quarterly Commencement Date;

(r)                                    “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(s)                                   “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(t)                                    “Redemption Price” means the Basic Redemption Price or the Premium Redemption Price, as applicable;

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(u)                                 “Series K Shares” means the eleventh series of First Preference Shares of the Corporation designated as Cumulative Redeemable Fixed Rate Reset First Preference Shares, Series K;

(v)                                 “Series L Conversion Date” has the meaning given to that term in Section 5.1;

(w)                               “Series L Dividends” has the meaning given to that term in Section 3.1;

(x)                                 “Subsequent Fixed Rate Period” has the meaning set forth in the articles of the Corporation relating to the Series K Shares; and

(y)                                 “T-Bill Rate” means, for any Quarterly Floating Rate Period, the average yield expressed as a percentage per annum on three-month Government of Canada Treasury Bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date as quoted on the Bloomberg Screen CA3MAY Page, provided that if such information does not appear on the Bloomberg Screen CA3MAY Page on the applicable Floating Rate Calculation Date, then as determined by the Corporation.

1.2                               Reference to Statutes

Any reference in these Series L Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series L Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series L Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series L Share shall be $25.00.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series L Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, cumulative

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preferential cash dividends (the “Series L Dividends”) at the Floating Quarterly Dividend Rate as calculated from time to time, payable with respect to each Quarterly Floating Rate Period, on the Quarterly Commencement Date immediately following each such Quarterly Floating Rate Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series L Shares. Accordingly, on each Quarterly Commencement Date, the dividend payable on the Series L Shares, if declared, shall be in the amount per share determined by multiplying (i) the product obtained by multiplying $25.00 by the Floating Quarterly Dividend Rate applicable to the Quarterly Floating Rate Period immediately preceding such Quarterly Commencement Date by (ii) a fraction, the numerator of which is the actual number of days elapsed in such Quarterly Floating Rate Period and the denominator of which is 365.

The Corporation shall, in respect of each Quarterly Floating Rate Period, calculate on each Floating Rate Calculation Date the Floating Quarterly Dividend Rate for such Quarterly Floating Rate Period and shall, on the Floating Rate Calculation Date, give written notice thereof in the manner provided for in Section 14 to each person who at the date of such giving notice is a Holder of Series L Shares. Each such determination by the Corporation of the Floating Quarterly Dividend Rate shall, in the absence of manifest error, be final and binding upon the Corporation and upon all Holders of Series L Shares. If the Corporation gives notice as provided in Section 4 to the Holders of Series L Shares of the redemption of all of the Series L Shares, the Corporation shall not be required to give notice as provided in this Section 3.1 of the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period.

3.2                               Dividends for Other than a Full Quarterly Floating Rate Period

The amount of the dividend for any period which is less than a full Quarterly Floating Rate Period (an “Irregular Quarterly Floating Rate Period”) shall be equal to an amount per Series L Share determined by multiplying (i) the product obtained by multiplying $25.00 by the Floating Quarterly Dividend Rate applicable to the Quarterly Floating Rate Period in which the Irregular Quarterly Floating Rate Period is contained by (ii) a fraction, the numerator of which is the actual number of days elapsed in such Irregular Quarterly Floating Rate Period and the denominator of which is 365.

3.3                               Method of Payment

Series L Dividends shall (except in the case of redemption, in which case payment of Series L Dividends shall be made on surrender of the certificate representing the Series L Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series L Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related

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dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Quarterly Commencement Date, the Series L Dividends accrued and unpaid to such date are not paid in full on all of the Series L Shares then outstanding, such Series L Dividends, or the unpaid part thereof, shall be paid on a subsequent Quarterly Commencement Date or Quarterly Commencement Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series L Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

On any date after March 1, 2019 that is not a Series L Conversion Date, subject to the terms of any shares ranking prior to the Series L Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all or any part of the then outstanding Series L Shares by the payment of an amount in cash for each Series L Share so redeemed equal to $25.50, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Quarterly Commencement Date on which such dividend is payable) up to but excluding the date fixed for redemption (collectively, the “Premium Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

On any Series L Conversion Date, subject to the terms of any shares ranking prior to the Series L Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all, or from time to time any part, of the then outstanding Series L Shares by the payment of an amount in cash for each Series L Share so redeemed equal to $25.00, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Quarterly Commencement Date oh which such dividend is payable) up to but excluding the date fixed for redemption (collectively, the “Basic Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series L Shares are at any time to be redeemed, then the particular Series L Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series L Shares to be redeemed under this Section 4.2, any fractional amount of a Series L Share equal to or greater than 0.5 shall be

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rounded up to the next larger whole number and any fractional amount of a Series L Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series L Shares to each person who, at the date of giving such notice, is a Holder. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder in the manner provided for in Section 14. Such notice shall set out the number of such Series L Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price and the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series L Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series L Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law), payable at par at any branch in Canada of the Corporation’s bankers for the time being, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the Holders of Series L Shares so called for redemption unless the cheque is not honoured when presented for payment, or (ii) by any other reasonable means the Corporation deems desirable in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law). From and after the redemption date specified in any such notice, the Series L Shares called for redemption shall cease to be entitled to Series L Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series L Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series L Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as

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provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Conversion of Series L Shares

5.1                               Conversion at the Option of the Holder

Subject to applicable law, on March 1, 2024 and on March 1 of every fifth year thereafter (each, a “Series L Conversion Date”), a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series L Shares registered in the name of the Holder into Series. K Shares on the basis of one (1) Series K Share for each Series L Share. Such conversion shall be deemed to have been made at the close of business on the Series L Conversion Date, so that the rights of the Holder of such Series L Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Series K Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series K Shares at such time.

The Corporation shall give notice in writing to the then Holders of the Series L Shares of the conversion privilege provided for herein (the “Conversion Privilege”) and such notice shall (i) set out the Series L Conversion Date, (ii) include instructions to such Holders as to the method by which such Conversion Privilege may be exercised, as described in Section 5.2 and (iii) be given at least 30 days and not more than 60 days prior to the applicable Series L Conversion Date. On the 30th day prior to each Series L Conversion Date, the Corporation shall give notice in writing to the then Holders of the Series L Shares of the Annual Fixed Dividend Rate determined by the Corporation for the succeeding Subsequent Fixed Rate Period. Each such notice shall be given in the manner provided for in Section 14.

If the Corporation gives notice as provided in Section 4 to the Holders of the Series L Shares of the redemption of all the Series L Shares, the Corporation shall not be required to give notice as provided in this Section 5.1 to the Holders of the Series L Shares of an Annual Fixed Dividend Rate or the Conversion Privilege and the right of any Holder of Series L Shares to convert such Series L Shares as herein provided shall cease and terminate.

Holders of Series L Shares shall not be entitled to convert their shares into Series K Shares on a Series L Conversion Date if the Corporation determines that there would be outstanding on the Series L Conversion Date less than 1,000,000 Series K Shares after taking into account all Series L Shares tendered for conversion into Series K Shares in accordance with this Section 5 and all Series K Shares tendered for conversion into Series L Shares in accordance with the terms of the Series K Shares. The Corporation shall give notice in writing thereof as provided hereinabove, mutatis mutandis, to all affected Holders of Series L Shares at least seven (7) days prior to the applicable Series L Conversion Date and will issue and deliver, or cause to be delivered, prior to such Series L Conversion Date, at the expense of the Corporation, to such Holders of Series L Shares who have surrendered for conversion any certificate or certificates representing Series L Shares, new certificates representing the Series L Shares represented by any certificate or certificates surrendered as aforesaid.

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5.2                               Method of Conversion

In order to exercise the Conversion Privilege, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series L Shares in Montreal or Toronto (the “Conversion Notice”), which Conversion Notice shall specify the number of Series L Shares held by such Holder to be converted on the Series L Conversion Date, and shall be accompanied by the duly endorsed certificate or certificates representing the Series L Shares being converted. The Conversion Notice shall be given not earlier than the 30th day prior to a Series L Conversion Date but not later than 5:00 pm (Toronto time) on the 15th day preceding a Series L Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series L Shares into Series K Shares or upon an automatic conversion pursuant to Section 5.3, the Corporation is not required to (but may at its option) issue Series K Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require the Corporation to take any action to comply with the securities laws or other laws of such jurisdiction.

The Corporation shall, on receipt of the Conversion Notice and the duly endorsed certificate or certificates representing the Series L Shares being converted by the Holder, give or cause to be given, on the applicable Series L Conversion Date, to each Holder of Series L Shares being converted or as such Holder may have otherwise directed, a certificate representing the whole number of Series K Shares into which such Series L Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed.

If on any conversion under Section 5.1, less than all of the Series L Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series L Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series L Shares on the record date for any dividend declared payable on such shares shall be entitled to such dividend notwithstanding that such shares are converted into Series K Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Series K Shares upon the conversion of Series L Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Series K Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Series K Shares are issued in respect of the issuance of such Series K Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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5.3                               Automatic Conversion

If the Corporation determines that there would remain outstanding on a Series L Conversion Date less than 1,000,000 Series L Shares after taking into account all Series L Shares tendered for conversion into Series K Shares in accordance with this Section 5 and all Series K Shares tendered for conversion into Series L Shares in accordance with the terms of the Series K Shares, then all, but not part, of the remaining outstanding Series L Shares shall be automatically converted into Series K Shares on the basis of one (1) Series K Share for each Series L Share on the applicable Series L Conversion Date and the Corporation shall give notice in writing thereof, in accordance with the provisions of Section 5.1, mutatis mutandis, to the Holders of such remaining Series L Shares at least seven (7) days prior to the Series L Conversion Date. Such conversion shall be deemed to have been made at the close of business on the Series L Conversion Date, so that the rights of the Holder of the Series L Shares so converted as the holder thereof shall cease at such time and the person or persons entitled to receive Series K Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series K Shares at such time.

In the event of any such automatic conversion, each Holder of Series L Shares being so converted shall be entitled, upon surrender during usual business hours at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series L Shares in Montréal or Toronto of the certificate or certificates representing Series L Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series K Shares in the manner and subject to the terms and provisions as provided in Section 5.2.

6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series L Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series L Shares) on any shares of the Corporation ranking as to dividends junior to the Series L Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series L Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series L Shares;

(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series L Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return

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of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series L Shares; or

(e)                                  issue any additional Series L Shares (other than in accordance with the conversion provisions of the Series K Shares) or any shares ranking as to dividends or capital prior to or on a parity with the Series L Shares (other than any Series K Shares issued upon the conversion of the Series L Shares in accordance with Section 5), unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series L Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series L Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, any necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series L Shares outstanding from time to time, in the open market, through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

8.                                      Authorized Capital

Any Series L Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series L Shares shall not be reissued by the Corporation. All Series L Shares converted into Series K Shares on a Series L Conversion Date shall not be cancelled but shall be restored to the status of authorized but unissued shares of the Corporation as at the close of business on the Series L Conversion Date and shall be available for issuance on the conversion of Series K Shares into Series L Shares in accordance with the terms of the Series K Shares.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series L Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series L Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

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10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series L Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight (8) Series L Dividends on the Series L Shares payable in respect of any Quarterly Floating Rate Period, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series L Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series L Share held. Subject to applicable law, no other voting rights shall attach to the Series L Shares in any circumstances. The voting rights of the Holders shall forthwith cease upon payment by the Corporation of any and all such dividends in arrears on the Series L Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight (8) Series L Dividends on the Series L Shares payable in respect of any Quarterly Floating Rate Period, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series L Dividends, in which event such voting rights shall become effective again and so on from time to time.

11.                               Modification

The provisions attaching to the Series L Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series L Shares

12.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or by a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series L Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series L Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than seven (7) days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series L Shares represented in person or by proxy shall form the necessary quorum. At any

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meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series L Share held.

12.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series L Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series L Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series L Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series L Shares shall not affect the validity of the notice or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series L Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

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(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montréal and Toronto and once in a daily French language newspaper published in Montréal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series L Shares at its principal offices in Montréal or Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

15.                               Book-Entry System Only

If the Series L Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series L Shares. Beneficial owners of Series L Shares will not have the right to receive share certificates representing their ownership of the Series L Shares.

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GOVERNMENT OF NEWFOUNDLAND AND LABRADOR Service NL

THE CORPORATIONS ACT

FORM 5

CERTIFICATE OF AMENDMENT

(Sections 279, 286)

Corporation Name:	Fortis Inc.
Corporation Number:	21782
Date of Amendment:	September 16, 2014

I certify, as per the attached Articles of Amendment, that the Articles of Incorporation for this Corporation have been amended under the Corporations Act of Newfoundland and Labrador.

/s/ [ILLEGIBLE]
REGISTRAR OF COMPANIES
For Province of Newfoundland and Labrador
September 16, 2014

NEWFOUNDLAND

THE CORPORATIONS ACT

FORM 4

ARTICLES OF AMENDMENT

(Sections 54, 285)

1 – Name of Corporation	2 – Corporation No.

Fortis Inc.	21782-87

3 – The articles of the above-noted Corporation are amended as follows:

(a)                                 Designating a thirteenth series of First Preference Shares of the Corporation designated as “Cumulative Redeemable Fixed Rate Reset First Preference Shares, Series M” (the “Series M Shares”) which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule A attached to and forming part of these Articles of Amendment.

(b)                                 Designating a fourteenth series of First Preference Shares of the Corporation designated as “Cumulative Redeemable Floating Rate First Preference Shares, Series N” (the “Series N Shares”) which, in addition to the rights, privileges, restrictions and conditions attaching to the First Preference Shares as a class, shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule B attached to and forming part of these Articles of Amendment.

Date	Signature	Description of Office
Controller
September 16, 2014	[ILLEGIBLE]
For Departmental use only
Filed -

SCHEDULE ”A”

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series M Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series M Shares for any Dividend Period; and (ii) the amount calculated as though dividends on each Series M Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Dividend Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Annual Fixed Dividend Rate” means, for any Subsequent Fixed Rate Period, the rate of interest (expressed as a percentage rate rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the Government of Canada Bond Yield on the Fixed Rate Calculation Date plus 2.48%;

(c)                                  “Bloomberg Screen GCAN5YR Page” means the display designated as page “GCAN5YR<INDEX>” on the Bloomberg Financial L.P. service (or such other page as may replace the GCAN5YR page on that service) for purposes of displaying the Government of Canada Bond Yield;

(d)                                 “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(e)                                  “CDS” has the meaning given to that term in Section 15;

(f)                                   “Conversion Notice” has the meaning given to that term in Section 5.2;

(g)                                  “Conversion Privilege” has the meaning given to that term in Section. 5.1;

(h)                                 “Dividend Payment Date”, in respect of the dividends payable on the Series M Shares, means the first day of March, June, September and December of each year commencing with December 1, 2014;

(i)                                     “Dividend Period” means the period from and including the date of original issue of the Series M Shares to, but excluding, December 1, 2014 and, thereafter, the period from and including a Dividend Payment Date to, but excluding, the next succeeding Dividend Payment Date;

(j)                                    “Fixed Rate Calculation Date” means, for any Subsequent Fixed Rate Period, the 30th day prior to the first day of such Subsequent Fixed Rate Period;

(k)                                 “Floating Quarterly Dividend Rate” has the meaning set forth in the articles of the Corporation relating to the Series N Shares;

(l)                                     “Government of Canada Bond Yield” on any date means the yield to maturity on such date (assuming semi-annual compounding) of a Canadian dollar denominated non-callable Government of Canada bond with a term to maturity of five years as quoted as of 10:00 a.m. (Toronto time) on such date and which appears on the Bloomberg Screen GCAN5YR Page on such date, provided that, if such rate does not appear on the Bloomberg Screen GCAN5YR Page on such date, the Government of Canada Bond Yield will mean the average of the yields determined by two registered Canadian investment dealers selected by the Corporation as being the yield to maturity on such date (assuming semi-annual compounding) which a Canadian dollar denominated non-callable Government of Canada bond would carry if issued in Canadian dollars at 100% of its principal amount on such date with a term to maturity of five years;

(m)                             “Holders” has the meaning given to that term in Section 3.1;

(n)                                 “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(o)                                 “Initial Dividend Period” has the meaning given to that term in Section 3.2(a);

(p)                                 “Initial Fixed Dividend Rate” means 4.10% per annum;

(q)                                 “Initial Fixed Rate Period” means the period commencing on the date of original issue of the Series M Shares to, but excluding, December 1, 2019;

(r)                                    “Irregular Dividend Period” has the meaning given to that term in Section 3.2(b);

(s)                                   “ITA” has the meaning given to that term in Section 13;

(t)                                    “Quarterly Floating Rate Period” has the meaning set forth in the articles of the Corporation relating to the Series N Shares;

(u)                                 “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(v)                                 “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

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(w)                               “Redemption Price” has the meaning given to that term in Section 4.1;

(x)                                 “Series M Conversion Date” has the meaning given to that term in Section 5.1;

(y)                                 “Series M Dividends” has the meaning given to that term in Section 3.1;

(z)                                  “Series N Shares” means the fourteenth series of First Preference Shares of the Corporation designated as Cumulative Redeemable Floating Rate First Preference Shares, Series N; and

(aa)                          “Subsequent Fixed Rate Period” means, for the initial Subsequent Fixed Rate Period, the five-year period commencing on December 1, 2019 to, but excluding, December 1, 2024, and for each succeeding Subsequent Fixed Rate Period, the five-year period commencing on the first day of December immediately following the end of the immediately preceding Subsequent Fixed Rate Period to, but excluding, December 1 in the fifth year thereafter.

1.2                               Reference to Statutes

Any reference in these Series M Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series M Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series M Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series M Share shall be $25.00.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series M Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, fixed cumulative preferential cash dividends (the “Series M Dividends”) at the rates per annum hereinafter provided, payable (other than the first dividend payment) in equal quarterly instalments with respect to each

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Dividend Period, on the Dividend Payment Date immediately following each such Dividend Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series M Shares.

During the Initial Fixed Rate Period, dividends on the Series M Shares shall, if declared, be payable in equal quarterly instalments at the Initial Fixed Dividend Rate. During each, Subsequent Fixed Rate Period, dividends on the Series M Shares shall, if declared, be payable in equal quarterly instalments at the Annual Fixed Dividend Rate applicable to such Subsequent Fixed Rate Period.

The Corporation shall, in respect of each Subsequent Fixed Rate Period, calculate on each Fixed Rate Calculation Date the Annual Fixed Dividend Rate for such Subsequent Fixed Rate Period and shall, on the Fixed Rate Calculation Date, give written notice thereof in the manner provided for in Section 14 to each person who at the date of such giving notice is a Holder of Series M Shares. Each such determination by the Corporation of the Annual Fixed Dividend Rate shall, in the absence of manifest error, be final and binding upon the Corporation and upon all Holders of Series M Shares. If the Corporation gives notice as provided in Section 4 to the Holders of the Series M Shares of the redemption of all of the Series M Shares, the Corporation shall not be required to give notice as provided in this Section 3.1 to the Holders of the Series M Shares of the Annual Fixed Dividend Rate for the ensuing Subsequent Fixed Rate Period.

3.2                               Dividends for Other than a Full Dividend Period

The amount of the dividend for any period which is more or less than a full Dividend Period shall be equal to:

(a)                                 in respect of the period beginning on and including the date of original issue of the Series M Shares to, but excluding, December 1, 2014 (the “Initial Dividend Period”), an amount per Series M Share equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate is multiplied by a fraction, the numerator of which is the product of $25.00 and the number of days from and including the date of issue of the Series M Shares to, but excluding, December 1, 2014, and the denominator of which is 365; and

(b)                                 in respect of any period (other than the Initial Dividend Period) that is more or less than a full Dividend Period (an “Irregular Dividend Period”), an amount per Series M Share equal to the amount obtained (rounded to four decimal places) when the Initial Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during the Initial Fixed Dividend Period) or the Annual Fixed Dividend Rate (with respect to any Irregular Dividend Period commencing during a Subsequent Fixed Rate Period), as the case may be is multiplied by a fraction, the numerator of which is the product of $25.00 and the number of days in the Irregular Dividend Period (which shall include the first day of such period but exclude the last day of such period) and the denominator of which is the number of days in the year in which the last day of the Irregular Dividend Period falls.

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3.3                               Method of Payment

Series M Dividends shall (except in the case of redemption, in which case payment of Series M Dividends shall be made on surrender of the certificate representing the Series M Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series M Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing: written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

3.4                               Cumulative Payment of Dividends

If on any Dividend Payment Date, the Series M Dividends accrued and unpaid to such date are not paid in full on all of the Series M Shares then outstanding, such Series M Dividends, or the unpaid part thereof, shall be paid on a subsequent Dividend Payment Date or Dividend Payment Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series M Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

The Corporation may not redeem any of the Series M Shares prior to December 1, 2019. On any Series M Conversion Date, subject to the terms of any shares ranking prior to the Series M Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all, or from time to time any part, of the then outstanding Series M Shares by the payment of an amount in cash for each Series M Share so redeemed equal to $25.00, together with all accrued and unpaid dividends (for greater certainty, excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Dividend Payment Date applicable to such dividend) up to but excluding the date fixed for redemption (collectively, the “Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

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4.2                               Partial Redemption

If less than all of the then outstanding Series M Shares are at any time to be redeemed, then the particular Series M Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series M Shares to be redeemed under this Section 4.2, any fractional amount of a Series M Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series M Share less than 0.5 shall be rounded down to the next smaller whole number.

4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which the redemption is to take place of its intention to redeem such Series M Shares to each person who, at the date of giving such notice, is a Holder. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder in the manner provided for in Section 14. Such notice shall set out the number of such Series M Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price and shall also set out the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series M Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law), on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series M Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law) payable at par at any branch in Canada of the Corporation’s bankers for the time being, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the Holders of Series M Shares so called for redemption unless the cheque is not honoured when presented for payment, or (ii) by any other reasonable means the Corporation deems desirable in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law). From and after the redemption date specified in any such notice, the Series M Shares called for redemption shall cease to be entitled to Series M Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series M Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series M Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any

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of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

5.                                      Conversion of Series M Shares

5.1                               Conversion at the Option of the Holder

Subject to applicable law, on December 1, 2019 and on December 1 of every fifth year thereafter (each, a “Series M Conversion Date”), a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series M Shares registered in the name of the Holder into Series N Shares on the basis of one (1) Series N Share for each Series M Share. Such conversion shall be deemed to have been made at the close of business on the Series M Conversion Date, so that the rights of the Holder of such Series M Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Series N Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series N Shares at such time.

The Corporation shall give notice in writing to the then Holders of the Series M Shares of the conversion privilege provided for herein (the “Conversion Privilege”) and such notice shall (i) set out the Series M Conversion Date, (ii) include instructions to such Holders as to the method by which such Conversion Privilege may be exercised, as described in Section 5.2 and (iii) be given at least 30 days and not more than 60 days prior to the applicable Series M Conversion Date. On the 30th day prior to each Series M Conversion Date, the Corporation shall give notice in writing to the then Holders of the Series M Shares of the Floating Quarterly Dividend Rate determined by the Corporation for the succeeding Quarterly Floating Rate Period. Each such notice shall be given in the manner provided for in Section 14.

If the Corporation gives notice as provided in Section 4 to the Holders of the Series M Shares of the redemption of all the Series M Shares, the Corporation shall not be required to give notice as provided in this Section 5.1 to the Holders of the Series M Shares of a Floating Quarterly Dividend Rate or the Conversion Privilege and the right of any Holder of Series M Shares to convert such Series M Shares as herein provided shall cease and terminate.

Holders of Series M Shares shall not be entitled to convert their shares into Series N Shares on a Series M Conversion Date if the Corporation determines that there would be outstanding on the Series M Conversion Date fewer than 1,000,000 Series N Shares after taking into account all Series M Shares tendered for conversion into Series N Shares in accordance with this Section 5 and all Series N Shares tendered for conversion into Series M Shares in accordance with the terms of the Series N Shares. The Corporation shall give notice in writing thereof as provided hereinabove, mutatis mutandis, to all affected Holders of Series M Shares at least seven (7) days prior to the applicable Series M Conversion Date and will issue and deliver, or cause to be delivered, prior to

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such Series M Conversion Date, at the expense of the Corporation, to such Holders of Series M Shares who have surrendered for conversion any certificate or certificates representing Series M Shares, new certificates representing the Series M Shares represented by any certificate or certificates surrendered as aforesaid.

5.2                               Method of Conversion

In order to exercise the Conversion Privilege, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series M Shares in Montréal or Toronto, (the “Conversion Notice”), which Conversion Notice shall specify the number of Series M Shares held by such Holder to be converted on the Series M Conversion Date, and shall be accompanied by the duly endorsed certificate or certificates representing the Series M Shares being converted. The Conversion Notice shall be given not earlier than the 30th day prior to a Series M Conversion Date but not later than 5:00 pm (Toronto time) on the 15th day preceding a Series M Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series M Shares into Series N Shares or upon an automatic conversion pursuant to Section 5.3, the Corporation is not required to (but may at its option) issue Series N Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require the Corporation to take any action to comply with the securities laws or other laws of such jurisdiction.

The Corporation shall, on receipt of the Conversion Notice and the duly endorsed certificate or certificates representing the Series M Shares being converted by the Holder, give or cause to be given, on the applicable Series M Conversion Date, to each Holder of Series M Shares being converted or as such Holder may have otherwise directed, a certificate representing the whole number of Series N Shares into which such Series M Shares being converted, are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed.

If on any conversion under Section 5.1, less than all of the Series M Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series M Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series M Shares on the record date for any dividend declared payable on such shares shall be entitled to such dividend notwithstanding that such shares are converted into Series N Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Series N Shares upon the conversion of Series M Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Series N Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Series N Shares are issued in respect of the issuance of such Series N Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuances and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate

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unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

5.3                               Automatic Conversion

If the Corporation determines that there would remain outstanding on a Series M Conversion Date fewer than 1,000,000 Series M Shares after taking into account all Series M Shares tendered for conversion into Series N Shares in accordance with this Section 5 and all Series N Shares tendered for conversion into Series M Shares in accordance with the terms of the Series N Shares, then all, but not part, of the remaining outstanding Series M Shares shall be automatically converted into Series N Shares on the basis of one (l) Series N Share for each Series M Share on the applicable Series M Conversion Date and the Corporation shall give notice in writing thereof, in accordance with the provisions of Section 5.1, mutatis mutandis, to the Holders of such remaining Series M Shares at least seven (7) days prior to the Series M Conversion Date. Such conversion shall be deemed to have been made at the close of business on the Series M Conversion Date, so that the rights of the Holder of the Series M Shares so converted as the holder thereof shall cease at such time and the person or persons entitled to receive Series N Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series N Shares at such time.

In the event of any such automatic conversion, each Holder of Series M Shares being so converted shall be entitled, upon surrender during usual business hours at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series M Shares in Montréal or Toronto of the certificate or certificates representing Series M Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series N Shares in the manner and subject to the terms and provisions as provided in Section 5.2.

6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series M Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series M Shares) on any shares of the Corporation ranking as to dividends junior to the Series M Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series M Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series M Shares;

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(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series M Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series M Shares; or

(e)                                  issue any additional Series M Shares (other than in accordance with the conversion provisions of the Series N Shares) or any shares ranking as to dividends or capital prior to or on a parity with the Series M Shares (other than any Series N Shares issued upon the conversion of the Series M Shares in accordance with Section 5), unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series M Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series M Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, any necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series M Shares outstanding from time to time, in the open market, through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

8.                                      Authorized Capital

Any Series M Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series M Shares shall not be reissued by the Corporation. All Series M Shares converted into Series N Shares on a Series M Conversion Date shall not be cancelled but shall be restored to the status of authorized but unissued shares of the Corporation as at the close of business on the Series M Conversion Date and shall be available for issuance on the conversion of Series N Shares into Series M Shares in accordance with the terms of the Series N Shares.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series M Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be

10

deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series M Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series M Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight (8) quarterly Series M Dividends on the Series M Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series M Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series M Share held. Subject to applicable law, no other voting rights shall attach to the Series M Shares in any circumstances. The voting rights of the Holders shall forthwith cease upon payment by the Corporation of any and all such dividends in arrears on the Series M Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight (8) quarterly dividends on the Series M Shares, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series M Dividends, in which event such voting rights shall become effective again and so on from time to time.

11.                               Modification

The provisions attaching to the Series M Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series M Shares

12.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or by a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series M Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series M Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting

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shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than seven (7) days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series M Shares represented in person or by proxy shall form the necessary quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series M Share held.

12.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series M Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI.1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series M Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series M Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series M Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

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If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice hereunder by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series M Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montréal and Toronto and once in a daily French language newspaper published in Montréal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series M Shares at its principal offices in Montréal or Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

15.                               Book-Entry System Only

If the Series M Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series M Shares. Beneficial owners of Series M Shares will not have the right to receive share certificates representing their ownership of the Series M Shares.

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SCHEDULE “B”

1.                                      Interpretation

1.1                               Definitions

The following words and phrases whenever used in these Series N Share Provisions shall have the following meanings, unless there is something in the context otherwise inconsistent therewith:

(a)                                 “accrued and unpaid dividends” means the aggregate of: (i) all unpaid dividends on the Series N Shares for any Quarterly Floating Rate Period; and (ii) the amount calculated as though dividends on each Series N Share had been accruing on a day-to-day basis from and including the date on which the last dividend in respect of the most recently completed Quarterly Floating Rate Period was payable up to and including the date to which the computation of accrued dividends is to be made;

(b)                                 “Annual Fixed Dividend Rate” has the meaning set forth in the articles of the Corporation relating to the Series M Shares;

(c)                                  “Basic Redemption Price” has the meaning given to that term in Section 4.1;

(d)                                 “Bloomberg Screen CA3MAY Page” means the display designated as page “CA3MAY<INDEX>“ on the Bloomberg Financial L.P. service (or such other page as may replace the CA3MAY page or that service) for purposes of displaying the T-Bill Rate;

(e)                                  “Business Day” means a day other than a Saturday, a Sunday or any other day which is a statutory holiday in the Provinces of Newfoundland and Labrador or Ontario;

(f)                                   “CDS” has the meaning given to that term in Section 15;

(g)                                  “Conversion Notice” has the meaning given to that term in Section 0;

(h)                                 “Conversion Privilege” has the meaning given to that term in Section 5.1;

(i)                                     “Floating Quarterly Dividend Rate” means, for any Quarterly Floating Rate Period, the rate of interest (expressed as a percentage rate rounded to the nearest one hundred-thousandth of one percent (with 0.000005% being rounded up)) equal to the sum of the T-Bill Rate on the applicable Floating Rate Calculation Date plus 2.48% (which rate will be used to calculate the dividend payable in respect of a Quarterly Floating Rate Period pursuant to sections 3.1 and 3.2 calculated on the basis of the actual number of days elapsed in such Quarterly Floating Rate Period divided by 365);

(j)                                    “Floating Rate Calculation Date” means, for any Quarterly Floating Rate Period, the 30th day prior to the first day of such Quarterly Floating Rate Period;

(k)                                 “Holders” has the meaning given to that term in Section 3.1;

(l)                                     “in priority to”, “on a parity with” and “junior to” have reference to the order of priority in payment of dividends and in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(m)                             “Irregular Quarterly Floating Rate Period” has the meaning given to that term in Section 3.2;

(n)                                 “ITA” has the meaning given to that term in Section 13;

(o)                                 “Premium Redemption Price” has the meaning given to that term in Section 4.1;

(p)                                 “Quarterly Commencement Date” means the first day of each of March, June, September and December of each year;

(q)                                 “Quarterly Floating Rate Period” means, for the initial Quarterly Floating Rate Period, the period commencing on December 1, 2019 and ending on and including February 29, 2020 and thereafter the period from and including the day immediately following the end of the immediately preceding Quarterly Floating Rate Period to, but excluding, the next succeeding Quarterly Commencement Date;

(r)                                    “ranking as to capital” and similar expressions mean ranking with respect to priority in the distribution of assets of the Corporation in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

(s)                                   “ranking as to dividends” and similar expressions mean ranking with respect to priority in the payment of dividends by the Corporation;

(t)                                    “Redemption Price” means the Basic Redemption Price or the Premium Redemption Price, as applicable;

(u)                                 “Series M Shares” means the thirteenth series of First Preference Shares of the Corporation designated as Cumulative Redeemable Fixed Rate Reset First Preference Shares, Series M;

(v)                                 “Series N Conversion Date” has the meaning given to that term in Section 5.1;

(w)                               “Series N Dividends” has the meaning given to that term in Section 3.1;

(x)                                 “Subsequent Fixed Rate Period” has the meaning set forth in the articles of the Corporation relating to the Series M Shares; and

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(y)                                 “T-Bill Rate” means; for any Quarterly Floating Rate Period, the average yield expressed as a percentage per annum on three-month Government of Canada Treasury Bills, as reported by the Bank of Canada, for the most recent treasury bills auction preceding the applicable Floating Rate Calculation Date as quoted on the Bloomberg Screen CA3MAY Page, provided that if such information does not appear on the Bloomberg Screen CA3MAY Page on the applicable Floating Rate Calculation Date, then as determined by the Corporation.

1.2                               Reference to Statutes

Any reference in these Series N Share Provisions to any statute or any provision of any statute shall be deemed to be a reference to such statute or such provision as amended or re-enacted from time to time.

1.3                               Non-Business Day

If any day on which any dividend on the Series N Shares is payable or by which any other action is required to be taken hereunder is not a Business Day, such dividend shall be payable or such other action shall be required to be taken on the next succeeding day that is a Business Day.

1.4                               Section References

The word “Section” refers to the particular section of these Series N Share Provisions unless otherwise indicated.

2.                                      Consideration for Issue

The consideration for the issue of each Series N Share shall be $25.00.

3.                                      Dividends

3.1                               Payment of Dividends

Holders of Series N Shares (the “Holders”) shall be entitled to receive, and the Corporation shall pay thereon, if, as and when declared by the directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends (the “Series N Dividends”) at the Floating Quarterly Dividend Rate as calculated from time to time, payable with respect to each Quarterly Floating Rate Period, on the Quarterly Commencement Date immediately following each such Quarterly Floating Rate Period (less any tax required to be deducted and withheld by the Corporation under applicable law). Such dividends shall accrue daily from the date of issue of the Series N Shares. Accordingly, on each Quarterly Commencement Date, the dividend payable on the Series N Shares, if declared, shall be in the amount per share determined by multiplying (i) the product obtained by multiplying $25.00 by the Floating Quarterly Dividend Rate applicable to the Quarterly Floating Rate Period immediately preceding such Quarterly Commencement Date by (ii) a fraction, the numerator of which is the

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actual number of days elapsed in such Quarterly Floating Rate Period and the denominator of which is 365.

The Corporation shall, in respect of each Quarterly Floating Rate Period, calculate on each Floating Rate Calculation Date the Floating Quarterly Dividend Rate for such Quarterly Floating Rate Period and shall, on the Floating Rate Calculation Date, give written notice thereof in the manner provided for in Section 14 to each person who at the date of such giving notice is a Holder of Series N Shares. Each such determination by the Corporation of the Floating Quarterly Dividend Rate shall, in the absence of manifest error, be final and binding upon the Corporation and upon all Holders of Series N Shares. If the Corporation gives notice as provided in Section 4 to the Holders of Series N Shares of the redemption of all of the Series N Shares the Corporation shall not be required to give notice as provided in this Section 3.1 of the Floating Quarterly Dividend Rate for the ensuing Quarterly Floating Rate Period.

3.2                               Dividends for Other than a Full Quarterly Floating Rate Period

The amount of the dividend for any period which is less than a full Quarterly Floating Rate Period (an “Irregular Quarterly Floating Rate Period”) shall be equal to an amount per Series N Share determined by multiplying (i) the product obtained by multiplying $25.00 by the Floating Quarterly Dividend Rate applicable to the Quarterly Floating Rate Period in which the Irregular Quarterly Floating Rate Period is contained by (ii) a fraction, the numerator of which is the actual number of days elapsed in such Irregular Quarterly Floating Rate Period and the denominator of which is 365.

3.3                               Method of Payment

Series N Dividends shall (except in the case of redemption, in which case payment of Series N Dividends shall be made on surrender of the certificate representing the Series N Shares to be redeemed) be paid (i) by sending to each Holder (in the manner provided for in Section 14) a cheque for such Series N Dividends (less any tax required to be deducted and withheld by the Corporation under applicable law) payable to the order of such Holder or, in the case of joint Holders, to the order of all such Holders failing written instructions from them to the contrary, in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being or (ii) by any other reasonable means the Corporation deems desirable. The posting or delivery of such cheque on or before the date on which such dividend is to be paid to a Holder shall be deemed to be payment and shall satisfy and discharge all liabilities for the payment of such dividends to the extent of the sum represented thereby (plus the amount of any tax required to be deducted and withheld by the Corporation from the related dividends as aforesaid) unless such cheque is not honoured when presented for payment. Subject to applicable law, dividends which are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

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3.4                               Cumulative Payment of Dividends

If on any Quarterly Commencement Date, the Series N Dividends accrued and unpaid to such date are not paid in full on all of the Series N Shares then outstanding, such Series N Dividends, or the unpaid part thereof, shall be paid on a subsequent Quarterly Commencement Date or Quarterly Commencement Dates determined by the directors on which the Corporation shall have sufficient monies properly applicable to the payment of such Series N Dividends. The Holders shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

4.                                      Redemption

4.1                               Optional Redemption

On any date after December 1, 2019 that is not a Series N Conversion Date, subject to the terms of any shares ranking prior to the Series N Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all or any part of the then outstanding Series N Shares by the payment of an amount in cash for each Series N Share so redeemed equal to $25.50, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Quarterly Commencement Date on which such dividend is payable) up to but excluding the date fixed for redemption (collectively, the “Premium Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

On any Series N Conversion Date, subject to the terms of any shares ranking prior to the Series N Shares, to applicable law and to the provisions described in Section 6 below, the Corporation may, upon giving notice as hereinafter provided, at its option, redeem all, or from time to time any part, of the then outstanding Series N Shares by the payment of an amount in cash for each Series N Share so redeemed equal to $25.00, together with all accrued and unpaid dividends (for greater certainty excluding declared dividends with a record date prior to the date fixed for redemption, which shall be paid by the Corporation to the Holder on the Quarterly Commencement Date on which such dividend is payable) up to but excluding the date fixed for redemption (collectively, the “Basic Redemption Price”) (less any tax required to be deducted and withheld by the Corporation under applicable law).

4.2                               Partial Redemption

If less than all of the then outstanding Series N Shares are at any time to be redeemed, then the particular Series N Shares to be redeemed shall be selected on a pro rata basis. For the purpose of determining the number of Series N Shares to be redeemed under this Section 4.2, any fractional amount of a Series N Share equal to or greater than 0.5 shall be rounded up to the next larger whole number and any fractional amount of a Series N Share less than 0.5 shall be rounded down to the next smaller whole number.

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4.3                               Method of Redemption

The Corporation shall give notice in writing not less than 30 days and not more than 60 days prior to the date on which, the redemption is to take place of its intention to redeem such Series N Shares to each person who, at the date of giving such notice, is a Holder. Any such notice shall be validly and effectively given on the date on which it is sent to each Holder in the manner provided for in Section 14. Such notice shall set out the number of such Series N Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price and the date on which the redemption is to take place. On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to the Holders of Series N Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law), on presentation and surrender, at any place within Canada designated by such notice, of the certificate or certificates for such Series N Shares so called for redemption. Such payment shall be made (i) by cheque in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law), payable at par at any branch in Canada of the Corporation’s bankers for the time being, and the delivery of such cheque in such amount shall be a full and complete discharge of the Corporation’s obligation to pay the Redemption Price owed to the Holders of Series N Shares so called for redemption unless the cheque is not honoured when presented for payment, or (ii) by any other reasonable means the Corporation deems desirable in the amount of the Redemption Price (less any tax required to be deducted and withheld by the Corporation under applicable law). From and after the redemption date specified in any such notice, the Series N Shares called for redemption shall cease to be entitled to Series N Dividends and the Holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof, except to receive the Redemption Price therefor (less any tax required to be deducted and withheld by the Corporation under applicable law), unless payment of the Redemption Price shall not be duly made by the Corporation. At any time after notice of redemption is given as aforesaid, the Corporation shall have the right to deposit the Redemption Price in respect of any or all Series N Shares called for redemption (less any tax required to be deducted and withheld by the Corporation under applicable law), or such part thereof which as at the time of deposit has not been claimed by the Holders entitled thereto, with any chartered bank or banks or with any trust company or trust companies in Canada named in the notice of redemption to the credit of a special account or accounts in trust for the respective Holders of such shares, to be paid to them respectively upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit or deposits being made, such shares shall be deemed to be redeemed on the redemption date specified in the notice of redemption. After the Corporation has made a deposit as aforesaid with respect to any Series N Shares, the Holders thereof shall not, from and after the redemption date, be entitled to exercise any of the rights of shareholders in respect thereof and the rights of the Holders thereof shall be limited to receiving a proportion of the amounts so deposited applicable to such shares, without interest. Any interest allowed on such deposit shall belong to the Corporation. Subject to applicable law, redemption monies that are represented by a cheque which has not been presented to the Corporation’s bankers for payment or that otherwise remain unclaimed (including monies held in deposit as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

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5.                                      Conversion of Series N Shares

5.1                               Conversion at the Option of the Holder

Subject to applicable law, on December 1, 2024 and on December 1 of every fifth year thereafter (each, a “Series N Conversion Date”), a Holder, upon notice as hereinafter described, may convert all or any part of the then outstanding Series N Shares registered in the name of the Holder into Series M Shares on the basis of one (1) Series M Share for each Series N Share. Such conversion shall be deemed to have been made at the close of business on the Series N Conversion Date, so that the rights of the Holder of such Series N Shares as the holder thereof shall cease at such time and the person or persons entitled to receive Series M Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series M Shares at such time.

The Corporation shall give notice in writing to the then Holders of the Series N Shares of the conversion privilege provided for herein (the “Conversion Privilege”) and such notice shall (i) set out the Series N Conversion Date, (ii) include instructions to such Holders as to the method by which such Conversion Privilege may be exercised, as described in Section 0 and (iii) be given at least 30 days and not more than 60 days prior to the applicable Series N Conversion Date. On the 30th day prior to each Series N Conversion Date, the Corporation shall give notice in writing to the then Holders of the Series N Shares of the Annual Fixed Dividend Rate determined by the Corporation for the succeeding Subsequent Fixed Rate Period. Each such notice shall be given in the manner provided for in Section 14.

If the Corporation gives notice as provided in Section 4 to the Holders of the Series N Shares of the redemption of all the Series N Shares, the Corporation shall not be required to give notice as provided in this Section 5.1 to the Holders of the Series N Shares of an Annual Fixed Dividend Rate or the Conversion Privilege and the right of any Holder of Series N Shares to convert such Series N Shares as herein provided shall cease and terminate.

Holders of Series N Shares shall not be entitled to convert their shares into Series M Shares on a Series N Conversion Date if the Corporation determines that there would be outstanding on the Series N Conversion Date fewer than 1,000,000 Series M Shares after taking into account all Series N Shares tendered for conversion into Series M Shares in accordance with this Section 5 and all Series M Shares tendered for conversion into Series N Shares in accordance with the terms of the Series M Shares. The Corporation shall give notice in writing thereof as provided hereinabove, mutatis mutandis, to all affected Holders of Series N Shares at least seven (7) days prior to the applicable Series N Conversion Date and will issue and deliver, or cause to be delivered, prior to such Series N Conversion Date, at the expense of the Corporation, to such Holders of Series N Shares who have surrendered for conversion any certificate or certificates representing Series N Shares, new certificates representing the Series N Shares represented by any certificate or certificates surrendered as aforesaid.

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5.2                               Method of Conversion

In order to exercise the Conversion Privilege, the Holder shall give written notice to the Corporation at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series N Shares in Montréal or Toronto (the “Conversion Notice”), which Conversion Notice shall specify the number of Series N Shares held by such Holder to be converted on the Series N Conversion Date, and shall be accompanied by the duly endorsed certificate or certificates representing the Series N Shares being converted. The Conversion Notice shall be given not earlier than the 30th day prior to a Series N Conversion Date but not later than 5:00 pm (Toronto time) on the 15th day preceding a Series N Conversion Date and shall be irrevocable.

Upon exercise by the Holder of its right to convert Series N Shares into Series M Shares or upon an automatic conversion pursuant to Section 5.3, the Corporation is not required to (but may at its option) issue Series M Shares to any person whose address is in, or whom the Corporation or its transfer agent has reason to believe is a resident of, any jurisdiction outside of Canada, to the extent that such issue would require the Corporation to take any action to comply with the securities laws or other laws of such jurisdiction.

The Corporation shall, on receipt of the Conversion Notice and the duly endorsed certificate or certificates representing the Series N Shares being converted by the Holder, give or cause to be given, on the applicable Series N Conversion Date, to each Holder of Series N Shares being converted or as such Holder may have otherwise directed, a certificate representing the whole number of Series M Shares into which such Series N Shares being converted are to be converted, registered in the name of the Holder, or as such Holder may have otherwise directed.

If on any conversion under Section 5.1, less than all of the Series N Shares represented by any certificate are to be converted, a new certificate representing the balance of such Series N Shares shall be issued by the Corporation without cost to the Holder.

The Holder of any Series N Shares on the record date for any dividend declared payable on such shares shall be entitled to such dividend notwithstanding that such shares are converted into Series M Shares after such record date and on or before the date of the payment of such dividend.

The issuance of certificates for the Series M Shares upon the conversion of Series N Shares shall be made without charge to the Holders for any fee or tax in respect of the issuance of such certificates or the Series M Shares represented thereby; provided, however, that the Corporation shall not be required to pay any tax which may be imposed upon the person or persons to whom such Series M Shares are issued in respect of the issuance of such Series M Shares or the certificate therefor or which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name or names other than that of the Holder or deliver such certificate unless the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

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5.3                               Automatic Conversion

If the Corporation determines that there would remain outstanding on a Series N Conversion Date fewer than 1,000,000 Series N Shares after taking into account all Series N Shares tendered for conversion into Series M Shares in accordance with this Section 5 and all Series M Shares tendered for conversion into Series N Shares in accordance with the terms of the Series M Shares, then all, but not part, of the remaining outstanding Series N Shares shall be automatically converted into Series M Shares on the basis of one (1) Series M Share for each Series N Share on the applicable Series N Conversion Date and the Corporation shall give notice in writing thereof, in accordance with the provisions of Section 5.1, mutatis mutandis, to the Holders of such remaining Series N Shares at least seven (7) days prior to the Series N Conversion Date. Such conversion shall be deemed to have been made at the close of business on the Series N Conversion Date, so that the rights of the Holder of the Series N Shares so converted as the holder thereof shall cease at such time and the person or persons entitled to receive Series M Shares upon such conversion shall be treated for all purposes as having become the holder or holders of record of such Series M Shares at such time.

In the event of any such automatic conversion, each Holder of Series N Shares being so converted shall be entitled, upon surrender during usual business hours at the registered office of the Corporation or the principal transfer office of the transfer agent for the Series N Shares in Montréal or Toronto of the certificate or certificates representing Series N Shares not previously surrendered for conversion, to receive a certificate or certificates representing the same number of Series M Shares in the manner and subject to the terms and provisions as provided in Section 0.

6.                                      Restrictions on Dividends and Retirement and Issue of Shares

So long as any of the Series N Shares are outstanding, the Corporation shall not, without the approval of the Holders:

(a)                                 declare, pay or set apart for payment any dividends (other than stock dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series N Shares) on any shares of the Corporation ranking as to dividends junior to the Series N Shares;

(b)                                 except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking as to capital and dividends junior to the Series N Shares, redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Corporation ranking as to capital junior to the Series N Shares;

(c)                                  redeem or call for redemption, purchase or otherwise pay off or retire for value or make any return of capital in respect of less than all of the Series N Shares then outstanding;

(d)                                 except pursuant to any purchase obligation, sinking fund, retraction privilege or mandatory redemption provisions attaching thereto, redeem or call for redemption,

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purchase or otherwise pay off or retire for value or make any return of capital in respect of any First Preference Shares, ranking as to dividends or capital on a parity with the Series N Shares; or

(e)                                  issue any additional Series N Shares (other than in accordance with the conversion provisions of the Series M Shares) or any shares ranking as to dividends or capital prior to or on a parity with the Series N Shares (other than any Series M Shares issued upon the conversion of the Series N Shares in accordance with Section 5), unless, in each such case, all accrued and unpaid dividends up to and including the dividend payable for the last completed period for which dividends were payable on the Series N Shares and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series N Shares with respect to the payment of dividends have been declared and paid or set apart for payment.

7.                                      Purchase for Cancellation

Subject to applicable law, any necessary regulatory approvals and to the provisions in Section 6 above, the Corporation may at any time purchase (if obtainable) for cancellation the whole or any part of the Series N Shares outstanding from time to time, in the open market, through or from an investment dealer or any firm holding membership on a recognized stock exchange, or by private agreement or otherwise, at the lowest price or prices at which, in the opinion of the directors of the Corporation, such shares are obtainable.

8.                                      Authorized Capital

Any Series N Shares which are redeemed or purchased in accordance herewith shall be cancelled and such Series N Shares shall not be reissued by the Corporation. All Series N Shares converted into Series M Shares on a Series N Conversion Date shall not be cancelled but shall be restored to the status of authorized but unissued shares of the Corporation as at the close of business on the Series N Conversion Date and shall be available for issuance on the conversion of Series M Shares into Series N Shares in accordance with the terms of the Series M Shares.

9.                                      Liquidation, Dissolution or Winding-Up

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the Holders shall be entitled to payment of an amount equal to $25.00 per Series N Share, plus an amount equal to all accrued and unpaid dividends up to but excluding the date of payment or distribution (less any tax required to be deducted and withheld by the Corporation under applicable law), before any amounts shall be paid or any assets of the Corporation distributed to the holders of any shares ranking junior as to capital to the Series N Shares. Upon payment of such amounts, the Holders shall not be entitled to share in any further distribution of the assets of the Corporation.

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10.                               Voting Rights

The Holders will not be entitled (except as otherwise provided by law and except for meetings of the holders of the First Preference Shares as a class and meetings of the holders of the Series N Shares as a series) to receive notice of, attend at, or vote at any meeting of shareholders of the Corporation unless and until the Corporation shall have failed to pay eight (8) Series N Dividends on the Series N Shares payable in respect of any Quarterly Floating Rate Period, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series N Dividends. In the event of such non-payment, and for only so long as any such dividends remain in arrears, the Holders shall have the right to receive notice of and to attend each meeting of shareholders of the Corporation which takes place more than 60 days after the date on which the failure first occurs (other than a separate meeting of the holders of another series or class of shares) and such Holders shall have the right, at any such meeting, to one (1) vote for each Series N Share held. Subject to applicable law, no other voting rights shall attach to the Series N Shares in any circumstances. The voting rights of the Holders shall forthwith cease upon payment by the Corporation of any and all such dividends in arrears on the Series N Shares to which the Holders are entitled, until such time as the Corporation may again fail to pay eight (8) Series N Dividends on the Series N Shares payable in respect of any Quarterly Floating Rate Period, whether or not consecutive and whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of Series N Dividends, in which event such voting rights shall become effective again and so on from time to time.

11.                               Modification

The provisions attaching to the Series N Shares may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Corporations Act (Newfoundland and Labrador), any such approval to be given in accordance with Section 12.

12.                               Approval of Holders of Series N Shares

12.1                        Approval

Any approval of the Holders with respect to any matters requiring the consent of the Holders may be given in such manner as then required by law, subject to a minimum requirement that such approval be given by resolution signed by all the Holders or by a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the Holders who voted in respect of that resolution at a meeting of the Holders duly called for that purpose and at which the Holders of at least a majority of the outstanding Series N Shares are present or represented by proxy. If at any such meeting the Holder(s) of a majority of the outstanding Series N Shares are not present or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting shall be adjourned to such date not less than 14 days thereafter on the corresponding day of the week and at the same time and place as that originally fixed by the notice convening the meeting, and not less than seven (7) days’ written notice shall be given of such adjourned meeting. At such adjourned meeting, the Holder(s) of Series N Shares represented in person or by proxy shall form the necessary

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quorum. At any meeting of the Holders as a series, each Holder shall be entitled to one vote in respect of each Series N Share held.

12.2                        Formalities, etc.

The proxy rules applicable to, and the formalities to be observed in respect of the conduct of, any meeting or any adjourned meeting of Holders shall be those from time to time prescribed by the by-laws of the Corporation in respect of meetings of shareholders or, if not so prescribed, as required by law. On every poll taken at every meeting of Holders, each Holder entitled to vote thereof shall have one vote in respect of each Series N Share held.

13.                               Tax Election

The Corporation shall elect, in the manner and within the time provided under the Income Tax Act (Canada) (the “ITA”), under subsection 191.2(1) of the ITA, or any successor or replacement provision of similar effect, and take all other necessary action under the ITA, to pay or cause payment of the tax under Part VI. 1 of the ITA at a rate such that corporate Holders will not be required to pay tax on dividends received on the Series N Shares under Part IV.1 of the ITA or any successor or replacement provision of similar effect.

14.                               Communications with Holders

Except as specifically provided elsewhere in these Series N Share Provisions, any notice, cheque or other communication from the Corporation herein provided for shall be sufficiently given, sent or made if delivered or if sent by first class unregistered mail, postage prepaid, to each Holder at the last address of such Holder as it appears on the securities register of the Corporation or, in the case of joint Holders, to the address of the Holder whose name appears first in the securities register of the Corporation as one of such joint Holders, or, in the event of the address of any of such Holders not so appearing, then to the last address of such Holder known to the Corporation. Accidental failure to give such notice or other communication to one or more Holders of the Series N Shares shall not affect the validity of the notices or other communications properly given or any action taken pursuant to such notice or other communication but, upon such failure being discovered, the notice or other communication, as the case may be, shall be sent forthwith to such Holder or Holders.

If any notice, cheque or other communication from the Corporation given to a Holder pursuant to this Section 14 is returned on three consecutive occasions because the Holder cannot be found, the Corporation shall not be required to give or mail any further notices, cheques or other communications to such shareholder until the Holder informs the Corporation in writing of such Holder’s new address.

If the directors determine that mail service is or is threatened to be interrupted at the time when the Corporation is required or elects to give any notice, hereunder, by mail, or is required to send any cheque or any share certificate to a Holder, whether in connection with the redemption of Series N Shares or otherwise, the Corporation may, notwithstanding the provisions hereof:

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(a)                                 give such notice by publication thereof once in a daily English language newspaper of general circulation published in each of St. John’s, Montréal and Toronto and once in a daily French language newspaper published in Montréal and such notice shall be deemed to have been validly given on the day next succeeding its publication in all of such cities; and

(b)                                 fulfill the requirement to send such cheque or such share certificate by arranging for the delivery thereof to such Holder by the transfer agent for the Series N Shares at its principal offices in Montréal or Toronto, and such cheque and/or share certificate shall be deemed to have been sent on the date on which notice of such arrangement shall have been given as provided in (a) above, provided that as soon as the directors determine that mail service is no longer interrupted or threatened to be interrupted, such cheque or share certificate, if not theretofore delivered to such Holder, shall be sent by mail as herein provided.

15.                               Book-Entry System Only

If the Series N Shares are held through the book-entry only system of CDS Clearing and Depository Services Inc. (“CDS”), then the beneficial owner thereof shall provide instructions only by such beneficial owner providing instructions to the CDS participant through whom such beneficial owner holds such Series N Shares. Beneficial owners of Series N Shares will not have the right to receive share certificates representing their ownership of the Series N Shares.

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